                                                                    EXHIBIT 10.a


================================================================================


                        5-YEAR REVOLVING CREDIT AGREEMENT

                            dated as of June 28, 2000

                                      among

                               ARVINMERITOR, INC.,

                         MERITOR AUTOMOTIVE CANADA, INC.
                              ARVIN FINANCE IRELAND
                     MERITOR HEAVY VEHICLE SYSTEMS LIMITED,
                  as the initial Foreign Subsidiary Borrowers,

                     THE OTHER FOREIGN SUBSIDIARY BORROWERS
                        FROM TIME TO TIME PARTIES HERETO,

                  THE LENDERS FROM TIME TO TIME PARTIES HERETO,

                                  BANK ONE, NA
                              (Main Office Chicago)
                            as Administrative Agent,

                            THE CHASE MANHATTAN BANK
                              as Syndication Agent

                                       and

                               CITICORP USA, INC.
                                       and
                              BANK OF AMERICA, N.A.
                             as Documentation Agents

================================================================================

                         BANC ONE CAPITAL MARKETS, INC.

                                       and

                             CHASE SECURITIES, INC.
                 as Joint Lead Arrangers and Joint Book Managers

================================================================================
                                 SIDLEY & AUSTIN
                                 Bank One Plaza
                            10 South Dearborn Street
                             Chicago, Illinois 60603

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                                TABLE OF CONTENTS


                                                     ARTICLE I
                                                    DEFINITIONS

   1.1.   Defined Terms...........................................................................................1

                                                     ARTICLE II
                                                    THE CREDITS

   2.1.   Commitments............................................................................................21
   2.2.   Repayment of Revolving Credit Loans; Evidence of Debt..................................................21
   2.3.   Procedures for Revolving Credit Borrowing..............................................................22
   2.4.   Termination or Reduction of Revolving Credit Commitment................................................22
   2.5.   Multicurrency Commitments..............................................................................23
   2.6.   Special Provisions for Non-Pro Rata Multicurrency Loans................................................25
   2.7.   Swing Line Loans.......................................................................................27
   2.8.   Facility, Utilization and Agent Fees...................................................................28
   2.9.   Optional and Mandatory Principal Payments on All Loans.................................................29
   2.10.  Conversion and Continuation of Outstanding Advances....................................................30
   2.11.  Interest Rates; Interest Payment Dates; Interest and Fee Basis.........................................31
   2.12.  Changes in Interest Rate, etc..........................................................................32
   2.13.  Rates Applicable After Default.........................................................................32
   2.14.  Pro Rata Payment, Method of Payment....................................................................32
   2.15.  Telephonic Notices.....................................................................................33
   2.16.  Notification of Advances, Interest Rates, Prepayments, Activation of Non-Pro Rata
          Multicurrency  Loans and Commitment Reductions.........................................................33
   2.17.  Lending Installations..................................................................................34
   2.18.  Non-Receipt of Funds by the Administrative Agent.......................................................34
   2.19.  Facility Letters of Credit.............................................................................34
   2.20.  Application of Payments with Respect to Defaulting Lenders.............................................39

                                                    ARTICLE III
                                           CHANGE IN CIRCUMSTANCES, TAXES

   3.1.  Yield Protection........................................................................................39
   3.2.  Changes in Capital Adequacy Regulations.................................................................40
   3.3.  Availability of Types of Advances.......................................................................40
   3.4.  Funding Indemnification.................................................................................41
   3.5.  Lender Statements; Survival of Indemnity................................................................41
   3.6.  Taxes...................................................................................................41
   3.7.  Substitution of Lender..................................................................................43

                                                    ARTICLE IV
                                               CONDITIONS PRECEDENT

   4.1.  Initial Advances and Letters of Credit..................................................................44
   4.2.  Each Advance............................................................................................46


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

                                                     ARTICLE V
                                          REPRESENTATIONS AND WARRANTIES

   5.1.  Corporate Existence and Standing........................................................................46
   5.2.  Authorization and Validity..............................................................................46
   5.3.  No Conflict; Government Consent.........................................................................47
   5.4.  Financial Statements....................................................................................47
   5.5.  Material Adverse Change.................................................................................47
   5.6.  Taxes...................................................................................................47
   5.7.  Litigation and Contingent Obligations...................................................................48
   5.8.  Subsidiaries............................................................................................48
   5.9.  ERISA...................................................................................................48
   5.10.  Accuracy of Information................................................................................48
   5.11.  Regulation U...........................................................................................48
   5.12.  Material Agreements....................................................................................48
   5.13.  Compliance With Laws...................................................................................48
   5.14.  Plan Assets; Prohibited Transactions...................................................................49
   5.15.  Environmental Matters..................................................................................49
   5.16.  Investment Company Act.................................................................................49
   5.17.  Public Utility Holding Company Act.....................................................................49
   5.18.  Foreign Subsidiary Borrowers...........................................................................49

                                                     ARTICLE VI
                                                     COVENANTS

   6.1.  Financial Reporting.....................................................................................50
   6.2.  Use of Proceeds.........................................................................................51
   6.3.  Notice of Default.......................................................................................51
   6.4.  Conduct of Business.....................................................................................51
   6.5.  Taxes...................................................................................................51
   6.6.  Insurance...............................................................................................52
   6.7.  Compliance with Laws....................................................................................52
   6.8.  Maintenance of Properties...............................................................................52
   6.9.  Inspection..............................................................................................52
   6.10.  Priority Indebtedness..................................................................................52
   6.11.  Merger.................................................................................................52
   6.12.  Sale of Assets.........................................................................................52
   6.13.  Conduct of Business; Investments and Acquisitions......................................................53
   6.14.  Liens..................................................................................................53
   6.15.  Transactions with Affiliates and Joint Ventures........................................................55
   6.16.  Contingent Obligations.................................................................................55
   6.17.  Sale and Leaseback.....................................................................................55
   6.18.  Subordinated Indebtedness; Restricted Payments.........................................................55
   6.19.  Additional Guarantees..................................................................................56
   6.20.  Debt Ratio.............................................................................................56
   6.21.  Financial Contracts....................................................................................56




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
                                                    ARTICLE VII
                                                      DEFAULTS

   7.1.  Defaults................................................................................................56

                                                    ARTICLE VIII
                                   ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES

   8.1.  Acceleration............................................................................................58
   8.2.  Amendments..............................................................................................59
   8.3.  Preservation of Rights..................................................................................60

                                                     ARTICLE IX
                                                      GUARANTY

   9.1.  Guaranty................................................................................................60
   9.2.  No Subrogation..........................................................................................61
   9.3.  Amendments, etc. with respect to the Obligations; Waiver of Rights......................................61
   9.4.  Guarantee Absolute and Unconditional....................................................................62
   9.5.  Reinstatement...........................................................................................62
   9.6.  Payments................................................................................................62

                                                     ARTICLE X
                                                 GENERAL PROVISIONS

   10.1.  Survival of Representations............................................................................63
   10.2.  Governmental Regulation................................................................................63
   10.3.  Taxes..................................................................................................63
   10.4.  Headings...............................................................................................63
   10.5.  Entire Agreement.......................................................................................63
   10.6.  Several Obligations; Benefits of this Agreement........................................................63
   10.7.  Expenses; Indemnification..............................................................................63
   10.8.  Numbers of Documents...................................................................................64
   10.9.  Accounting.............................................................................................64
   10.10.  Severability of Provisions............................................................................64
   10.11.  Nonliability of Lenders...............................................................................64
   10.12.  Confidentiality.......................................................................................64
   10.13.  Nonreliance...........................................................................................65

                                                     ARTICLE XI
                                                     THE AGENTS

   11.1.  Appointment; Nature of Relationship....................................................................65
   11.2.  Powers.................................................................................................66
   11.3.  General Immunity.......................................................................................66
   11.4.  No Responsibility for Loans, Recitals, etc.............................................................66
   11.5.  Action on Instructions of Lenders......................................................................66
   11.6.  Employment of Agents and Counsel.......................................................................67
   11.7.  Reliance on Documents; Counsel.........................................................................67
   11.8.  Agents' Reimbursement and Indemnification..............................................................67
   11.9.  Notice of Default......................................................................................67
   11.10.  Rights as a Lender....................................................................................67
   11.11.  Lender Credit Decision................................................................................68
   11.12.  Successor Agents......................................................................................68
   11.13.  No Duties Imposed Upon Syndication Agent, Documentation Agent or Arranger.............................68

                                                    ARTICLE XII
                                SETOFF; ADJUSTMENTS AMONG LENDERS; APPOINTED LENDERS

   12.1.  Setoff.................................................................................................69
   12.2.  Ratable Payments.......................................................................................69


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
   12.3.  Application of Payments................................................................................69
   12.4.  Loan Conversion/Participations.........................................................................70
   12.5.  Appointed Lenders......................................................................................71

                                                     ARTICLE XIII
                                  BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

   13.1.  Successors and Assigns.................................................................................72
   13.2.  Participations.........................................................................................72
   13.3.  Assignments............................................................................................73
   13.4.  Dissemination of Information...........................................................................74
   13.5.  Tax Treatment..........................................................................................74

                                                     ARTICLE XIV
                                                       NOTICES

   14.1.  Notices................................................................................................74
   14.2.  Change of Address......................................................................................74

                                                      ARTICLE XV
                                                     COUNTERPARTS

   15.1.  Counterparts...........................................................................................75

                                                     ARTICLE XVI
                   CHOICE OF LAW, CONSENT TO JURISDICTION, WAIVER OF JURY TRIAL, JUDGMENT CURRENCY

   16.1.  CHOICE OF LAW..........................................................................................75
   16.2.  WAIVER OF JURY TRIAL...................................................................................75
   16.3.  Submission To Jurisdiction; Waivers....................................................................75
   16.4.  Acknowledgments........................................................................................76
   16.5.  Power of Attorney......................................................................................76
   16.6.  Judgment...............................................................................................76




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Exhibits

EXHIBIT A    --     Form of Promissory Note
EXHIBIT B    --     Pricing Schedule
EXHIBIT C    --     Form of Compliance Certificate
EXHIBIT D    --     Form of Company's Counsel's Opinion
EXHIBIT E    --     Form of Foreign Subsidiary Borrower's Counsel's Opinion
EXHIBIT F    --     Form of Written Money Transfer Instructions
EXHIBIT G    --     Form of Joinder Agreement
EXHIBIT H    --     Form of Assignment Agreement
EXHIBIT I    --     List of Closing Documents
EXHIBIT J    --     Appointment Agreement

                             SCHEDULES

Schedule 1   --     Commitments
Schedule 2   --     Eurocurrency Base Rate
Schedule 3   --     Foreign Subsidiary Borrowers
Schedule 4   --     Permitted Subsidiary Public Indebtedness
Schedule 5   --     Litigation
Schedule 6   --     Subsidiaries
Schedule 7   --     ERISA




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


         THIS 5-YEAR REVOLVING CREDIT AGREEMENT (this "AGREEMENT"), dated as of June 28, 2000, among ARVINMERITOR, INC., an Indiana corporation (the "Company"), the FOREIGN SUBSIDIARY BORROWERS (as hereinafter defined) from time to time parties hereto (together with the Company, the "Borrowers"), the lenders from time to time parties hereto (the "Lenders"), BANK ONE, NA, having its principal office in Chicago, Illinois, as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT"), THE CHASE MANHATTAN BANK, as syndication agent for the Lenders (the "SYNDICATION AGENT"), and CITICORP USA, INC. and BANK OF AMERICA, N.A., as documentation agents for the Lenders (the "DOCUMENTATION AGENTS").

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

         1.1. Defined Terms. As used in this Agreement, the following terms shall have the following meanings:


         "Activated Non-Pro Rata Multicurrency Commitment" means as to any Multicurrency Lender, its Multicurrency Commitment to make Non-Pro Rata Multicurrency Loans to the Borrowers for which such Multicurrency Lender is a Designated Multicurrency Lender following the Activation Date with respect to such Non-Pro Rata Multicurrency Loans under Section 2.6.1 hereof, as such amount may be reduced from time to time as provided in Section 2.6, 13.3 and the other applicable provisions hereof.

         "Activation Date" is defined in Section 2.6.1 hereof.

         "Activation Request" is defined in Section 2.6.1.

         "Acquisition" means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which the Company or any of its Subsidiaries (i) acquires any going business or all or substantially all of the assets of any firm, corporation or limited liability company, or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership or limited liability company.

         "Adjusted Aggregate Ratable Outstandings" means with respect to each Lender, the Aggregate Ratable Outstandings of such Lender, plus the amount of any participating interests purchased by such Lender pursuant to Section 12.4, minus the amount of any participating interests sold by such Lender pursuant to
Section 12.4.

         "Administrative Agent" means Bank One in its capacity as administrative agent for the Lenders pursuant to Article XI, and not in its individual capacity as a Lender, and any successor Administrative Agent appointed pursuant to
Article XI and, for purposes of any Multicurrency Loan, any Person designated pursuant to Section 2.5.1(e) hereof.

         "Advance" means a Multicurrency Advance or a Revolving Credit Advance, as the case may be.






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


         "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. The term "control" (including the correlative terms "controlled" and "controlling") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting stock, by contract and otherwise; provided that under no circumstance shall the Administrative Agent, the Syndication Agent or any of the Lenders be deemed to be Affiliates of the Company or vice versa.

         "Agents" shall mean, collectively, the Administrative Agent, the Syndication Agent and the Documentation Agents.

         "Aggregate Activated Non-Pro Rata Multicurrency Commitments" means the aggregate amount of the Activated Non-Pro Rata Multicurrency Commitments of all the Lenders, which shall not exceed an amount, the U.S. Dollar Equivalent of which is Two Hundred Million Dollars ($200,000,000).

         "Aggregate Multicurrency Commitments" means the aggregate amount of the Multicurrency Commitments of all the Lenders, which shall not exceed an amount, the U.S. Dollar Equivalent of which is Five Hundred Million Dollars ($500,000,000), as such amount may be reduced by the Aggregate Activated Non-Pro Rata Multicurrency Commitments pursuant to Section 2.4 or 2.6.

         "Aggregate Multicurrency Outstandings" means as at any date of determination with respect to any Lender, the U.S. Dollar Equivalent of an amount in the applicable Available Foreign Currencies and in U.S. Dollars equal to the sum of the aggregate unpaid principal amount of such Lender's Multicurrency Loans and Multicurrency Swing Line Loans on such date and the amount of such Lender's Multicurrency Commitment Percentage of the funded participations in or obligations to purchase participations in Multicurrency Loans, the Multicurrency Swing Line Loans and of the Facility Letter of Credit Obligations with respect to Multicurrency Facility Letters of Credit for all Borrowers.

         "Aggregate Non-Pro Rata Multicurrency Outstandings" means as at any date of determination with respect to any Lender, an amount in U.S. Dollars equal to the sum of Aggregate Multicurrency Outstandings of such Lender with respect to Non-Pro Rata Multicurrency Loans in favor of a particular Borrower in a particular Available Foreign Currency on such date.

         "Aggregate Pro Rata Multicurrency Outstandings" means, as at any date of determination with respect to any Lender, an amount in U.S. Dollars equal to the sum of the Aggregate Multicurrency Outstandings of such Lender with respect to Pro Rata Multicurrency Loans on such date.

         "Aggregate Ratable Outstandings" means as at any date of determination with respect to any Lender, an amount in U.S. Dollars equal to the sum of (a) the Aggregate Revolving Credit Outstandings of such Lender on such date and (b) the Aggregate Pro Rata Multicurrency Outstandings of such Lender on such date.

         "Aggregate Revolving Credit Commitments" means the aggregate amount of the Revolving Credit Commitments of all of the Lenders, which amount shall not exceed Seven Hundred Fifty Million Dollars ($750,000,000), as such number may be reduced by the Aggregate Activated Non-Pro Rata Multicurrency Commitments pursuant to Section 2.6.

         "Aggregate Revolving Credit Outstandings" means as at any date of determination with respect to any Lender, the sum of the aggregate unpaid principal amount of such Lender's Revolving Credit Loans and U.S. Swing Line Loans on such date and the amount of such Lender's Revolving Credit Commitment









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

Percentage of the funded participations in or obligations to purchase participations in U.S. Swing Line Loans and the Facility Letter of Credit Obligations with respect to U.S. Facility Letters of Credit.

         "Agreement" means this credit agreement, as it may be amended, restated, supplemented or otherwise modified and in effect from time to time.

         "Agreement Accounting Principles" means generally accepted accounting principles as in effect on June 1, 2000 in the United States; provided that, if the Company notifies the Administrative Agent that the Company wishes to amend any covenant contained in Article VI to eliminate the effect of any change in generally accepted accounting principles on the calculation of such covenant (or if the Administrative Agent notifies the Company that the Required Lenders wish to amend Article VI for such purpose), then the Company's compliance with such covenant shall be determined on the basis of generally accepted accounting principles in effect on June 1, 2000 in the United States until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Company and the Required Lenders.

         "Agreement Currency" is defined in Section 16.6.

         "Alternate Base Rate" means, for any day, a rate of interest per annum equal to the higher of (a) the Prime Rate for such day and (b) the sum of the Federal Funds Effective Rate for such day plus 1/2% per annum.

         "Applicable Margin" means the amounts set forth in the Pricing Schedule on Exhibit B hereto.

         "Appointed Lender" means, with respect to each Appointing Lender, each Eligible Appointee designated by such Appointing Lender pursuant to Section 12.5.

         "Appointing Lender" means, with respect to each Appointed Lender, the Lender that designated such Appointed Lender pursuant to Section 12.5.

         "Article" means an article of this Agreement unless another document is specifically referenced.

         "Arvin" means Arvin Industries, Inc., an Indiana corporation.

         "Assignment" is defined in Section 13.3.1.

         "Authorized Officer" means any of the Chairman and Chief Executive Officer, Vice Chairman and President, Senior Vice President and Chief Financial Officer, Vice President and Treasurer and any Assistant Treasurer of the Company or any person designated by any such Person in writing to the Administrative Agent from time to time, acting singly.

         "Available Foreign Currencies" means British Pounds Sterling, Canadian Dollars and euro and any other available and freely-convertible non-U.S. Dollar currency selected by the Company and approved by the Administrative Agent and the Syndication Agent.

         "Available Non-Pro Rata Multicurrency Commitment" means as at any date of determination with respect to any Designated Multicurrency Lender for a particular Borrower and an applicable Available Foreign Currency, the excess, if any of (a) the amount of such Lender's Activated Non-Pro Rata Multicurrency Commitment in effect on such date over (b) the Aggregate Multicurrency Outstandings of such Multicurrency Lender in the applicable Available Foreign Currency on such date.








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

         "Available Pro Rata Multicurrency Commitment" means at any date of determination with respect to any Multicurrency Lender, the lesser of (a) the excess, if any, of (i) the U.S. Dollar Equivalent of such Multicurrency Lender's Multicurrency Commitment with respect to Pro Rata Multicurrency Loans in effect on such date over (ii) the Aggregate Multicurrency Outstandings of such Multicurrency Lender with respect to Pro Rata Multicurrency Loans on such date and (b) the Available Revolving Credit Commitment of such Lender on such date.

         "Available Revolving Credit Commitment" means at any date of determination with respect to any Lender, an amount in U.S. Dollars equal to the excess, if any, of (a) the amount of such Lender's Revolving Credit Commitment in effect on such date over (b) the Aggregate Ratable Outstandings of such Lender on such date.

         "Bank Book" means the ArvinMeritor, Inc. $1,500,000,000 Senior Unsecured Credit Facilities Confidential Information Memorandum dated June 2000.

         "Bank One" means Bank One, NA, having its principal place of business in Chicago, Illinois, in its individual capacity, and its successors.

         "Borrowers" is defined in the preamble hereto.

         "Borrowing Date" means any Business Day specified in a notice pursuant to Section 2.3, 2.5, 2.7 or 2.19 as a date on which a Borrower requests the Lenders to make Loans hereunder or, with respect to the issuance of any Facility Letter of Credit, the date an Issuer issues such Facility Letter of Credit.

         "Business Day" means (a) when such term is used in respect of a day on which a Loan denominated in an Available Foreign Currency is to be made, a payment is to be made in respect of such Loan, an Exchange Rate is to be set in respect of such Available Foreign Currency or any other dealing in such Available Foreign Currency is to be carried out pursuant to this Agreement, such term shall mean a London Banking Day which is (i) in the case of an Available Foreign Currency other than euro, also a day on which banks are open for general banking business in the city which is the principal financial center of the country of issuance of such Available Foreign Currency and (ii) in the case of euro, a "Target Settlement Day" (as defined in Annex I to Schedule 2 hereof);
(b) when such term is used to describe a day on which a borrowing, payment or interest rate determination is to be made in respect of a Eurodollar Loan, such day shall be a London Banking Day; and (c) when such term is used in any context in this Agreement (including as described in the foregoing clauses (a) and (b)), such term shall mean a day which, in addition to complying with any applicable requirements set forth in the foregoing clauses (a) and (b), is a day other than a Saturday, Sunday or other day on which commercial banks in Chicago, Illinois are authorized or required by law to close.

         "Calculation Period" is defined in Section 2.11(e).

         "Capitalized Lease" of a Person means any lease of Property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

         "Capitalized Lease Obligations" of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.






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


         "Capital Stock" means (i) in the case of a corporation, corporate stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a limited liability company, membership interests, (iv) in the case of a partnership, partnership interests (whether general or limited) and (v) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person; provided, however, that "Capital Stock" shall not include any debt securities convertible into equity securities prior to such conversion.

         "Change in Control" means any event or series of events by which:

                  (i) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of thirty percent (30%) or more of the voting power of the then outstanding Capital Stock of the Company entitled to vote generally in the election of the directors of the Company;

                  (ii) during any period of twelve (12) consecutive calendar months, the board of directors of the Company shall cease to have as a majority of its members individuals who either: (a) were directors of the Company on the first day of such period, or (b) were elected or nominated for election to the board of directors of the Company at the recommendation of or other approval by at least a majority of the directors then still in office at the time of such election or nomination who were directors of the Company on the first day of such period, or whose election or nomination for election was so approved; or

                  (iii) the Company consolidates with or merges into another corporation or conveys, transfers or leases all or substantially all of its property to any person, or any corporation consolidates with or merges into the Company, in either event pursuant to a transaction in which the outstanding Capital Stock of the Company is reclassified or changed into or exchanged for cash, securities or other Property.

         "Chase" means The Chase Manhattan Bank, in its individual capacity, and its successors.

         "Closing Date" means the date of this Agreement.

         "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

         "Collateral Shortfall Amount" is defined in Section 8.1.

         "Combined Commitment" means the sum of (1) the aggregate of the Commitments hereunder (which, after the Commitments have been terminated, shall be based on the aggregate Commitments immediately prior to such termination) and
(2) (a) prior to the "Conversion Date" (as defined in the 364-Day Credit Agreement), the aggregate "Commitments" under and as defined in the 364-Day Credit Agreement (which, after such "Commitments" have been terminated, other than as a result of a conversion pursuant to Section 2.2.2 thereof, shall be based on the aggregate of such "Commitments" immediately prior to such termination) and (b) from and after the "Conversion Date" (as defined in the 364-Day Credit Agreement), the "Aggregate Outstandings" of all "Lenders" in each case under and as defined in the 364-Day Credit Agreement.

         "Combined Utilized Amount" means the sum of (1) the Aggregate Ratable Outstandings of all the Lenders plus the Aggregate Non-Pro Rata Multicurrency Outstandings of all the Lenders hereunder excluding any amounts attributable to outstanding Multicurrency Swing Line Loans or any Lender's funded participations in or obligations to purchase participations in Multicurrency Swing Line Loans, and (2) the "Aggregate Outstandings" of all the "Lenders" under and as defined in the 364-Day Credit Agreement.

         "Commitment" means, for each Lender, such Lender's Revolving Credit Commitment and Multicurrency Commitment, including any Activated Non-Pro Rata Multicurrency Commitments, and "Commitments" means the aggregate of all the Lenders' Commitments.

         "Committed Outstandings Percentage" means as of any date with respect to any Lender, the percentage which the Adjusted Aggregate Ratable Outstandings of such Lender constitutes of the Adjusted Aggregate Ratable Outstandings of all Lenders.

         "Company" is defined in the preamble hereto.

         "Company Guaranty" means the guarantee contained in Article IX.

         "Contingent Obligation" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss and shall include, without limitation, the contingent liability of such first Person under any letter of credit for which such first Person is in any way liable, but shall exclude any contingent liability with respect to trade letters of credit used to finance inventory or equipment obtained in the ordinary course of business.

         "Conversion/Continuation Notice" is defined in Section 2.10.1.

         "Conversion Event" means either (a) a Default under Article VII has occurred and (i) for any Non-Pro Rata Multicurrency Loans, the applicable Designated Multicurrency Lenders have requested that a Conversion Event shall occur with respect to such Loans, (ii) for any Pro-Rata Multicurrency Loans, the Administrative Agent has requested that a Conversion Event shall occur with respect to such Loans, (iii) for any Multicurrency Swing Line Loans, the Swing Line Bank has requested that a Conversion Event shall occur with respect to such Loans or (iv) for any Multicurrency Facility Letter of Credit, the Issuer has requested that a Conversion Event shall occur with respect to such Multicurrency Facility Letters of Credit or the Reimbursement Obligations with respect thereto, or (b) the Commitments shall have been terminated and/or the Loans shall have been declared immediately due and payable pursuant to Section 8.1(b).

         "Conversion Sharing Percentage" means on any date with respect to any Lender and any Loans of such Lender outstanding in any currency other than U.S. Dollars, the percentage of such Loans such that, after giving effect to the conversion of such Loans to U.S. Dollars and the purchase and sale by such Lender of participating interests as contemplated by Section 12.4, the Committed Outstandings Percentage of such Lender will equal such Lender's Revolving Credit Commitment Percentage on such date (calculated immediately prior to giving effect to any termination or expiration of the Revolving Credit Commitments on the date of any Conversion Event).

         "Converted Loans" is defined in Section 12.4(a).

         "Debt Ratio" means, as of the last day of any fiscal quarter commencing with the fiscal quarter ending September 30, 2000, the ratio of (a) Total Debt to (b) EBITDA for the four consecutive fiscal quarters then ended on such date.

         "Deactivation Date" is defined in Section 2.6.4.

         "Default" means an event described in Article VII.

         "Defaulting Lender" means any Lender that (a) on any Borrowing Date fails to make available to the Administrative Agent such Lender's Loans required to be made to a Borrower on such Borrowing Date or (b) shall not have made a payment to an Issuer pursuant to Section 2.19.5. Once a Lender becomes a Defaulting Lender, such Lender shall continue as a Defaulting Lender until such time as such Defaulting Lender makes available to the Administrative Agent, the amount of such Defaulting Lender's Loans and/or to an Issuer, such payments requested by an Issuer together with all other amounts required to be paid to the Administrative Agent and/or the Issuers pursuant to this Agreement.

         "Designated Financial Officer" means, with respect to any Borrower, its chief financial officer, treasurer, assistant treasurer or controller.

         "Designated Multicurrency Lender" means, with respect to any Multicurrency Loan to any Borrower, a Multicurrency Lender that is designated by the Company (having provided the Company with such documentation as the Company reasonably requests to avoid withholding tax), and accepted by such Lender, as a Multicurrency Lender with respect to such Borrower pursuant to Section 2.5.4 (it being understood that for Pro Rata Multicurrency Loans, each Lender shall be a Designated Multicurrency Lender).

         "Designated Office" has the meaning set forth in the definition of Multicurrency Lender.

         "Disqualified Stock" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is ninety-one (91) days after the Facility Termination Date.

         "Documentation Agent" means each of Bank of America, N.A. and Citicorp USA, Inc., in their respective capacities as documentation agents for the Lenders pursuant to Article XI, and not in their individual capacities as Lenders, and any successor Documentation Agent appointed pursuant to Article XI.

         "Dollars", "U.S. Dollars" and "$" means dollars in lawful currency of the United States of America.

         "EBITDA" means for any period, the sum of (a) the consolidated net income (or loss) of the Company and its Subsidiaries for such period determined in conformity with Agreement Accounting Principles, plus (b) to the extent deducted in determining net income, income taxes, depreciation and amortization expense and Interest Expenses. For any calculation of EBITDA for a four fiscal-quarter period prior to September 30, 2001, EBITDA for any fiscal quarter prior to the Merger shall be calculated on a pro forma basis.

         "Effective Date" means the date on which the conditions precedent set forth in Sections 4.1 and 4.2 are satisfied.

         "Eligible Appointee" means a special purpose corporation that (i) is organized under the laws of the United States or any state thereof, (ii) is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and (iii) issues (or the parent of which issues) commercial paper rated at least A-1 or the equivalent thereof by S&P or P-1 or the equivalent thereof by Moody's.

         "Environmental Laws" means, with respect to any Person, any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to (a) the protection of the environment, (b) the effect of the environment on human health, (c) emissions, discharges or releases of pollutants, contaminants, hazardous substances or wastes into surface water, ground water or land, or (d) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous substances or wastes or the clean-up or other remediation thereof, in each case, applicable to such Person or its Property.

         "ERISA" means the Employee Retirement Income Security Act of l974, as amended from time to time, and any rule or regulation issued thereunder.

         "euro" means the Euro referred to in the Council Regulation E.C. No. 1103/97 dated 17 June 1997 passed by the Council of the European Union, or, if different, the then lawful currency of the member states of the European Union that participate in the third stage of the European Economic and Monetary Union.

         "Eurocurrency Advance" means a Multicurrency Advance which bears interest at the Eurocurrency Rate.

         "Eurocurrency Base Rate" means, with respect to each Interest Period pertaining to a Multicurrency Loan, the Eurocurrency Base Rate determined for such Interest Period and the currency in which such Multicurrency Loan is denominated in the manner set forth in Schedule 2, as such Schedule 2 is amended or modified from time to time, in accordance with the provisions of Schedule 2.

         "Eurocurrency Loan" means a Multicurrency Loan which bears interest at the Eurocurrency Rate.

         "Eurocurrency Rate" means with respect to a Multicurrency Advance for the relevant Interest Period, the sum of (a) the quotient of (i) the Eurocurrency Base Rate applicable to such Interest Period, divided by (ii) one minus the Reserve Requirement (expressed as a decimal) applicable to such Interest Period, plus (b) the Applicable Margin.

         "Eurodollar Advance" means a Revolving Credit Advance which bears interest at a Eurodollar Rate.

         "Eurodollar Base Rate" means, the applicable British Bankers' Association Interest Settlement Rate for deposits in U.S. Dollars appearing on Reuters Screen FRBD as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period; provided that, (i) if Reuters Screen FRBD is not available to the Administrative Agent for any reason, the applicable Eurodollar Rate for the relevant Interest Period shall instead be the applicable British Bankers' Association Interest Settlement Rate for deposits in U.S. dollars as reported by any other generally recognized financial information service as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, and (ii) if no such British Bankers' Association Interest Settlement Rate is available to the Administrative Agent, the applicable Eurodollar Rate for the relevant Interest Period shall instead be the rate determined by the Administrative Agent to be the rate at which Bank One or one of its Affiliate banks offers to place deposits in U.S. Dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, in the approximate amount of Bank One's relevant Eurodollar Loan and having a maturity equal to such Interest Period.

         "Eurodollar Loan" means a Revolving Credit Loan which bears interest at a Eurodollar Rate.

         "Eurodollar Rate" means, with respect to a Eurodollar Loan for the relevant Interest Period, the sum of (a) the quotient of (i) the Eurodollar Base Rate applicable to such Interest Period, divided by (ii) one minus the Reserve Requirement (expressed as a decimal) applicable to such Interest Period, plus
(b) the Applicable Margin.

         "Exchange Rate" means with respect to any non-U.S. Dollar currency on any date, the rate at which such currency may be exchanged into U.S. Dollars, as set forth on such date on the relevant Reuters currency page at or about 11:00 a.m. Detroit time, on such date. In the event that such rate does not appear on any Reuters currency page, the "Exchange Rate" with respect to such non-U.S. Dollar currency shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Company or, in the absence of such agreement, such "Exchange Rate" shall instead be the Administrative Agent's spot rate of exchange in the interbank market where its foreign currency exchange operations in respect of such non-U.S. Dollar currency are then being conducted, at or about 10:00 a.m. Detroit time, on such date for the purchase of U.S. Dollars with such non-U.S. Dollar currency, for delivery two Business Days later; provided, that if at the time of any such determination, no such spot rate can reasonably be quoted, the Administrative Agent may use any reasonable method as it deems applicable to determine such rate, and such determination shall be conclusive absent manifest error.

         "Existing Credit Agreements" means each of (a) that certain Credit Agreement dated as of August 21, 1997 among Meritor, the foreign Subsidiaries of Meritor parties thereto as borrowers, the lenders parties thereto, Bank One, Michigan (formerly NBD Bank), as documentation agent, and Morgan Guaranty Trust Company, as administrative agent, (b) that certain Multicurrency Credit Agreement dated as of August 28, 1997 among Arvin, Arvin Finance Ireland, the lenders parties thereto, Bank One (formerly The First National Bank of Chicago) as administrative agent, and Bank of America, N.A. (formerly Bank of America National Trust and Savings Association), as syndication agent and (c) that certain Amended and Restated Credit Agreement dated as of March 28, 2000 among Arvin, the lenders parties thereto, Bank One, as syndication agent and Bank of America, N.A., as administrative agent, as each of the foregoing agreements has been amended from time to time.

         "Facility Letter of Credit" means a Letter of Credit issued by an Issuer pursuant to Section 2.19.

         "Facility Letter of Credit Obligations" means, as at the time of determination thereof, all liabilities, whether actual or contingent, of a Borrower with respect to the Facility Letters of Credit, including the sum of
(a) Reimbursement Obligations and, without duplication, (b) the aggregate undrawn face amount of the outstanding Facility Letters of Credit.

         "Facility Termination Date" means the earliest to occur of (a) June 27, 2005, (b) the date on which the Commitments are terminated pursuant to Article VIII and (c) if the Merger has not occurred prior thereto, July 31, 2000.

         "Federal Funds Effective Rate" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (Detroit time) on such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion.

         "Financial Contract" of a Person means (a) any exchange-traded or over-the-counter futures, forward, swap or option contract or other financial instrument with similar characteristics or (b) any Rate Hedging Agreement.

         "Fixed Rate" means the Eurodollar Rate, the Eurocurrency Rate or any other fixed rate of interest.

         "Fixed Rate Advance" means an Advance which bears interest at a Fixed Rate.

         "Fixed Rate Loan" means a Loan which bears interest at a Fixed Rate.

         "Floating Rate" means, for any day, a rate per annum equal to the Alternate Base Rate for such day, in each case changing when and as the Alternate Base Rate changes.

         "Floating Rate Advance" means a Revolving Credit Advance which bears interest at the Floating Rate.

         "Floating Rate Loan" means a Revolving Credit Loan which bears interest at the Floating Rate.

         "Foreign Plan" means an employee pension benefit plan (as defined in Section 3(2) of ERISA) which is (i) maintained or contributed to for the benefit of employees of the Company or any Subsidiary, (ii) is not covered by ERISA pursuant to Section 4(b)(4) thereof and (iii) under applicable local law, is required to be funded through a trust or other funding vehicle.

         "Foreign Subsidiary Borrower" means each Subsidiary of the Company organized under the laws of a jurisdiction outside the United States listed as a Foreign Subsidiary Borrower in Schedule 3 as amended from time to time in accordance with Section 8.2.2.

         "Foreign Subsidiary Opinion" means with respect to any Foreign Subsidiary Borrower, a legal opinion of counsel to such Foreign Subsidiary Borrower addressed to the Agents and the Lenders concluding that such Foreign Subsidiary Borrower and the Loan Documents to which it is a party substantially comply with the matters listed on the opinion request attached hereto as Exhibit E, with such assumptions, qualifications and deviations therefrom as the Administrative Agent and the Syndication Agent shall approve (such approval not to be unreasonably withheld).

         "Governmental Authority" means any nation or government, any state, or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Guarantor" means the Company.

         "Indebtedness" of a Person means, without duplication, such Person's
(a) obligations for borrowed money, (b) obligations representing the deferred purchase price of Property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (c) obligations, whether or not assumed, secured by Liens on property now or hereafter owned or acquired by such Person, (d) obligations which are evidenced by notes, acceptances, or other instruments (other than Financial Contracts), to the extent of the amounts actually borrowed, due, payable or drawn, as the case may be, (e) Capitalized Lease Obligations, (f) all obligations in respect of standby Letters of Credit, whether drawn or undrawn, contingent or otherwise, (g) Receivables Facility Attributed Indebtedness in excess of $200,000,000 and (h) Contingent Obligations with respect to any of the foregoing to the extent (and only to the extent) that (1) such Contingent Obligation relates to other Indebtedness that is not consolidated Indebtedness of the Company and its Subsidiaries and (2) the other Indebtedness to which such Contingent Obligation relates is outstanding and then only as to principal or like amounts actually borrowed, due, payable or drawn, as the case may be.

         "Interest Expenses" means, with respect to any period, the aggregate of all interest expense reported by the Company and its Subsidiaries in accordance with Agreement Accounting Principles during such period, net of any interest income received by the Company and its Subsidiaries during such period from Investments. As used in this definition, the term "interest" shall include, without limitation, all interest, fees and costs payable with respect to the obligations under this Agreement (other than fees and costs which may be capitalized as transaction costs in accordance with Agreement Accounting Principles) and the interest portion of Capitalized Lease payments during such period, all as determined in accordance with Agreement Accounting Principles.

         "Interest Period" means with respect to any Eurodollar Loan or Multicurrency Loan:

                  (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan or Multicurrency Loan and ending one, two, three, or six months thereafter, as selected by the relevant Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and

                  (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan or Multicurrency Loan and ending one, two, three or six months thereafter, as selected by the relevant Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

                           (i) if any Interest Period pertaining to a Eurodollar
                  Loan or Multicurrency Loan would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                           (ii) any Interest Period applicable to a Eurodollar
                  Loan or Multicurrency Loan that would otherwise extend beyond the Facility Termination Date shall end on the Facility Termination Date; and

                           (iii) any Interest Period pertaining to a Eurodollar
                  Loan or Multicurrency Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

         "Investment" of a Person means any loan, advance (other than commission, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade and loans to employees in the ordinary course of business) or contribution of capital by such Person; stocks, bonds, mutual funds, partnership interests, notes, debentures or other securities owned by such Person; and any deposit accounts and certificate of deposits owned by such Person.

         "Issuer" means (i) Bank One and (ii) any Lender (other than Bank One) reasonably acceptable to the Administrative Agent, and (iii) any Lending Installation or Affiliate of Bank One or such Lender as may be agreed upon, in each case in Bank One's or such Lender's, Lending Installation's or Affiliate's separate capacity as an issuer for any Facility Letter of Credit pursuant to
Section 2.19.1 hereof; provided, however, that notwithstanding the foregoing, the Issuer of any Multicurrency Facility Letter of Credit requested by a Borrower in an Available Foreign Currency shall be a Designated Multicurrency Lender for the requesting Borrower in the applicable Available Foreign Currency.

         "Joinder Agreement" means the Joinder Agreement to be entered into by each Foreign Subsidiary Borrower subsequent to the date hereof pursuant to
Section 8.2.2, substantially in the form of Exhibit G hereto.

         "Joint Book Managers" means Chase Securities, Inc. and Banc One Capital Markets, Inc. in their capacities as joint lead arrangers and joint book managers.

         "Joint Venture" means an association of economically independent business entities (the "Venturers") for a common commercial purpose of defined scope and duration, by contract or through equity interests in a business entity, and by means of which the Venturers pool resources and share risks, rewards and control.

         "Judgment Currency" is defined in Section 16.6.

         "Lenders" means the lending institutions listed on the signature pages of this Agreement and their respective successors and, to the extent permitted by Section 13.3, assigns.

         "Lending Installation" means, with respect to a Lender or an Agent, any office, branch, subsidiary or affiliate of such Lender or Agent.

         "Letter of Credit" of a Person means a letter of credit or similar instrument which is issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable.

         "Letter of Credit Collateral Account" is defined in Section 2.19.7.

         "Lien" means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

         "Loan" means, with respect to a Lender, such Lender's Revolving Credit Loans and Multicurrency Loans and, in the case of the Swing Line Bank, any Swing Line Loans.

         "Loan Documents" means this Agreement and the other documents and agreements contemplated hereby and executed by any Borrower in favor of the Administrative Agent or any Lender (excluding any Financial Contracts between a Borrower and the Administrative Agent or any Lender).

         "Loans to be Converted" is defined in Section 12.4.

         "London Banking Day" means any day on which banks in London are open for general banking business, including dealings in foreign currency and exchange.

         "Margin Stock" means margin stock as defined in Regulations U.

         "Material Adverse Effect" means a material adverse effect on (i) the business, Property or financial condition of the Company (or, prior to the Merger, each of Arvin and Meritor) and its Subsidiaries taken as a whole (ii) the ability of the Borrowers to pay the Obligations under the Loan Documents, or
(iii) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Agents or the Lenders thereunder.

         "Material Foreign Plan" means (i) any Foreign Plan the fair market value of the assets of which, as of the date of the last valuation, exceed $10,000,000 or (ii) any Foreign Plan where the difference between the present value of the accrued benefits under such Foreign Plan and the fair market value of the assets of which exceeds $10,000,000.

         "Material Liabilities" is defined in Section 7.1.5.

         "Merger" means (a) the merger of Meritor with and into Newco, to be immediately followed by (b) the merger of Arvin with and into Newco, in each case, pursuant to the terms and conditions of the Merger Agreement.

         "Merger Agreement" means that certain Agreement and Plan of Reorganization, dated as of April 6, 2000, among Arvin, Meritor and Newco, as amended prior to the date hereof.

         "Meritor" means Meritor Automotive, Inc., a Delaware corporation.

         "Moody's Bond Rating" means for any day, the rating of the Company's senior long-term unsecured debt by (i) Moody's Investors Service, Inc. ("MOODY'S") in effect at 11:00 A.M., Detroit time, on such day or (ii) if Moody's shall cease to publish such a rating in respect of the Company, either of Duff & Phelps Credit Rating Co. or Fitch, Inc. as determined by the Company.

         "Multicurrency Advance" means a borrowing hereunder (or continuation or a conversion thereof) consisting of the several Multicurrency Loans made on the same Borrowing Date (or date of conversion or continuation) by the Lenders to a Borrower of the same Type and for the same Interest Period.

         "Multicurrency Commitment" means, as to any Multicurrency Lender at any time, its obligation to make Multicurrency Loans to the Borrowers for which such Multicurrency Lender is a Designated Multicurrency Lender in an aggregate amount in Dollars or in Available Foreign Currencies as designated on Schedule 1 (or otherwise established pursuant to Section 13.3) of which the U.S. Dollar Equivalent does not exceed at any time outstanding the amount set forth opposite such Multicurrency Lender's name in Schedule 1 under the heading "Multicurrency Commitment" or as otherwise established pursuant to Section 13.3, as such amount may be reduced from time to time as provided in Sections 2.5.3, 2.6, 13.3 and the other applicable provisions hereof.

         "Multicurrency Commitment Percentage" means as to any Designated Multicurrency Lender and any Multicurrency Loan or Multicurrency Facility Letter of Credit to any Borrower at any time, the percentage which such Designated Multicurrency Lender's Multicurrency Commitment with respect to such Borrower then constitutes of the aggregate Multicurrency Commitments of all Designated Multicurrency Lenders with respect to such Borrower (or, if the Multicurrency Commitments have terminated or expired, the percentage which (a) the Aggregate Multicurrency Outstandings of such Designated Multicurrency Lender with respect to such Borrower at such time constitutes of (b) the Aggregate Multicurrency Outstandings of all Designated Multicurrency Lenders with respect to such Borrower at such time).

         "Multicurrency Facility Letter of Credit" means any Facility Letter of Credit for the account of the Company in any Available Foreign Currency or a Foreign Subsidiary Borrower in Dollars or in any Available Foreign Currency.

         "Multicurrency Lender" means each Lender having an amount greater than zero set forth opposite such Lender's name on Schedule 1 hereto under the heading "Multicurrency Commitment"; provided, however, that upon written request of the Company (given by notice to the Administrative Agent), each Multicurrency Lender which has agreed to be a Designated Multicurrency Lender with respect to any Borrower shall promptly cause a subsidiary, branch or affiliate of such Multicurrency Lender legally authorized to make Multicurrency Loans to such Borrower (a "Designated Office") to become a party to this Agreement as a Multicurrency Lender with respect to such Foreign Subsidiary Borrower, in each case if and to the extent required under applicable law to assure that Non-Excluded Taxes are not required to be withheld or paid by such Borrower in respect of Multicurrency Loans made to such Borrower and shall furnish to such Borrower such forms, certifications, opinions and statements as may be reasonably requested by such Borrower (and any material expense of such Multicurrency Lender in connection with such forms, certifications, opinions and statements shall be paid by such Borrower) to confirm that such Designated Office is entitled to receive payments from such Borrower under this Agreement without deduction or withholding of any Non-Excluded Taxes. The identification of a Designated Office shall be effected by delivering a letter to the Administrative Agent, the applicable Foreign Subsidiary Borrower and the Company signed by such Multicurrency Lender and such Designated Office and referring to this Agreement and naming such Designated Office and listing the address and contact information for such Designated Office and the applicable Foreign Subsidiary Borrower, whereupon such Designated Office shall, on behalf of such Multicurrency Lender, fulfill such Multicurrency Lender's obligations and enjoy such Multicurrency Lender's rights, as a Multicurrency Lender with respect to Multicurrency Loans and Multicurrency Letters of Credit to such Foreign Subsidiary Borrower, and the term "Multicurrency Lender" shall, when the context requires, be deemed to refer to and include such Designated Office; provided, further, however, that such designation shall not relieve any Multicurrency Lender of its obligations under this Agreement, and in the event of any failure by the Designated Office to make Multicurrency Loans to such Borrower (or to issue or honor drawings on Multicurrency Facility Letters of Credit) in accordance with the terms of this Agreement, such Multicurrency Lender shall make, or shall cause another Designated Office of such Multicurrency Lender to make, Multicurrency Loans to such Borrower (or to issue or honor drawings on Multicurrency Facility Letters of Credit) in accordance with its Multicurrency Commitment hereunder, in either case, only if and to the extent it can legally and reasonably do so, pursuant to arrangements which enable payments in respect of such Multicurrency Loans to be made without deduction or withholding of any Non-Excluded Taxes and provided that doing so shall not impose on any such Multicurrency Lender any additional costs or legal or regulatory burdens deemed by such Multicurrency Lender in its reasonable judgment to be material.

         "Multicurrency Loans" means, with respect to a Multicurrency Lender, such Lender's loan made pursuant to Section 2.5, including any Non-Pro Rata Multicurrency Loans made pursuant to Sections 2.5 and 2.6. Unless specifically stated otherwise herein, the provisions of this Agreement applicable to Multicurrency Loans shall apply equally to Pro Rata Multicurrency Loans and Non-Pro Rata Multicurrency Loans.

         "Multicurrency Swing Line Loan" means any Swing Line Loan made available to the Company in an Available Foreign Currency or to a Foreign Subsidiary Borrower in Dollars or an Available Foreign Currency.

         "Net Worth" means the consolidated shareholder's equity of the Company and its Subsidiaries, including minority interests, calculated in accordance with Agreement Accounting Principles; provided, that for purposes of this definition Net Worth shall not be increased or decreased as a result of any change in the Company's net worth accounts pursuant to Statement of Financial Accounting Standards No. 52 and/or 133, promulgated by the Financial Accounting Standards Board of the Financial Accounting Foundation.

         "Newco" means Mu Sub, Inc., an Indiana corporation and a Wholly-Owned Subsidiary of Meritor, and the predecessor in interest to the Company.

         "Non-Excluded Taxes" is defined in Section 3.6.1.

         "Non-Multicurrency Lender" means each Lender which is not a Multicurrency Lender.

         "Non-Pro Rata Multicurrency Loans" means Multicurrency Loans that are not Pro Rata Multicurrency Loans which shall include, without limitation, Loans made in an Available Foreign Currency or in U.S. Dollars to a Foreign Subsidiary Borrower organized under the laws of Canada or the United Kingdom (whether in such currencies or on a eurocurrency basis, as appropriate), or such other Non-Pro Rata Multicurrency Loans as may arise following the addition of a new Foreign Subsidiary Borrower hereunder.

         "Notice of Assignment" is defined in Section 13.3.1.

         "Obligations" means collectively, the unpaid principal of and interest on the Loans and all other obligations and liabilities of the Company and each Foreign Subsidiary Borrower under this Agreement and the other Loan Documents owing to the Agents, any Lender, the Swing Line Bank, any Issuer, the Joint Book Managers, any Affiliate of the foregoing or any indemnitee hereunder (including, without limitation, the Facility Letter of Credit Obligations and interest accruing at the then applicable rate provided in this Agreement or any other applicable Loan Document after the maturity of the Loans and interest accruing at the then applicable rate provided in this Agreement or any other applicable Loan Document after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company or any Foreign Subsidiary Borrower, as the case may be, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, the other Loan Documents or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Agents or to the Lenders that are required to be paid by any Borrower pursuant to the terms of this Agreement or any other Loan Document).

    "Off-Balance Sheet Liabilities" of a Person means, without duplication, (a) any Receivables Facility Attributed Indebtedness and repurchase obligation or liability of such Person or any of its Subsidiaries with respect to Receivables or notes receivable sold by such Person or any of its Subsidiaries (calculated to include the unrecovered investment of purchasers or transferees of Receivables or notes receivable or any other obligation of the Company or such transferor to purchasers/transferees of interests in Receivables or notes receivables or the agent for such purchasers/transferees), (b) any liability under any sale and leaseback transactions which do not create a liability on the consolidated balance sheet of such Person, (c) any liability under any financing lease or so-called "synthetic" lease transaction, or (d) any obligations arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the consolidated balance sheets of such Person and its Subsidiaries.

    "Originators" means the Company and/or any of its Subsidiaries in their respective capacities as parties to any Receivables Purchase Documents, as sellers or transferors of any Receivables and Related Security in connection with a Permitted Receivables Transfer.

    "Participants" is defined in Section 13.2.1.

    "Payment Date" means the last Business Day of each March, June, September and December occurring after the date hereof, commencing September 30, 2000.

    "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

    "Permitted Receivables Transfer" means (i) a sale or other transfer by an Originator to a SPV of Receivables and Related Security for fair market value and without recourse (except for limited recourse typical of such structured finance transactions), and/or (ii) a sale or other transfer by a SPV to (a) purchasers of or other investors in such Receivables and Related Security or (b) any other Person (including a SPV) in a transaction in which purchasers or other investors purchase or are otherwise transferred such Receivables and Related Security, in each case pursuant to and in accordance with the terms of the Receivables Purchase Documents.

    "Permitted Related Party Transactions" means (a) Permitted Receivables Transfers (b) transactions between one or more Wholly-Owned Subsidiaries of the Company; (c) transactions between the Company and one or more Wholly-Owned Subsidiaries of the Company; and (d) transactions between (i) any non-Wholly-Owned Subsidiary of the Company, any Affiliate of the Company (other than Wholly-Owned Subsidiaries) or any Joint Venture in which the Company or any of its Subsidiaries is a Venturer, on the one hand and (ii) the Company or any Wholly-Owned Subsidiary of the Company, on the other hand, where the net benefit derived from such transaction is derived by the Company or such Wholly-Owned Subsidiary as the transferee in such transaction.

    "Permitted Strategic Transactions" means one or more transactions: (a) entered into between (i) the Company or one of its Wholly-Owned Subsidiaries, on the one hand and (ii) any non-Wholly-Owned Subsidiary, Affiliate (other than Wholly-Owned Subsidiaries) or Joint Venture, on the other hand, (b) where the principal factor for the Company or the Wholly-Owned Subsidiary entering into such a transaction is to provide for a more tax-efficient structure or to accomplish strategic objectives and (c) where such transaction or transactions are not materially adverse to the interests of the Lenders in their capacities as Lenders under this Agreement.

    "Person" means any natural person, corporation, firm, joint venture, limited liability company, partnership, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

    "Plan" means a defined benefit pension plan under ERISA with respect to which the Company or any Subsidiary could be held liable by the PBGC for the Unfunded Liabilities upon termination.

    "Prime Rate" means the rate of interest announced from time to time by Bank One or its parent (which is not necessarily the lowest rate charged to any customer) changing when and as said rate changes.

    "Priority Indebtedness" means, collectively, and without duplication, (a) any and all Indebtedness of any Subsidiary of the Company, (b) any and all Indebtedness of the Company and its Subsidiaries that is secured by any Lien, and (c) Receivables Facility Attributed Indebtedness in excess of $200,000,000; provided, that, there shall be excluded from the calculation of Priority Indebtedness (i) Indebtedness of the Foreign Subsidiary Borrowers under this Agreement and (ii) Indebtedness of any Subsidiary of the Company owing to any of the Borrowers.

    "Projections" is defined in Section 5.4.

    "Property" of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

    "Pro Rata Multicurrency Loans" means Multicurrency Loans for which each Lender shall constitute a Designated Multicurrency Lender hereunder which shall include, without limitation, Loans made in any Available Foreign Currency in favor of the Company, or in any Available Foreign Currency or U.S. Dollars in favor of any Foreign Subsidiary Borrower organized under the laws of the Republic of Ireland (whether in such currencies or on a eurocurrency basis, as appropriate), or such other Pro Rata Multicurrency Loans as may arise following the addition of a new Foreign Subsidiary Borrower hereunder.

    "Purchasers" is defined in Section 13.3.1.

    "Rate Hedging Agreement" means an agreement, device or arrangement providing for payments which are related to fluctuations of interest rates, exchange rates or forward rates, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants.

    "Receivable(s)" means and includes all of the Company's and its Subsidiaries' presently existing and hereafter arising or acquired accounts, accounts receivable, and all present and future rights of the Company and its Subsidiaries to payment for goods sold or leased or for services rendered (except those evidenced by instruments or chattel paper), whether or not they have been earned by performance, and all rights in any merchandise or goods which any of the same may represent, and all rights, title, security and guaranties with respect to each of the foregoing, including, without limitation, any right of stoppage in transit.

    "Receivables and Related Security" means the Receivables and the related security and collections with respect thereto which are sold or transferred by any Originator or SPV in connection with any Permitted Receivables Transfer.

    "Receivables Facility Attributed Indebtedness" means the amount of obligations outstanding under a receivables purchase facility on any date of determination that would be characterized as principal if such facility were structured as a secured lending transaction rather than as a purchase.

    "Receivables Purchase Documents" means any series of receivables purchase or sale agreements generally consistent with terms contained in comparable structured finance transactions pursuant to which an Originator or Originators sell or transfer to SPVs all of their respective right, title and interest in and to certain Receivables and Related Security for further sale or transfer to other purchasers of or investors in such assets (and the other documents, instruments and agreements executed in connection therewith), as any such agreements may be amended, restated, supplemented or otherwise modified from time to time, or any replacement or substitution therefor.

    "Receivables Purchase Facility" means the securitization facility made available to the Company, pursuant to which the Receivables and Related Security of the Originators are transferred to one or more SPVs, and thereafter to certain investors, pursuant to the terms and conditions of the Receivables Purchase Documents.

    "Register" is defined in Section 13.3.3.

    "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

    "Regulation T" means Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors.

    "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors.

    "Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors.

    "Reimbursement Obligations" means, at any time, the aggregate of the obligations of the Borrowers to the Lenders and the Issuers in respect of all unreimbursed payments or disbursements made by the Issuers and the Lenders under or in respect of the Facility Letters of Credit.

    "Reportable Event" means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event; provided, however, that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

    "Required Lenders" means (a) at any time prior to the termination of the Revolving Credit Commitments, Lenders the Revolving Credit Commitment Percentages of which aggregate greater than fifty percent (50%); and (b) at any time after the termination of the Revolving Credit Commitments,

Lenders whose Aggregate Ratable Outstandings aggregate greater than fifty percent (50%) of the Aggregate Ratable Outstandings of all Lenders; provided that for purposes of this definition the Aggregate Ratable Outstandings of each Lender shall be adjusted up or down so as to give effect to any participations purchased or sold pursuant to Section 12.4.

    "Requirement of Law" means as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority (including Regulations T, U and X), in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

    "Reserve Requirement" means, with respect to an Interest Period for Eurodollar Loans, Eurocurrency Loans or other Multicurrency Loans, to the extent applicable, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D) maintained by a member bank of such System.

    "Restricted Payment" means (i) any dividend or other distribution, direct or indirect, on account of any equity interests of the Company now or hereafter outstanding, except a dividend payable solely in the Company's Capital Stock (other than Disqualified Stock) or in options, warrants or other rights to purchase such Capital Stock, (ii) any redemption, retirement, purchase or other acquisition for value, direct or indirect, of any equity interests of the Company or any of its Subsidiaries now or hereafter outstanding, other than in exchange for, or out of the proceeds of, the substantially concurrent sale (other than to a Subsidiary of the Company) of other equity interests of the Company (other than Disqualified Stock), (iii) any redemption, purchase, retirement, defeasance, prepayment or other acquisition for value, direct or indirect, of any Indebtedness subordinated to the Obligations, and (iv) any payment of a claim for the rescission of the purchase or sale of, or for material damages arising from the purchase or sale of, any Indebtedness (other than the Obligations) or any equity interests of the Company, or any of its Subsidiaries, or of a claim for reimbursement, indemnification or contribution arising out of or related to any such claim for damages or rescission.

    "Revolving Credit Advance" means a borrowing hereunder (or continuation or conversion thereof) consisting of the several Revolving Credit Loans made on the same Borrowing Date (or date of conversion or continuation) by the Lenders to the Company of the same Type and, in the case of Fixed Rate Advances, for the same Interest Period.

    "Revolving Credit Commitment" means, as to any Lender at any time, its obligation to make Revolving Credit Loans to the Company in an aggregate amount not to exceed at any time outstanding the U.S. Dollar amount set forth opposite such Lender's name in Schedule 1 under the heading "Revolving Credit Commitment" or as otherwise established pursuant to Section 13.3, as such amount may be reduced from time to time pursuant to Section 2.4, 2.6.1, 13.3 and the other applicable provisions hereof.

    "Revolving Credit Commitment Percentage" means as to any Lender at any time, the percentage which such Lender's Revolving Credit Commitment then constitutes of the Aggregate Revolving Credit Commitments of all Lenders (or, if the Revolving Credit Commitments have terminated or expired, the percentage which
(a) the Aggregate Revolving Credit Outstandings of such Lender at such time then constitutes of (b) the Aggregate Revolving Credit Outstandings of all Lenders at such time).

    "Revolving Credit Loans" means, with respect to a Lender, such Lender's loan made available to the Company pursuant to Section 2.1.

    "Rules" is defined in Section 3.1.

    "Section" means a numbered section of this Agreement, unless another document is specifically referenced.

    "S&P Bond Rating" means for any day, the rating of the Company's senior long term unsecured debt by (a) Standard & Poor's Rating Group ("S&P") in effect at 11:00 A.M., Detroit time, on such day or (b) if S&P shall cease to publish such a rating in respect of the Company, either Duff & Phelps Credit Rating Co. or Fitch, Inc. as determined by the Company.

    "SPV" means any special purpose entity established for the purpose of purchasing receivables in connection with a receivables securitization transaction permitted under the terms of this Agreement.

    "Subsidiary" of a Person means (a) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(b) any partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of the Company.

    "Substantial Portion" means, with respect to the Property of the Company and its Subsidiaries, Property which exceeds any of the following thresholds: (a) such Property represents more than 25% of the consolidated assets of the Company and its Subsidiaries as would be shown in the consolidated financial statements of the Company and its Subsidiaries as at the beginning of the twelve-month period ending with the month in which such determination is made, or (b) such Property is responsible for more than 25% of the consolidated net sales of the Company and its Subsidiaries as reflected in the financial statements referred to in clause (a) above, or (c) such Property accounts for more than 25% of the consolidated net income of the Company and its Subsidiaries as reflected in the financial statements referred to in clause (a) above.

    "Swing Line Bank" means Bank One pursuant to the terms of Section 2.7 hereof; provided, however, if with respect to any Swing Line Loans requested by a Borrower in an Available Foreign Currency with respect to which Bank One is not a Designated Multicurrency Lender, the "Swing Line Bank" shall be a Designated Multicurrency Lender for the requesting Borrower in the applicable Available Foreign Currency reasonably acceptable to Bank One, who agrees to serve as the "Swing Line Bank" with respect to Swing Line Loans made in such Available Foreign Currency on terms and conditions acceptable to Bank One.

    "Swing Line Commitment" means the commitment of the Swing Line Bank, in its discretion, to make Swing Line Loans up to a maximum principal amount equal to the U.S. Dollar Equivalent of $112,500,000 at any one time outstanding.

    "Swing Line Loan" means a Loan made available to any Borrower by the Swing Line Bank pursuant to Section 2.7 hereof and shall include all U.S. Swing Line Loans and Multicurrency Swing Line Loans.

    "Syndication Agent" means Chase in its capacity as syndication agent for the Lenders pursuant to Article XI, and not in its individual capacity as a Lender, and any successor Syndication Agent appointed pursuant to Article XI.

    "364-Day Credit Agreement" means that certain 364-Day Credit Agreement of even date herewith among the Company, the lenders from time to time parties thereto, Bank One, NA, having its principal office in Chicago, Illinois, as Administrative Agent, The Chase Manhattan Bank, as Syndication Agent, and Citicorp USA, Inc. and Bank of America, N.A., as Documentation Agents, as the same may be amended, restated, supplemented or otherwise modified and as in effect from time to time.

    "Total Debt" means, as of the end of any fiscal quarter of the Company, all Indebtedness of the Company and its Subsidiaries as at such date, determined on a consolidated basis.

    "Transferee" is defined in Section 13.4.

    "Type" means, with respect to any Advance, its nature as a Floating Rate Advance, Fixed Rate Advance, Eurocurrency Advance or Eurodollar Advance.

    "Unfunded Liabilities" means with regard to any Plan, the excess of the current value of the Plan's benefits guaranteed under ERISA over the current value of the Plan's assets allocable to such benefits.

    "Unmatured Default" means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default.

    "U.S. Dollar Equivalent" means with respect to an amount denominated in any currency other than U.S. Dollars, the equivalent in U.S. Dollars of such amount determined at the Exchange Rate on the date of determination of such equivalent. In making any determination of the U.S. Dollar Equivalent for purposes of calculating the amount of Loans to be borrowed from the respective Lenders on any Borrowing Date, the Administrative Agent shall use the relevant Exchange Rate in effect on the date on which the interest rate for such Loans is determined pursuant to the provisions of this Agreement and the other Loan Documents.

    "U.S. Facility Letter of Credit" means any Letter of Credit for the account of the Company in U.S. Dollars.

    "U.S. Swing Line Loan" means any Swing Line Loan made available to the Company in U.S. Dollars.

    "Venturer" has the meaning given that term in the definition of Joint Venture above.

    "Wholly-Owned Subsidiary" of a Person means (a) any Subsidiary all of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person, or (b) any partnership, limited liability company, association, joint venture or similar business organization 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

    The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

                                   ARTICLE II
                                  THE CREDITS

    2.1. Commitments. From and including the date of this Agreement and prior to the Facility Termination Date, each Lender severally agrees, on the terms and conditions set forth in this Agreement, to make Revolving Credit Loans to the Company from time to time so long as after giving effect thereto and to any concurrent repayment of Loans (i) the Available Revolving Credit Commitment of each Lender is greater than or equal to zero and (ii) the Aggregate Ratable Outstandings of all Lenders do not exceed the Aggregate Revolving Credit Commitments. Subject to the terms of this Agreement, the Company may borrow, repay and reborrow Revolving Credit Loans at any time prior to the Facility Termination Date. The Revolving Credit Loans may be Floating Rate Loans or Eurodollar Loans, or a combination thereof selected in accordance with Section
2.3 and 2.10. The Commitments to lend hereunder shall expire on the Facility Termination Date.

    2.2.    Repayment of Revolving Credit Loans; Evidence of Debt.


    2.2.1. The Company hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender in U.S. Dollars the then unpaid principal amount of each Revolving Credit Loan of such Lender on the Facility Termination Date and on such other dates and in such other amounts as may be required from time to time pursuant to this Agreement. The Company hereby further agrees to pay to the Administrative Agent for the account of each Lender interest in U.S. Dollars on the unpaid principal amount of the Revolving Credit Loans from time to time outstanding until payment thereof in full at the rates per annum, and on the dates, set forth in Section 2.11.

    2.2.2. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing Indebtedness of the Company to such Lender resulting from each Revolving Credit Loan of such Lender from time to time, including the amounts of principal and interest payable thereon and paid to such Lender from time to time under this Agreement.

    2.2.3. The Administrative Agent shall maintain an account in its books and records, with a subaccount for each Lender, in which shall be recorded (a) the amount of each Revolving Credit Loan made hereunder, the Type thereof and each Interest Period applicable thereto, (b) the amount of any principal or interest due and payable or to become due and payable from the Company to each Lender hereunder in respect of the Revolving Credit Loans and (c) both the amount of any sum received by the Administrative Agent hereunder from the Company in respect of the Revolving Credit Loans and each Lender's share thereof.

    2.2.4. The books and records of the Administrative Agent and of each Lender maintained pursuant to Sections 2.2.2 and 2.2.3 shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Company therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain any such books and records or any error therein, shall not in any manner affect the obligation of the Company to repay (with applicable interest) the Revolving Credit Loans made to the Company by such Lender in accordance with the terms of this Agreement.

    2.2.5. Any Lender may request that the Loans made by it each be evidenced by a promissory note in substantially the form of Exhibit A to evidence such Lender's Revolving Credit Loans. In such event, the Company shall prepare, execute and deliver to such Lender a promissory note for such Revolving Credit Loans payable to the order of such Lender. Thereafter, the Revolving Credit Loans evidenced by such promissory note and interest thereon shall at all times (including, if requested, after assignment pursuant to Section 13.3) be represented by one or more promissory notes in such form payable to the order of the payee named therein.

    2.3. Procedures for Revolving Credit Borrowing. The Company may borrow under the Revolving Credit Commitments from time to time prior to the Facility Termination Date on any Business Day, provided that the Company shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 11:00 a.m., Detroit time) (a) three Business Days prior to the requested Borrowing Date, if all or any part of the requested Revolving Credit Loans are to be initially Eurodollar Loans, or (b) on the requested Borrowing Date, otherwise, specifying in each case (i) the amount to be borrowed, (ii) the requested Borrowing Date, (iii) whether the borrowing is to be of Eurodollar Loans, Floating Rate Loans or a combination thereof and (iv) if the borrowing is to be entirely or partly of Eurodollar Loans, the amount of such Type of Loan and the length of the initial Interest Periods therefor. Each borrowing under the Revolving Credit Commitments shall be in an amount equal to
(A) in the case of Floating Rate Loans, $5,000,000 or a whole multiple of $5,000,000 in excess thereof (or, if the then aggregate Available Revolving Credit Commitments of all the Lenders are less than $5,000,000, such lesser amount) and (B) in the case of Eurodollar Loans, $10,000,000 or a whole multiple of $5,000,000 in excess thereof. Upon receipt of any such notice from the Company, the Administrative Agent shall promptly notify each Lender thereof. Not later than 12:00 noon, Detroit time, on each requested Borrowing Date each Lender shall make an amount equal to its Revolving Credit Commitment Percentage of the principal amount of the Revolving Credit Loans requested to be made on such Borrowing Date available to the Administrative Agent at its Detroit office specified in Section 14.1 or such other office notified by the Administrative Agent to the Lenders in U.S. Dollars and in immediately available funds. The Administrative Agent shall on such date credit the account of the Company on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

    2.4. Termination or Reduction of Revolving Credit Commitment. The Company may permanently reduce the Aggregate Revolving Credit Commitments, in whole or in part, ratably among the Lenders in integral multiples of $10,000,000, upon at least three Business Days' written notice to the Administrative Agent, which notice shall specify the amount of any such reduction, provided, however, that the Aggregate Revolving Credit Commitments may not be reduced below the aggregate principal amount of the outstanding Revolving Credit Loans, Multicurrency Loans, Swing Line Loans and Facility Letters of Credit and the reduction of any Lender's Revolving Credit Commitment shall also reduce such Lender's Multicurrency Commitment with respect to Pro Rata Multicurrency Loans by a proportionate amount. In addition, all accrued facility fees shall be payable on the effective date of any termination of the Revolving Credit Commitments.

    2.5. Multicurrency Commitments. Subject to the terms and conditions hereof, each Designated Multicurrency Lender with respect to any Borrower severally agrees to make revolving credit loans (each a "MULTICURRENCY LOAN") to the Company in any Available Foreign Currency or to any Foreign Subsidiary Borrower in any Available Foreign Currency or in U.S. Dollars, as the case may be, from time to time prior to the Facility Termination Date so long as after giving effect thereto and any concurrent repayment or prepayment of Loans (a) the Available Pro Rata Multicurrency Commitment and the Available Non-Pro Rata Multicurrency Commitment, as applicable, of each Multicurrency Lender is greater than or equal to zero, (b) the Aggregate Multicurrency Outstandings of all Lenders does not exceed an amount of which the U.S. Dollar Equivalent (as at the date of such Multicurrency Loan) equals the Aggregate Multicurrency Commitments, (c) the Aggregate Multicurrency Outstandings of all the Lenders solely with respect to all Non-Pro Rata Multicurrency Loans does not exceed an amount of which the U.S. Dollar Equivalent (as at the date of such Non-Pro Rata Multicurrency Loan) equals the Aggregate Activated Non-Pro Rata Multicurrency Commitments, and (d) the Aggregate Ratable Outstandings of all Lenders do not exceed the Aggregate Revolving Credit Commitments. Prior to the Facility Termination Date, any Borrower may use the Multicurrency Commitments by borrowing, repaying the Multicurrency Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

    2.5.1. Repayment of Multicurrency Loans; Evidence of Debt. (a) Each Borrower hereby unconditionally promises to pay to the Administrative Agent (at a funding or payment office as may be specified by the Administrative Agent, in consultation with the Company) for the account of each applicable Designated Multicurrency Lender (or, at the option of the Administrative Agent, in consultation with the Company, with respect to any Non-Pro Rata Multicurrency Loans, directly to each relevant Designated Multicurrency Lender with prior notice to such Designated Multicurrency Lender), in the applicable Available Foreign Currency or U.S. Dollars, as the case may be, for such Multicurrency Loan, the then unpaid principal amount of each Multicurrency Loan of such Designated Multicurrency Lender to such Borrower on the Facility Termination Date and on such other date(s) and in such other amounts as may be required from time to time pursuant to this Agreement. Each Borrower hereby further agrees to pay interest for the account of the applicable Designated Multicurrency Lenders in the applicable Available Foreign Currency or U.S. Dollars, as the case may be, on the unpaid principal amount of the Multicurrency Loans advanced to it and from time to time outstanding until payment thereof in full at the rates per annum, and on the dates, set forth in Section 2.11.

    (b) Each Multicurrency Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of each Borrower to such Multicurrency Lender resulting from each Multicurrency Loan of such Multicurrency Lender from time to time, including the amounts of principal and interest payable thereon and paid to such Multicurrency Lender from time to time under this Agreement.

    (c) The Administrative Agent shall maintain an account in its books and records, with a subaccount therein for each Multicurrency Lender, in which shall be recorded (i) the amount of each Multicurrency Loan made hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Multicurrency Lender hereunder in respect of the Multicurrency Loans and (iii) both the amount of any sum received by the Administrative Agent hereunder from each Borrower in respect of the Multicurrency Loans and each Multicurrency Lender's share thereof.

    (d) The entries made on the Administrative Agent's books and records and the accounts of each Multicurrency Lender maintained pursuant to this Section
2.5.1 shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of each Borrower therein recorded; provided, however, that the failure of any Multicurrency Lender or the Administrative Agent to maintain any such account, or any error therein, shall not in any manner affect the obligation of such Borrower to repay (with applicable interest) the Multicurrency Loans made to such Borrower by such Multicurrency Lender in accordance with the terms of this Agreement.

    (e) The Administrative Agent agrees, in consultation with the Company and to the extent it may lawfully do so, to designate a subsidiary, branch or affiliate of the Administrative Agent to act as the administrative agent in connection with any Multicurrency Loan (including as a funding or payment office), to the extent required under applicable law to assure that Non-Excluded Taxes are not required to be withheld or paid by any Borrower in respect of Multicurrency Loans made to such Borrower and shall furnish to the Company such forms, certifications, opinions and statements as may be reasonably requested by the Company (and any material expense of the Administrative Agent in connection with such forms,



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

certifications, opinions and statements shall be paid by the Company) to confirm that such subsidiary, branch or affiliate is entitled to fund Multicurrency Loans and receive payments in respect of Multicurrency Loans, for itself and on behalf of any Designated Multicurrency Lender, without deduction or withholding of any Non-Excluded Taxes. Any such subsidiary, branch or affiliate designated pursuant to this section shall for all such purposes be deemed to be the Administrative Agent as such term is used in this Agreement.

    2.5.2. Procedure for Pro Rata and Activated Non-Pro Rata Multicurrency Borrowings. Any Borrower may request the applicable Designated Multicurrency Lenders to make Pro Rata Multicurrency Loans and Non-Pro Rata Multicurrency Loans for which the applicable Multicurrency Commitments have been activated pursuant to Section 2.6.1 at any time prior to the Facility Termination Date on any Business Day in accordance with the terms of this Agreement; provided that such Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 11:00 a.m. Detroit time, five Business Days prior to the requested Borrowing Date) specifying in each case (i) the amount and currency to be borrowed, (ii) the requested Borrowing Date and (iii) the length of the initial Interest Period therefor. Each borrowing under the Multicurrency Commitments shall be in an amount in U.S. Dollars equal to, or an amount in an Available Foreign Currency of which the U.S. Dollar Equivalent is equal to, at least $5,000,000 (or, if the then aggregate Available Pro Rata Multicurrency Commitment or the Available Non-Pro Rata Multicurrency Commitment, as applicable, of all the applicable Designated Multicurrency Lenders are less than $5,000,000, such lesser amount). Upon receipt of any such notice from any Borrower, the Administrative Agent shall promptly notify each Designated Multicurrency Lender with respect to such Borrower. Not later than 2:00 p.m., London time, on the requested Borrowing Date, each such Designated Multicurrency Lender shall make an amount equal to its Multicurrency Commitment Percentage of the principal amount of Multicurrency Loans requested to be made on such Borrowing Date available to the Administrative Agent at the Administrative Agent's funding office for such Borrower specified by the Administrative Agent from time to time by notice to such Designated Multicurrency Lenders and in immediately available or other same day funds customarily used for settlement in such Available Foreign Currency. The amounts made available by each such Designated Multicurrency Lender will then be made available to the relevant Borrower at the funding office for such Borrower and in like funds as received by the Administrative Agent.

    2.5.3. Termination or Reduction of Pro Rata Multicurrency Commitments. The Company shall have the right, upon not less than three Business Days' written notice to the Administrative Agent, to terminate the Multicurrency Commitments with respect to Pro Rata Multicurrency Loans or, from time to time, to reduce the amount of such Multicurrency Commitments; provided that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Loans made on the effective date thereof, the Available Pro Rata Multicurrency Commitment of any Multicurrency Lender would be less than zero. Any such reduction shall be in an amount equal to the U.S. Dollar Equivalent of at least $5,000,000, and shall reduce permanently the Multicurrency Commitments then in effect.

    2.5.4. Designated Multicurrency Lenders. With respect to the Pro Rata Multicurrency Loans made hereunder, each Lender shall be deemed to be a Designated Multicurrency Lender upon becoming a party hereto. With respect to the Non-Pro Rata Multicurrency Loans made hereunder, each Multicurrency Lender designated by the Company in writing to the Administrative Agent as a Designated Multicurrency Lender with respect to any Borrower shall be deemed a Designated Multicurrency Lender with respect to such Borrower when such designation by the Company is accepted in writing to the Administrative Agent by such proposed Designated Multicurrency Lender in its discretion. Subject to Section 2.6.4, such designation for any Designated Multicurrency Lender with respect to Non-Pro Rata Multicurrency Loans may be revoked at any time by mutual agreement between such Designated Multicurrency Lender and the Company.

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
    2.6.    Special Provisions for Non-Pro Rata Multicurrency Loans.

    2.6.1. Activation of Multicurrency Commitments for Non-Pro Rata Multicurrency Loans. On the date (the "ACTIVATION DATE") that is ten Business Days following the Administrative Agent's receipt of (i) irrevocable notice (an "ACTIVATION REQUEST") from any Borrower, indicating that it intends to activate Multicurrency Commitments with respect to which Non-Pro Rata Multicurrency Loans for which Commitments are not currently activated hereunder and setting forth
(x) the applicable Available Foreign Currency, (y) the U.S. Dollar Equivalent of the aggregate Multicurrency Commitments to be activated (which equivalent amount shall be at least $10,000,000) and (z) the applicable Designated Multicurrency Lenders and their respective Multicurrency Commitments allocated to such Non-Pro Rata Multicurrency Loans, and (ii) if such Borrower is a new Foreign Subsidiary Borrower, each item required pursuant to Section 8.2.2 hereof, the Multicurrency Commitments of all Designated Multicurrency Lenders with respect to such Borrower in such currency shall become activated in such amounts. Immediately upon delivery of the Activation Request set forth in clause (i) above, the Administrative Agent shall adjust the Commitments hereunder (and the percentages or other related concepts affected thereby) in the manner set forth below to reflect such activation:

            (i) the Activated Non-Pro Rata Multicurrency Commitment of each Designated Multicurrency Lender for the applicable Borrower and Available Foreign Currency shall be increased to the appropriate amount, the U.S. Dollar Equivalent of which shall be reflected on Schedule 1 hereto;

            (ii) the Revolving Credit Commitment of such Lender shall be reduced by an amount, the U.S. Dollar Equivalent of which is the amount of such Lender's Activated Non-Pro Rata Multicurrency Commitment with respect to such Borrower in the applicable Available Foreign Currency;

            (iii) the Aggregate Multicurrency Commitments shall be reduced by an amount, the U.S. Dollar Equivalent of which is the aggregate of the Activated Non-Pro Rata Multicurrency Commitments for each Designated Multicurrency Lender with respect to such Non-Pro Rata Multicurrency Loans; and

            (iv) the Aggregate Revolving Credit Commitments shall be reduced by an amount, the U.S. Dollar Equivalent of which is the aggregate of the Activated Non-Pro Rata Multicurrency Commitments for each Designated Multicurrency Lender with respect to such Non-Pro Rata Multicurrency Loans.

Each Advance made hereunder following delivery of such Activation Request shall be made having given effect to the foregoing adjustments.

    2.6.2. Purchase and Sale of Outstanding Loans to Effect Commitment Adjustments. (a) Outstanding Floating Rate Loans. Immediately upon the delivery of an Activation Request, to the extent not prohibited by a Requirement of Law or otherwise pursuant to the terms hereof, each Lender severally, unconditionally and irrevocably agrees that it shall sell and assign or purchase and assume in U.S. Dollars an undivided percentage interest in and to all Floating Rate Loans then outstanding in an amount in order to give effect to its new Revolving Loan Commitment Percentage of the outstanding principal amount of such Floating Rate Loans, as determined pursuant to Section 2.6.1 above. Each Lender purchasing an interest pursuant to this Section will immediately transfer to the Administrative Agent in immediately available funds, the amounts of its purchased interest, and the proceeds of such interest shall be distributed by the


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

Administrative Agent to each Lender from which an interest is being purchased in the amount(s) provided for in the preceding sentence. All such Loans shall bear interest at the rate which would otherwise be applicable to Floating Rate Loans.

    (b) Outstanding Fixed Rate Loans. Immediately upon the delivery of an Activation Request, to the extent not prohibited by a Requirement of Law or otherwise pursuant to the terms hereof, each Lender severally, unconditionally and irrevocably agrees that it shall sell and assign or purchase and assume in U.S. Dollars an undivided percentage interest in all Fixed Rate Loans then outstanding in an amount in order to give effect to its new Revolving Loan Commitment Percentage or Multicurrency Percentage, as applicable, of the outstanding principal amount of such Fixed Rate Loans, as determined pursuant to
Section 2.6.1 above. Notwithstanding the sale and assignment or purchase and assumption of such interest upon the delivery of an Activation Request, each Lender purchasing an interest pursuant to this Section will immediately transfer to the Administrative Agent in immediately available funds, the amounts of its purchased interest, and the proceeds of such interest shall be distributed by the Administrative Agent to each Lender from which an interest is being purchased in the amount(s) provided for in the preceding sentence on the last day of the then current Interest Period for any such Fixed Rate Loans. All such Loans shall bear interest at the rate which would otherwise be applicable to Fixed Rate Loans.

    2.6.3. Procedure for Borrowing Activated Non-Pro Rata Multicurrency Loans. Any Borrower may request the applicable Designated Multicurrency Lenders to make Non-Pro Rata Multicurrency Loans at any time prior to the earlier of the Facility Termination Date and the Deactivation Date for such Loans on any Business Day in accordance with the terms of Section 2.5.2 and as otherwise set forth in this Agreement; provided, that no Advances shall be made with respect to the initial borrowings of any activated Non-Pro Rata Multicurrency Loans until the later of (i) the relevant Activation Date and (ii) the date that is five Business Days following the Administrative Agent's receipt of a borrowing notice delivered in compliance with Section 2.5.2.

    2.6.4. Deactivation or Reduction of Activated Non-Pro Rata Multicurrency Loan Commitments. Any Borrower shall have the right, on the date (the "DEACTIVATION DATE") that is five Business Days after the Administrative Agent's receipt of written notice of such Borrower's intent to terminate the Activated Non-Pro Rata Multicurrency Commitments or, from time to time, to reduce the amount of such Non-Pro Rata Multicurrency Commitments outstanding in favor of such Borrower in an applicable Available Foreign Currency; provided that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Loans made on the effective date thereof, the Available Non-Pro Rata Multicurrency Commitment of any applicable Designated Multicurrency Lender for such Non-Pro Rata Multicurrency Loans would be less than zero. Any such reduction shall be in a minimum amount, the U.S. Dollar Equivalent of which is at least $5,000,000 and shall reduce permanently the Activated Non-Pro Rata Multicurrency Commitments then in effect for such Non-Pro Rata Multicurrency Loans. Immediately upon any such termination or reduction of the Activated Non-Pro Rata Multicurrency Commitments, the Administrative Agent shall adjust the Commitments of the Lenders in the reverse manner of that described in Section 2.6.1 above and the Lenders shall purchase and sell undivided percentage interests in and to the Loans in the reverse manner of that describe in Section 2.6.2.

    2.7. Swing Line Loans. Subject to the terms and conditions hereof, the Swing Line Bank may, in its discretion, make swing line loans to any Borrower from time to time, in an amount not to exceed the Swing Line Commitment (each a "SWING LINE LOAN") in any Available Foreign Currency or U.S. Dollars, as the case may be, to such Borrower from time to time prior to the Facility Termination Date so long as after giving effect thereto and any concurrent repayment or prepayment of Loans, (a) the aggregate outstanding principal amount of the Swing Line Loans does not exceed an amount of which the U.S. Dollar Equivalent




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

is the Swing Line Commitment, (b) the sum of (i) the outstanding principal amount of the Swing Line Loans, plus (ii) the Aggregate Ratable Outstandings of the Swing Line Bank does not exceed the Swing Line Bank's Revolving Credit Commitment at such time, (c) the Aggregate Multicurrency Outstandings of all Lenders does not exceed an amount of which the U.S. Dollar Equivalent (as at the date of such Multicurrency Loan) equals the Aggregate Multicurrency Commitments,
(d) the Aggregate Multicurrency Outstandings of all Lenders solely with respect to all Non-Pro Rata Multicurrency Loans does not exceed an amount of which the U.S. Dollar Equivalent (as at the date of such Non-Pro Rata Multicurrency Loan) equals the Aggregate Activated Non-Pro Rata Multicurrency Commitments, (e) the sum of (i) the outstanding principal amount of the Multicurrency Swing Line Loans in a particular Available Foreign Currency plus the outstanding principal amount of all other outstanding Multicurrency Loans in such currency does not exceed the aggregate Multicurrency Commitments of all Designated Multicurrency Lenders with respect to such Borrower and such currency, and (f) the Aggregate Ratable Outstandings of all Lenders do not exceed the Aggregate Revolving Credit Commitments; provided, however, that no Multicurrency Swing Line Loans shall be made hereunder unless sufficient Multicurrency Commitments in the applicable Available Foreign Currency for the applicable Borrower have been activated in accordance with Section 2.6.1. Prior to the Facility Termination Date, any Borrower may use the Swing Line Loans by borrowing, repaying the Swing Line Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

    2.7.1. Procedure for Swing Line Borrowings. The Company may request the Swing Line Bank to make U.S. Swing Line Loans and any Borrower may request the Swing Line Bank to make Multicurrency Swing Line Loans at any time prior to the Facility Termination Date on any Business Day in accordance with the terms of this Agreement; provided that such Borrower shall give the Administrative Agent and the Swing Line Bank irrevocable notice (which notice must be received by the Administrative Agent prior to 11:00 a.m., Detroit time, on the requested Borrowing Date, or such other time as may be agreed upon with respect to Multicurrency Swing Line Loans) specifying in each case (i) the applicable Borrowing Date (which date shall be a Business Day and which may be the same date as the date the notice is given) and (ii) the aggregate amount and currency of the requested Swing Line Loan. Each borrowing under the Swing Line Commitment shall be in an amount in U.S. Dollars equal to, or an amount in an Available Foreign Currency of which the U.S. Dollar Equivalent is equal to, at least $1,000,000 (or, if the then aggregate Available Revolving Credit Commitments of all the Lenders, Available Pro Rata Multicurrency Commitment of all the Lenders or the Available Non-Pro Rata Multicurrency Commitment of the applicable Designated Multicurrency Lenders, as applicable, are less than the U.S. Dollar Equivalent of $1,000,000, such lesser amount). All U.S. Swing Line Loans shall be Floating Rate Loans or such other rate as may be agreed to between the Company and the Swing Line Bank. All Multicurrency Swing Line Loans shall bear interest at such other rate as shall be agreed to between the applicable Borrower and the Swing Line Bank at the time of the making of such Swing Line Loans.

    2.7.2. Repayment of Swing Line Loans. Each Swing Line Loan shall be paid in full by the applicable Borrower on or before the tenth Business Day after the Borrowing Date for such Swing Line Loan. The applicable Borrower may at any time pay, without penalty or premium, all outstanding Swing Line Loans or, in a minimum amount equal to the U.S. Dollar Equivalent of $1,000,000, any portion of the outstanding Swing Line Loans, upon notice to the Administrative Agent and the Swing Line Bank. In addition, the Administrative Agent (i) may at any time in its sole discretion with respect to any outstanding Swing Line Loan, or (ii) shall, in the event the applicable Borrower shall not have otherwise repaid such Loan, on the tenth Business Day after the Borrowing Date of any Swing Line Loan,
(x) if the applicable Swing Line Loan is a U.S. Swing Line Loan, require each Lender (including the Swing Line Bank) to make a Revolving Credit Loan in the Dollar amount of such Lender's Revolving Credit Commitment Percentage of such Swing Line Loan, and (y) if the applicable Swing Line Loan is a Multicurrency Swing Line Loan,





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Require each Designated Multicurrency Lender (including the Swing Line Bank)
with respect to such Borrower for the applicable Available Foreign Currency to make a Multicurrency Loan in such Designated Multicurrency Lender's Multicurrency Commitment Percentage of such Swing Line Loan, for the purpose of repaying such Swing Line Loan. The making of such Loans by the Lenders shall discharge the applicable Borrower's obligation under the first sentence of this
Section 2.7.2 and such failure to pay shall not constitute a Default by such Borrower. Promptly following receipt of notice pursuant to this Section 2.7.2 from the Administrative Agent, each Lender shall make available its required Loan or Loans, in funds immediately available in Detroit to the Administrative Agent at the address specified in Section 14.1 or at such other address notified by the Administrative Agent to the Lenders. Loans made to the Company in U.S. Dollars pursuant to this Section 2.7.2 shall initially be Floating Rate Loans and thereafter may be continued as Floating Rate Loans or converted into Eurodollar Loans in the manner provided in Section 2.10 and subject to the other conditions and limitations therein set forth and set forth in this Article II. Loans made to any Borrower in currencies other than U.S. Dollars pursuant to this Section 2.7.2 shall be made, converted or continued as may be reasonably determined by the Company from the options made available by the Swing Line Bank. Unless a Lender shall have notified the Swing Line Bank, prior to its making any Swing Line Loan, that any applicable condition precedent set forth in
Section 4.1 or 4.2 had not then been satisfied, such Lender's obligation to make Loans pursuant to this Section 2.7.2 to repay Swing Line Loans shall be unconditional, continuing, irrevocable and absolute and shall not be affected by any circumstances, including, without limitation, (a) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Administrative Agent, the Swing Line Bank or any other Person, (b) the occurrence or continuance of a Default or Unmatured Default, (c) any adverse change in the financial condition of any Borrower or (d) any other circumstances, happening or event whatsoever. In the event that any Lender fails to make payment to the Administrative Agent of any amount due under this Section 2.7.2, the Administrative Agent shall be entitled to receive, retain and apply against such obligation the principal and interest otherwise payable to such Lender hereunder until the Administrative Agent receives such payment from such Lender or such obligation is otherwise fully satisfied. In addition to the foregoing, if any Revolving Credit Loan or Multicurrency Loan cannot for any reason be made on the date required above or if for any other reason any Lender fails to make payment to the Administrative Agent of any amount due under this
Section 2.7.2, such Lender shall be deemed, at the option of the Administrative Agent, to have unconditionally and irrevocably purchased from the Swing Line Bank, without recourse or warranty, an undivided interest and participation in the applicable Swing Line Loan in the U.S. Dollar Equivalent of such Revolving Credit Loan or Multicurrency Loan, as applicable, and such interest and participation may be recovered from such Lender together with interest thereon at the Federal Funds Effective Rate for each day during the period commencing on the date of demand and ending on the date such amount is received in accordance with Section 2.18. Without limiting the foregoing, immediately upon any Conversion Event, the provisions of Section 12.4 shall apply to any Multicurrency Swing Line Loans. On the Facility Termination Date, the Borrowers shall repay in full the outstanding principal balance of the Swing Line Loans.

    2.8. Facility, Utilization and Agent Fees. (a) The Company agrees to pay to the Administrative Agent for the account of each Lender a facility fee at the rate per annum set forth in the Pricing Schedule on Exhibit B attached hereto, on the amount of such Lender's Revolving Credit Commitment, whether used or unused, from and including the Effective Date to but excluding the Facility Termination Date, payable on each Payment Date hereafter and on the Facility Termination Date.

    (b) If, on any date, the average daily Combined Utilized Amount exceeds fifty percent (50%) of the Combined Commitment then in effect on such date, the Company will pay to the Administrative Agent for the ratable benefit of the Lenders a utilization fee of 0.125% per annum on the Aggregate Ratable Outstandings of all Lenders plus the Aggregate Non-Pro Rata Multicurrency Outstandings of all



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Lenders as of such date. The accrued fees owing pursuant to this Section 2.8(b)
shall be payable on each Payment Date hereafter and on the Facility Termination Date.

    (c) The Company agrees to pay to the Administrative Agent and the Syndication Agent, in each case for their own account, such other fees as agreed to between the Company and the Administrative Agent and between the Company and the Syndication Agent, including pursuant to those separate fee letters dated May 25, 2000.

    2.9.    Optional and Mandatory Principal Payments on All Loans.

    2.9.1. The Company may at any time and from time to time prepay Floating Rate Loans, in whole or in part, without penalty or premium, upon at least one Business Day's irrevocable notice to the Administrative Agent, specifying the date and amount of prepayment. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein. Partial prepayment of Floating Rate Loans shall be in a minimum aggregate amount of $5,000,000 or any integral multiple of $1,000,000 in excess thereof.

    2.9.2. Each Borrower may at any time and from time to time prepay, without premium or penalty but upon payment of any amount payable pursuant to Section 3.4, its Eurodollar Loans and its Multicurrency Loans in whole or in part, upon at least three Business Days' irrevocable notice to the Administrative Agent specifying the date and amount of prepayment. Partial prepayments of Eurodollar or Multicurrency Loans shall be in an aggregate principal amount of which the U.S. Dollar Equivalent is at least $5,000,000, or such lesser principal amount as may equal the outstanding Eurodollar or Multicurrency Loans.

    2.9.3. If at any time, for any reason, the Aggregate Ratable Outstandings of all Lenders exceed the Aggregate Revolving Credit Commitments then in effect,
(a) the Company shall, without notice or demand, immediately prepay the Revolving Credit Loans and/or (b) the Borrowers shall, without notice or demand, immediately prepay the Multicurrency Loans such that the sum of (i) the aggregate principal amount of Revolving Credit Loans so prepaid and (ii) the U.S. Dollar Equivalent of the aggregate principal amount of Multicurrency Loans so prepaid, at least equals the amount of such excess.

    2.9.4. If, at any time for any reason, the Aggregate Multicurrency Outstandings of all Multicurrency Lenders to any Borrower exceed 105% of the aggregate Multicurrency Commitments of the Multicurrency Lenders to such Borrower (whether as a result of fluctuations in currency exchange rates or otherwise), the applicable Borrower shall, without notice or demand, immediately prepay its Multicurrency Loans in amounts such that the Multicurrency Loans so prepaid at least equals the amount of such excess.

    2.9.5. If at any time, for any reason, either (a) the Aggregate Multicurrency Outstandings of all Multicurrency Lenders exceed 105% of the Aggregate Multicurrency Commitments plus the Aggregate Activated Non-Pro Rata Multicurrency Commitments or (b) the Aggregate Multicurrency Outstandings of any Multicurrency Lender exceeds its Multicurrency Commitment (in each case, whether as a result of fluctuations in currency exchange rates or otherwise), the Borrowers shall, without notice or demand, immediately prepay the Multicurrency Loans or deliver notice of their intent to deactivate Activated Non-Pro Rata Multicurrency Commitments pursuant to Section 2.6.4 in amounts such that the U.S. Dollar Equivalent of the Multicurrency Loans so prepaid or the Activated Non-Pro Rata Multicurrency Commitments so deactivated, as applicable, at least equals the amount of such excess.

    2.9.6. Each prepayment and conversion pursuant to this Section 2.9 shall be accompanied by accrued and unpaid interest on the amount prepaid to the date of prepayment and any amounts payable under Section 3.4 in connection with such payment.

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    2.9.7.  Notwithstanding the foregoing, mandatory prepayments of Revolving
Credit Loans or Multicurrency Loans that would otherwise be required pursuant to this Section 2.9 solely as a result of fluctuations in Exchange Rates from time to time shall only be required to be made pursuant to this Section 2.9 on the last Business Day of each month on the basis of the Exchange Rate in effect on such Business Day.

    2.9.8. Prepayments pursuant to this Section 2.9 shall be applied as follows: (a) in the case of prepayments made by the Company of Revolving Credit Loans, first to prepay Floating Rate Loans and second to prepay Eurodollar Loans then outstanding in such order as the Company may direct and (b) in the case of prepayments made by any Borrower of Multicurrency Loans, to prepay Multicurrency Loans made to such Borrower in such order as the Company may direct.

    2.9.9. All amounts prepaid may be reborrowed and successively repaid and reborrowed, subject to the other terms and conditions in this Agreement.

    2.10.   Conversion and Continuation of Outstanding Advances.

    2.10.1. Revolving Credit Advances. Floating Rate Advances shall continue as Floating Rate Advances unless and until such Floating Rate Advances are converted into Eurodollar Advances. Each Eurodollar Advance shall continue as a Eurodollar Advance until the end of the then applicable Interest Period therefor, at which time such Eurodollar Advance shall be automatically converted into a Floating Rate Advance unless the Company shall have given the Administrative Agent a Conversion/Continuation Notice requesting that, at the end of such Interest Period, such Eurodollar Advance either continue as a Eurodollar Advance for the same or another Interest Period or be converted into a Floating Rate Advance. Subject to the terms hereof, the Company may elect from time to time to convert all or any part of a Revolving Credit Advance of any Type into any other Type or Types of Revolving Credit Advances; provided that any conversion of any Eurodollar Advance shall be made on, and only on, the last day of the Interest Period applicable thereto. Notwithstanding anything herein to the contrary, no Loan may be converted to a Eurodollar Loan, and no Eurodollar Loan may be continued as such, if any Default or Unmatured Default has occurred and is continuing. The Company shall give the Administrative Agent irrevocable notice (a "CONVERSION/CONTINUATION NOTICE") of each conversion of an Advance or continuation of a Eurodollar Advance not later than 11:00 a.m. (Detroit time) at least one Business Day, in the case of a conversion into a Floating Rate Advance or three Business Days, in the case of a conversion into or continuation of a Eurodollar Advance, prior to the date of the requested conversion or continuation, specifying:

            (i) the requested date, which shall be a Business Day, of such conversion or continuation,

            (ii) the aggregate amount and Type of the Revolving Credit Advance which is to be converted or continued, and

            (iii) the amounts and Type(s) of Revolving Credit Advance(s) into which such Revolving Credit Advance is to be converted or continued and, in the case of a conversion into or continuation of a Eurodollar Advance, the duration of the Interest Period applicable thereto.

    2.10.2. Multicurrency Advances. Any Multicurrency Advances may be continued as such upon the expiration of the then current Interest Period with respect thereto by the relevant Borrower giving the Administrative Agent irrevocable notice of such election by not later than 11:00 a.m. (Detroit time) at least



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

five Business Days prior to the applicable continuation date, provided, that if the relevant Borrower shall fail to give such notice, such Multicurrency Advance shall be automatically continued for an Interest Period of one month provided that such continuation would not extend the Interest Period beyond the Facility Termination Date.

    2.11. Interest Rates; Interest Payment Dates; Interest and Fee Basis. (a) Each Floating Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Loan is made or is converted from a Fixed Rate Loan into a Floating Rate Loan pursuant to Section
2.10 to but excluding the date it becomes due or is converted into a Fixed Rate Loan pursuant to Section 2.10 hereof, at a rate per annum equal to the Floating Rate for such day. Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such Interest Period. Each Floating Rate Loan shall bear interest for each day that it is outstanding at a rate per annum equal to the Floating Rate for such day. Each Multicurrency Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the applicable Eurocurrency Rate determined for such Interest Period. All U.S. Swing Line Loans shall bear interest for each day that it is outstanding at a rate per annum equal to the Floating Rate for such day or such other rate as may be agreed to by the applicable Borrower and the Swing Line Bank. All Multicurrency Swing Line Loans shall bear interest at such other rate as shall be agreed to between the applicable Borrower and the Swing Line Bank at the time of the making of such Swing Line Loans.

    (b) Interest accrued on each Floating Rate Advance shall be payable quarterly, in arrears, on each Payment Date, commencing with the first such date to occur after the date hereof and at maturity. Interest accrued on each Fixed Rate Advance shall be payable on the last day of its applicable Interest Period, on any date on which the Fixed Rate Advance is prepaid, whether by acceleration or otherwise, and at maturity. Interest accrued on each Fixed Rate Advance having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period.

    (c) Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to noon (local time) at the place of payment. If any payment of principal of or interest on an Advance shall become due on a day which is not a Business Day, except as otherwise provided in the definition of Interest Period, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

    (d) All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period such interest or fee is payable over a year comprised of 360 days (or in the case of interest on Floating Rate Loans for which the Prime Rate is the basis, 365 days or, if appropriate, 366 days), except if otherwise specified on Schedule 2 with respect to the Eurocurrency Base Rate or as the market otherwise dictates for Multicurrency Loans.

    (e) For the purposes of the Interest Act (Canada) hereunder (i) whenever interest payable pursuant to this Agreement is calculated with respect to any monetary Obligation relating to Loans to Canadian Borrowers on the basis of a period other than a calendar year (the "CALCULATION PERIOD"), each rate of interest determined pursuant to such calculation expressed as an annual rate is equivalent to such rate as so determined, multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by the number of days in the Calculation Period; (ii) the principal of deemed reinvestment of interest with respect to any monetary Obligation relating to Loans in Canadian dollars shall not apply to any interest calculation under this agreement, and (iii) the rates of interest with respect to any monetary Obligation relating to Loans to Canadian Borrowers stipulated in this Agreement are intended to be nominal rates and not effective rates or yields.

    (f) Without limiting any of the foregoing, interest payable on any Advances hereunder of Non-Pro Rata Multicurrency Loans shall be payable by the applicable Borrower solely for the account of the Designated Multicurrency Lenders having an Activated Non-Pro Rata Multicurrency Commitment with respect to such Loans.

    2.12. Changes in Interest Rate, etc. Changes in the rate of interest on that portion of any Advance maintained as a Floating Rate Advance will take effect simultaneously with each change in the Alternate Base Rate. Each Fixed Rate Advance shall bear interest on the outstanding principal amount thereof from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such Fixed Rate Advance. No Interest Period may end after the Facility Termination Date.

    2.13. Rates Applicable After Default. Notwithstanding anything to the contrary contained in this Article II, during the continuance of a Default the Required Lenders may, at their option, by notice to the Borrowers (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders to changes in interest rates), declare that no Advance may be made as, converted into or continued (after the expiration of the current Interest Period) as a Fixed Rate Advance. If the principal portion of any Advance is not paid at maturity, whether by acceleration or otherwise, the Required Lenders may, at their option, by notice to the Company (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders as to changes and interest rates) declare that
(i) each Fixed Rate Advance shall bear interest for the remainder of the applicable Interest Period at the rate otherwise applicable to such Interest Period plus 2% per annum and (ii) each Floating Rate Advance shall bear interest at a rate per annum equal to the Floating Rate otherwise applicable to the Floating Rate Advance plus 2% per annum. If any payment of interest, fees or other amounts is not paid when due hereunder, whether by acceleration or otherwise, the Required Lenders may, at their option, by notice to the Company (which notice may be revoked at the option of the Required Lenders notwithstanding Section 8.2) declare that such amounts shall bear interest at the Floating Rate plus 2% per annum.

    2.14.   Pro Rata Payment, Method of Payment.


    2.14.1. Each borrowing of Revolving Credit Loans by the Company from the Lenders shall be made pro rata according to the Revolving Credit Commitment Percentages of the Lenders in effect on the date of such borrowing. Each payment by the Company on account of any facility fee shall be allocated by the Administrative Agent among the Lenders in accordance with the respective amounts which such Lenders are entitled to receive pursuant to Section 2.8. Any reduction by the Company of the Revolving Credit Commitments of the Lenders shall be allocated by the Administrative Agent among the Lenders pro rata according to the Revolving Credit Commitment Percentages of the Lenders. Except as provided in Section 2.9, each payment (other than any optional prepayment) by the Company on account of principal of the Revolving Credit Loans shall be allocated by the Administrative Agent pro rata according to the respective outstanding principal amounts thereof then due and owing to each Lender. Except as provided in Section 2.9, each optional prepayment by the Company on account of principal or interest on the Revolving Credit Loans shall be allocated by the Administrative Agent pro rata according to the respective outstanding principal amounts thereof. All payments (including prepayments) to be made by the Company hereunder in respect of amounts denominated in Dollars, whether on account of principal, interest, fees or otherwise, shall be made, without setoff, deduction, or counterclaim, in immediately available funds to the Administrative Agent at the Administrative Agent's address specified pursuant to Article XIV, or at any other Lending Installation of the Administrative Agent specified in writing by the Administrative Agent to the Company, by 1:00 p.m. (Detroit time) on the date. Except as otherwise provided in Sections 2.5.1, 2.6, 2.7 (with respect to Multicurrency Swing Line Loans), 2.14.2, 2.19 (with respect to Multicurrency Facility Letters of Credit) and 16.6 all payments hereunder shall be made in U.S. Dollars. Each payment delivered to the Administrative Agent for the account of any Lender shall be delivered promptly by the Administrative Agent to such Lender in the same type of funds that the Administrative Agent received at its address specified pursuant to Article XIV or at any Lending Installation specified in a notice received by the Administrative Agent from such Lender. The Administrative Agent is hereby authorized to charge the account of the Company maintained with Bank One for each payment of principal, interest and fees as it becomes due hereunder.

    2.14.2. Except as provided in Section 2.6, 2.7, 2.7.2 or 2.19.5, each borrowing of Multicurrency Loans by any Borrower in any Available Foreign Currency or U.S. Dollars, as the case may be, shall be allocated by the Administrative Agent pro rata according to the Multicurrency Commitment Percentages of the Designated Multicurrency Lenders with respect to such Borrower in effect on the date of such Loan (it being understood that for all Pro Rata Multicurrency Loans, the Multicurrency Commitment Percentage of any Lender shall be equal to such Lender's Revolving Credit Commitment Percentage). Any reduction of the Multicurrency Commitments shall be allocated by the Administrative Agent pro rata according to the Multicurrency Commitment Percentages of the Designated Multicurrency Lenders in effect on the date of such Loan. Except as provided in Section 2.9, each payment (including each prepayment) by a Borrower on account of principal of and interest on Multicurrency Loans shall be allocated by the Administrative Agent pro rata according to the respective principal amounts of the Multicurrency Loans then due and owing by such Borrower to each Designated Multicurrency Lender that made such Multicurrency Loans. All payments (including prepayments) to be made by a Borrower on account of Multicurrency Loans, whether on account of principal, interest, fees or otherwise, shall be without setoff, deduction, or counterclaim and shall be made prior to 12:00 noon, London time, on the due date thereof to the Administrative Agent for the account of the Designated Multicurrency Lenders that made such Loans, at the payment office for such Multicurrency Loans specified from time to time by the Administrative Agent by notice to the Borrowers, in the currency of such Multicurrency Loan and in immediately available funds. The Administrative Agent shall distribute such payment to the Designated Multicurrency Lenders entitled to receive the same promptly upon receipt in like funds as received.

    2.15. Telephonic Notices. Each Borrower hereby authorizes the Lenders and the Administrative Agent to extend, convert or continue Advances, effect selections of Types of Advances and to transfer funds based on telephonic notices made by any person or persons the Administrative Agent or any Lender reasonably and in good faith believes to be an Authorized Officer. Each Borrower agrees to deliver promptly to the Administrative Agent a written confirmation, if such confirmation is requested by the Administrative Agent or any Lender, of each telephonic notice signed by an Authorized Officer. If the written confirmation differs in any material respect from the action taken by the Administrative Agent and the Lenders, the records of the Administrative Agent and the Lenders shall govern absent manifest error.

    2.16. Notification of Advances, Interest Rates, Prepayments, Activation of Non-Pro Rata Multicurrency Loans and Commitment Reductions. Promptly after receipt thereof, the Administrative Agent will notify each Lender of the contents of each Revolving Credit Commitment reduction notice, Multicurrency Commitment reduction notice, borrowing notice, Non-Pro Rata Multicurrency Loan activation notice, Conversion/Continuation Notice, and repayment notice received by it hereunder. The Administrative Agent will notify each Lender of the interest rate applicable to each Fixed Rate Advance promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Alternate Base Rate.




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

    2.17. Lending Installations. Each Lender may book its Loans at any Lending Installation selected by such Lender and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the promissory notes, if any, shall be deemed held by each Lender for the benefit of such Lending Installation. Each Lender may, by written or telex notice to the Administrative Agent and the applicable Borrower, designate a Lending Installation through which Loans will be made by it and for whose account Loan payments are to be made.

    2.18. Non-Receipt of Funds by the Administrative Agent. Unless a Borrower or a Lender, as the case may be, notifies the Administrative Agent prior to the date on which it is scheduled to make payment to the Administrative Agent (including, without limitation, any payment pursuant to Section 12.4) of (a) in the case of a Lender, the proceeds of a Loan or (b) in the case of a Borrower, a payment of principal, interest or fees to the Administrative Agent for the account of the Lenders, that it does not intend to make such payment, the Administrative Agent may assume that such payment has been made. The Administrative Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or Borrower, as the case may be, has not in fact made such payment to the Administrative Agent, the recipient of such payment shall, on demand by the Administrative Agent, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to (i) in the case of payment by a Lender, the Federal Funds Effective Rate for such day or (ii) in the case of payment by a Borrower, the interest rate applicable to the relevant Loan.

    2.19.   Facility Letters of Credit.


    2.19.1. Obligation to Issue. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Company herein set forth, the Issuers hereby agree to issue through such of the Issuer's Lending Installations or Affiliates as the Issuer and a Borrower may jointly agree, for the account of the Company, one or more U.S. Facility Letters of Credit and for the account of any Borrower, one or more Multicurrency Facility Letters of Credit, in each case, in accordance with this Section 2.19, from time to time during the period, commencing on the Closing Date and ending five Business Days prior to the Facility Termination Date; provided, however, that no Multicurrency Facility Letters of Credit shall be issued hereunder unless sufficient Multicurrency Commitments in the applicable Available Foreign Currency for the applicable Borrower have been activated in accordance with
Section 2.6.1.

    2.19.2. Conditions for Issuance. In addition to being subject to the satisfaction of the conditions contained in Sections 4.1 and 4.2, the obligation of an Issuer to issue any Facility Letter of Credit is subject to the satisfaction in full of the following conditions:

    (a) the aggregate maximum amount then available for drawing under Facility Letters of Credit issued by the Issuers, after giving effect to the Facility Letter of Credit requested hereunder, shall not exceed any limit imposed by law or regulation upon the Issuer;

    (b) the requested Facility Letter of Credit has an expiration date of the earlier of (i) one year after the date of issuance and (ii) five Business Days prior to the Facility Termination Date; provided, that any Facility Letter of Credit with a one-year term may provide for the renewal thereof for additional one-year periods (which in no event shall extend beyond the date referred to in clause (ii) above);

    (c) after giving effect to the Facility Letter of Credit requested hereunder, (i) the aggregate maximum amount then available for drawing under Facility Letters of Credit issued by the Issuers shall not exceed an amount of which the U.S. Dollar Equivalent is $100,000,000, (ii) the Available Revolving Credit Commitment of each Lender is greater than or equal to zero, (iii) the Available Pro Rata Multicurrency Commitment and the Available Non-Pro Rata Multicurrency Commitment of each Multicurrency Lender is greater than or equal to zero, (iv) the Aggregate Multicurrency Outstandings of all Lenders solely with respect to all Non-Pro Rata Multicurrency Loans does not exceed an amount of which the U.S. Dollar Equivalent (as at the date of such Non-Pro Rata Multicurrency Loan) equals the Aggregate Activated Non-Pro Rata Multicurrency Commitments, (v) the sum of (i) the aggregate maximum amount then available for drawing under any Facility Letter of Credit issued in an Available Foreign Currency plus the outstanding principal amount of all other outstanding Multicurrency Loans and Multicurrency Swing Line Loans in such currency does not exceed the aggregate Multicurrency Commitments of all Designated Multicurrency Lenders with respect to such Borrower and such currency, and (vi) the Aggregate Ratable Outstandings of all Lenders do not exceed the Aggregate Revolving Credit Commitments;

    (d) the applicable Borrower shall have delivered to the applicable Issuer at such times and in such manner as such Issuer may reasonably prescribe such documents and materials as may be required pursuant to the terms of the proposed Letter of Credit and the proposed Letter of Credit shall be reasonably satisfactory to such Issuer as to form and content; and

    (e) as of the date of issuance, no order, judgment or decree of any Court, arbitrator or governmental authority shall purport by its terms to enjoin or restrain such Issuer from issuing the Facility Letter of Credit and no law, rule or regulation applicable to such Issuer and no request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over such Issuer shall prohibit or request that such Issuer refrain from the issuance of Letters of Credit generally or the issuance of that Facility Letter of Credit.

    2.19.3. Procedure for Issuance of Facility Letters of Credit. (a) The applicable Borrower shall give one of the Issuers and the Administrative Agent five Business Days' prior written notice of any requested issuance of a Facility Letter of Credit under this Agreement (except that, in lieu of such written notice, a Borrower may give an Issuer (i) notice of such request by tested telex or other tested arrangement satisfactory to such Issuer or (ii) telephonic notice of such request if confirmed in writing by delivery to such Issuer and the Administrative Agent (A) immediately (x) of a telecopy of the written notice required hereunder which has been signed by an authorized officer of the Company or (y) of a telex containing all information required to be contained in such written notice and (B) promptly (but in no event later than the requested time of issuance) of a copy of the written notice required hereunder containing the original signature of an authorized officer of the Borrower); such notice shall be irrevocable and shall specify the stated amount and Available Foreign Currency or U.S. Dollars of the Facility Letter of Credit requested, the effective date (which day shall be a Business Day) of issuance of such requested Facility Letter of Credit, the date on which such requested Facility Letter of Credit is to expire (which date shall be a Business Day and shall in no event be later than the fifth day prior to Facility Termination Date), the purpose for which such Facility Letter of Credit is to be issued, and the Person for whose benefit the requested Facility Letter of Credit is to be issued. The Administrative Agent shall give notice to each Lender of the issuance of each Facility Letter of Credit reasonably promptly after such Facility Letter of Credit is issued. Such notice, to be effective, must be received by such Issuer not later than 3:00 p.m. (Detroit time) or the time agreed upon by such Issuer and such Borrower on the last Business Day on which notice can be given under this Section 2.19.3.

    (b) Subject to the terms and conditions of this Section 2.19.3 and provided that the applicable conditions set forth in Sections 4.1 and 4.2 hereof have been satisfied, the Issuer shall, on the requested date, issue a Facility Letter of Credit on behalf of the applicable Borrower in accordance with such Issuer's usual and customary business practices.


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
         (c) The Issuers shall not extend or amend any Facility Letter of Credit unless the requirements of this Section 2.19 are met as though a new Facility Letter of Credit was being requested and issued.

         2.19.4. Reimbursement Obligations. (a) Each Borrower agrees to pay to the Issuer the amount of all Reimbursement Obligations, interest and other amounts payable to the Issuer under or in connection with any Facility Letter of Credit issued on behalf of such Borrower immediately when due, irrespective of any claim, setoff, defense or other right which the Borrower, the Company or any Subsidiary may have at any time against the Issuer or any other Person, under all circumstances, including without limitation, any of the following circumstances:

                 (i) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

                 (ii) the existence of any claim, setoff, defense or other right which any Borrower or any Subsidiary may have at any time against a beneficiary named in a Facility Letter of Credit or any transferee of any Facility Letter of Credit (or any Person for whom any such transferee may be acting), any Issuer, any Lender, or any other Person, whether in connection with this Agreement, any Facility Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between any Borrower or any Subsidiary and the beneficiary named in any Facility Letter of Credit);

                 (iii) any draft, certificate or any other document presented under the Facility Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                 (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents; or

                 (v) the occurrence of any Default or Unmatured Default.

         (b) The Issuer shall promptly notify the applicable Borrower of any draw under a Facility Letter of Credit. Such Borrower shall reimburse the applicable Issuer for drawings under a Facility Letter of Credit issued by it on behalf of such Borrower promptly after the payment by the Issuer. Any Reimbursement Obligation with respect to any Facility Letter of Credit shall bear interest from the date of the relevant drawings under the pertinent Facility Letter of Credit at the interest rate for Floating Rate Loans.

         2.19.5. Letter of Credit Participation. (a) Immediately upon issuance by an Issuer of any Facility Letter of Credit in accordance with the procedures set forth in Section 2.19.3, (i) with respect to each U.S. Facility Letter of Credit, each Lender shall be deemed to have irrevocably and unconditionally purchased and received from such Issuer, without recourse or warranty, an undivided interest and participation equal to its Revolving Credit Commitment Percentage in such U.S. Facility Letter of Credit (including, without limitation, all obligations of the applicable Borrower with respect thereto) and any security therefor or guaranty pertaining thereto and (ii) with respect to each Multicurrency Facility Letter of Credit, each Designated Multicurrency Lender with respect to the Borrower for the account of which such Multicurrency Facility Letter of Credit is issued shall be deemed to have irrevocably and unconditionally purchased and received from such Issuer, without recourse or warranty, an undivided interest and participation equal to its Multicurrency Commitment Percentage in such Multicurrency Facility Letter of Credit (including, without limitation, all obligations of the applicable Borrower with respect thereto), any security therefor or guaranty pertaining thereto; provided, that a Letter of Credit issued by an Issuer shall not be deemed to be a Facility Letter of Credit for purposes of this Section 2.19 if such Issuer shall have received written notice from any Lender on or before one Business Day prior to the date of its issuance of such Letter of Credit that one or more of the conditions contained in Section
4.1 or 4.2 are not then satisfied, and, in the event an Issuer receives such a notice, it shall have no further obligation to issue any Letter of Credit until such notice is withdrawn by that Lender or such condition has been effectively waived in accordance with the provisions of this Agreement.

         (b) In the event that an Issuer makes any payment under any Facility Letter of Credit and the applicable Borrower shall not have repaid such amount to the Issuer pursuant to Section 2.19.4, the Issuer shall promptly notify the Administrative Agent and each Lender participating in such Letter of Credit of such failure, and each Lender participating in such Letter of Credit shall promptly and unconditionally make a Revolving Credit Loan or a Multicurrency Loan, as applicable, to the Administrative Agent for the account of such Issuer in the amount of such Lender's Revolving Credit Commitment Percentage or Multicurrency Commitment Percentage, as the case may be, of the unreimbursed amount of any such payment. If any Lender participating in such Facility Letter of Credit fails to make available to such Issuer any Loans due to such Issuer pursuant to this Section 2.19.5(b), such Issuer shall be entitled to recover the amount of such unpaid Loans, together with interest thereon at the Federal Funds Effective Rate, for the first three Business Days after such Lender receives such notice and thereafter, at the Floating Rate, payable (i) on demand, (ii) by setoff against any payments made to such Issuer for the account of such Lender or (iii) by payment to such Issuer by the Administrative Agent of amounts otherwise payable to such Lender under this Agreement. The failure of any Lender to make available to the Administrative Agent Loans in its Revolving Credit Commitment Percentage or Multicurrency Commitment Percentage, as the case may be, of the unreimbursed amount of any such payment shall not relieve any other Lender of its obligation hereunder to make available to the Administrative Agent its Revolving Credit Commitment Percentage or Multicurrency Commitment Percentage, as the case may be, of the unreimbursed amount of any payment on the date such payment is to be made, but no Lender shall be responsible for the failure of any other Lender to make available to the Administrative Agent its Revolving Credit Commitment Percentage or Multicurrency Commitment Percentage, as the case may be, of the unreimbursed amount of any payment on the date such payment is to be made. In addition to the foregoing, if any Revolving Credit Loan or Multicurrency Loan cannot for any reason be made on the date required above or if for any other reason any Lender fails to make payment to the applicable Issuer of any amount due under this Section 2.7.2, such Lender shall be deemed, at the option of the Administrative Agent, to have unconditionally and irrevocably purchased from the Issuer, without recourse or warranty, an undivided interest and participation in the unreimbursed obligations in the U.S. Dollar Equivalent of such unpaid amount. Without limiting the foregoing, immediately upon any Conversion Event, the provisions of Section 12.4 shall apply to any Multicurrency Facility Letters of Credit.

         (c) Whenever the Issuer receives a payment on account of a Reimbursement Obligation, including any interest thereon, it shall promptly pay to each Lender which has funded its participating interest therein, in immediately available funds, an amount equal to such Lender's Revolving Credit Commitment Percentage or Multicurrency Commitment Percentage, as the case may be, thereof.

         (d) The obligations of a Lender to make payments to the Administrative Agent with respect to a Facility Letter of Credit shall be absolute, unconditional and irrevocable, not subject to any counterclaim, setoff, qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances.

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

         (e) In the event any payment by a Borrower received by the Administrative Agent with respect to a Facility Letter of Credit and distributed by the Administrative Agent to the Lenders on account of their participations is thereafter set aside, avoided or recovered from the Administrative Agent in connection with any receivership, liquidation, reorganization or bankruptcy proceeding, each Lender which received such distribution shall, upon demand by the Agent, contribute such Lender's Revolving Credit Commitment Percentage or Multicurrency Commitment Percentage, as the case may be, of the amount set aside, avoided or recovered together with interest at the rate required to be paid by the Administrative Agent upon the amount required to be repaid by it.

         2.19.6. Compensation for Facility Letters of Credit. The Issuer of a Facility Letter of Credit shall have the right to receive, solely for its own account, an issuance fee and fronting fee to be agreed upon by the Issuer and the applicable Borrower as well as the Issuer's reasonable and customary costs of issuing and servicing the Facility Letters of Credit. In addition, such Borrower shall pay to the Administrative Agent for the account of each Lender participating in such Facility Letter of Credit a non-refundable fee at a per annum rate in the amount shown on the Pricing Schedule on Exhibit B applied to the face amount of the Facility Letter of Credit, payable quarterly in advance to all Lenders participating in such Facility Letter of Credit (including the Issuers) ratably from the date such Facility Letter of Credit is issued until its stated expiry date.

         2.19.7. Letter of Credit Collateral Account. Each Borrower hereby agrees that it will, until the final expiration date of any Facility Letter of Credit and thereafter as long as any amount is payable to the Lenders in respect of any Facility Letter of Credit, maintain a special collateral account (the "LETTER OF CREDIT COLLATERAL ACCOUNT") at the Administrative Agent's office at the address specified pursuant to Article XIV, in the name of such Borrower but under the sole dominion and control of the Administrative Agent, for the benefit of the Lenders and in which such Borrower shall have no interest other than as set forth in Section 8.1. The Administrative Agent will invest any funds on deposit from time to time in the Letter of Credit Collateral Account in certificates of deposit of the Administrative Agent having a maturity not exceeding 30 days. Nothing in this Section 2.19.7 shall either obligate the Administrative Agent to require any Borrower to deposit any funds in the Letter of Credit Collateral Account or limit the right of the Administrative Agent to release any funds held in the Letter of Credit Collateral Account other than as required by Section 8.1, and the Borrower's obligations to deposit funds in the Letter of Credit Collateral Account are limited to the circumstances required by
Section 8.1.

         2.19.8. Nature of Obligations. (a) As among the Borrowers, the Issuers and the Lenders, each Borrower assumes all risks of the acts and omissions of, or misuse of the Facility Letters of Credit by, the respective beneficiaries of the Facility Letters of Credit requested by it. In furtherance and not in limitation of the foregoing, the Issuers and the Lenders shall not be responsible for (i) the forms, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Facility Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Facility Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of a Facility Letter of Credit to comply fully with conditions required in order to draw upon such Facility Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise; (v) errors in interpretation of technical terms; (vi) misapplication by the beneficiary of a Facility Letter of Credit of the proceeds of any drawing under such Facility Letter of Credit; or (vii) any consequences arising from causes beyond the control of the Issuers or the Lenders. In addition to amounts payable as elsewhere provided in this Section 2.19, such Borrower hereby agrees to protect, indemnify, pay

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

and save the Agents, each Issuer and each Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) arising from the claims of third parties against the Agents or such Issuer in respect of any Facility Letter of Credit requested by such Borrower.

         (b) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuers or any Lender under or in connection with the Facility Letters of Credit or any related certificates, if taken or omitted in good faith, shall not put such Issuer or such Lender under any resulting liability to any Borrower or relieve any Borrower of any of its obligations hereunder to the Issuers, the Administrative Agent or any Lender.

         (c)      Notwithstanding anything to the contrary contained in this
Section 2.19, a Borrower shall not have any obligation to indemnify an Issuer under this Section 2.19 in respect of any liability incurred by such Issuer arising out of the gross negligence or willful misconduct of such Issuer, as determined by a court of competent jurisdiction, or out of the wrongful dishonor by such Issuer of a proper demand for payment made under the Facility Letters of Credit issued by such Issuer as determined by a court of competent jurisdiction, unless such dishonor was made at the request of such Borrower, or out of the wrongful honor by such Issuer of a demand for payment made under the Facility Letters of Credit issued by such Issuer which demand for payment does not comply with the conditions required in order to draw upon such Facility Letter of Credit as determined by a court of competent jurisdiction, unless such honor was made at the request of such Borrower.

         2.20. Application of Payments with Respect to Defaulting Lenders. No payments of principal, interest or fees delivered to the Administrative Agent for the account of any Defaulting Lender shall be delivered by the Administrative Agent to such Defaulting Lender. Instead, such payments shall, for so long as such Defaulting Lender shall be a Defaulting Lender, be held by the Administrative Agent, and the Administrative Agent is hereby authorized and directed by all parties hereto to hold such funds in escrow and apply such funds as follows:

                  (i) First, if applicable to any payments due to an Issuer pursuant to Section 2.19.5; and

                  (ii) Second, to Loans required to be made by such Defaulting Lender on any Borrowing Date to the extent such Defaulting Lender fails to make such Loans.

Notwithstanding the foregoing, upon the termination of the Revolving Credit Commitments and the payment and performance of all of the Obligations (other than those owing to a Defaulting Lender), any funds then held in escrow by the Administrative Agent pursuant to the preceding sentence shall be distributed to each Defaulting Lender, pro rata in proportion to amounts that would be due to each Defaulting Lender but for the fact that it is a Defaulting Lender.


                                  ARTICLE III
                         CHANGE IN CIRCUMSTANCES, TAXES

         3.1. Yield Protection. If after the date hereof the introduction of any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) (collectively, "RULES"), or any change or modification of the Rules, or any interpretation thereof, or the compliance of any Lender therewith,

         (a) subjects any Lender or any applicable Lending Installation to any tax, duty, charge or withholding on or from payments due from any Borrower or changes the basis of taxation of payments to any Lender in respect of its Loans or other amounts due it hereunder (excluding income taxes and franchise taxes (imposed in lieu of income taxes) imposed on the any Agent or Lender as a result of a present or former connection between such Agent or Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein, other than any such connection arising solely from such Agent or Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document), or

         (b) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation (other than reserves and assessments taken into account in determining the interest rate applicable to Fixed Rate Advances), or

         (c) imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining loans or reduces any amount receivable by any Lender or any applicable Lending Installation in connection with loans, or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of loans held or interest received by it, by an amount deemed material by such Lender, then, within 15 days of demand by such Lender, the affected Borrower shall pay such Lender that portion of such increased expense incurred or reduction in an amount received which such Lender determines is attributable to making, funding and maintaining its Loans, its Revolving Credit Commitment or its Multicurrency Commitment.

         3.2. Changes in Capital Adequacy Regulations. If a Lender determines the amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender is increased as a result of a Change, then, within 15 days of demand by such Lender, the Company shall pay such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender determines is attributable to this Agreement, its Loans or its obligation to make Loans hereunder (after taking into account such Lender's policies as to capital adequacy). "CHANGE" means (a) any change after the date of this Agreement in the Risk-Based Capital Guidelines or (b) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender or any Lending Installation or any corporation controlling any Lender. "RISK-BASED CAPITAL GUIDELINES" means (i) the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and (ii) the corresponding capital regulations or guidelines promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices Entitled "International Convergence of Capital Measurements and Capital Standards," including transition rules, and any amendments to such regulations or guidelines adopted prior to the date of this Agreement.

         3.3. Availability of Types of Advances. If any Lender determines that maintenance of its Eurodollar Loans or Multicurrency Loans at a suitable Lending Installation would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, then the Administrative Agent shall suspend the availability of the affected Type of Loans by such Lender and require any Loans of the affected Type to be repaid at the end of the Interest Period for the affected Loan to such Lender. If the Required Lenders determine with respect to Eurodollar Loans, Requested Multicurrency Lenders or Multicurrency Loans that (i) deposits of a type and maturity appropriate to match fund Eurodollar or Eurocurrency Rate Loans are not available or (ii) the interest rate applicable to a Eurocurrency Rate Loan or Eurodollar Loan does not accurately reflect the cost of making or maintaining such Loans, then the Administrative Agent shall suspend the availability of the affected Type of Loans by all Lenders and require any Loans of the affected Type to be repaid at the end of the Interest Period for the affected Loans.

         3.4. Funding Indemnification. If any repayment of a Fixed Rate Advance occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment, or otherwise, or if any Floating Rate Advance is not converted to a Fixed Rate Advance or if any Fixed Rate Advance is not made, continued or prepaid on the date specified by a Borrower for any reason other than default by the Lenders, such Borrower will indemnify each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain the Fixed Rate Advance.

         3.5. Lender Statements; Survival of Indemnity. To the extent reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its Eurodollar Loans and Multicurrency Rate Loans to reduce any liability of a Borrower to such Lender under Sections 3.1 and 3.2 or to avoid the unavailability of a Type of Advance under Section 3.3, so long as such designation is not disadvantageous to such Lender in any material respect. Each Lender shall deliver a written statement of such Lender to the applicable Borrower (with a copy to the Administrative Agent) as to the amount due, if any, under Section 3.1, 3.2 or 3.4. Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall state that amounts determined in accordance with such procedures are being charged by such Lender to other borrowers with credit facilities similar to this Agreement and credit characteristics comparable to the Company as determined by such Lender and shall be final, conclusive and binding on the Borrowers in the absence of manifest error. Determination of amounts payable under such sections in connection with a Eurodollar Loans and Multicurrency Rate Loans shall be calculated as though each Lender funded such Loans through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the interest rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement of any Lender shall be payable on demand after receipt by the applicable Borrower of such written statement. The obligations of the Borrowers under Sections 3.1, 3.2, 3.4 and 3.6 shall survive payment of the Obligations and termination of this Agreement. The Borrowers shall have no obligation to compensate any Lender with respect to amounts provided in Sections 3.1, 3.2, 3.4 or 3.6 with respect to any period prior to the date which is 120 days prior to the date such Lender delivers its written statement hereunder requesting compensation.

         3.6.    Taxes.

         3.6.1. All payments of principal and interest made by the Borrowers under this Agreement and any promissory note, if any, and all reimbursement obligations with respect to Facility Letters of Credit shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Administrative Agent or any Lender as a result of a present or former connection between the Administrative Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("NON-EXCLUDED TAXES") are required to be withheld from any amounts payable to the Administrative Agent, any Issuer or any Lender hereunder or under any promissory note or Facility Letter of Credit, the amounts so payable to the Administrative Agent, such Issuer or such Lender shall be increased to the extent necessary to yield to the Administrative Agent, such Issuer or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates and in the amounts specified in this Agreement provided, however, that (i) with respect to any Loan or Facility Letter of Credit in U.S. Dollars to the Company, the Company shall not be required to increase any such amounts payable to any Lender that is not organized under the laws of the United States of America or a state thereof if such Lender fails to comply with the requirements of Section 3.6.2, (ii) with respect to any Loan or Facility Letter of Credit in any Available Foreign Currency, a Borrower shall not be required to increase any such amounts payable to any Lender if such Lender fails to comply with the requirements of Section
3.6.3 and (iii) with respect to any Multicurrency Loan or any Multicurrency Facility Letter of Credit, the Foreign Subsidiary Borrower shall not be required to increase any such amounts payable to any Lender or the Administrative Agent to the extent caused by such Lender or the Administrative Agent failing to act through its Designated Office with respect to such Foreign Subsidiary Borrower. Whenever any Non-Excluded Taxes are payable by a Borrower, as promptly as possible thereafter such Borrower shall send to the Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by such Borrower showing payment thereof. If a Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, such Borrower shall indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure. The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

         3.6.2. Each Lender that is not incorporated under the laws of the United States of America or a state thereof shall:

         (a) at least five Business Days before the date of the initial payment to be made by the Company under this Agreement to such Lender, deliver to the Company and the Administrative Agent an Internal Revenue Service Form W-8BEN or W-8ECI, or successor applicable form, as the case may be, certifying that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes or, in the case of a Lender claiming exemption from withholding of any United States federal income taxes under
         Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a certificate representing that such Lender is not (i) a "bank" for purposes of Section 881(c) of the Code, (ii) a ten-percent shareholder of any Borrower (within the meaning of Section 871(h)(3)(B) of the Code), or
         (iii) a controlled foreign corporation related to any Borrower (within the meaning of Section 864(d)(4) of the Code), and a Form W-8BEN (or a successor form), in all cases properly completed and duly executed;

         (b) deliver to the Company and the Administrative Agent two further copies of any such form or certification at least five Business Days before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Administrative Agent and the Company provided that such Lender is legally entitled to complete such form;

         (c) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Company or the Administrative Agent; and

         (d) file amendments to such forms as and when required; and each Lender (or Transferee) that is incorporated or organized under the laws of the United States of America or a State thereof shall provide two properly completed and duly executed copies of Form W-9, or successor applicable form, at the times specified for delivery of forms under this Section 3.6.2 unless an event (including, without limitation, any change in treaty, law or regulation) has occurred after the date such Person becomes a Lender hereunder which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Company and the Administrative Agent; provided, however, that the Company may rely upon such forms provided to the Company for all periods prior to the occurrence of such an event. Each Person that shall become a Lender or a Participant pursuant to Section 13.2 shall, upon the effectiveness of the related transfer, be required to provide all of the forms, certifications and statements required pursuant to this Section, provided that in the case of such Participant, the obligations of such Participant pursuant to this Section 3.6.2 shall be determined as if such Participant were a Lender, except that such Participant shall furnish all such required forms, certifications and statements to the Lender from which the related participation shall have been purchased.

         3.6.3. Each Lender that is not incorporated or organized under the laws of the jurisdiction under which a Foreign Subsidiary Borrower is incorporated or organized shall, upon request by such Foreign Subsidiary Borrower, within a reasonable period of time after such request, deliver to such Foreign Subsidiary Borrower or the applicable governmental or taxing authority, as the case may be, any form or certificate required in order that any payment by such Foreign Subsidiary Borrower under this Agreement or any promissory notes to such Lender may be made free and clear of, and without deduction or withholding for or on account of any Non-Excluded Tax (or to allow any such deduction or withholding to be at a reduced rate) imposed on such payment under the laws of the jurisdiction under which such Foreign Subsidiary Borrower is incorporated or organized, provided that such Lender is legally entitled to complete, execute and deliver such form or certificate and such completion, execution or submission would not materially prejudice the legal position of such Lender.

         3.6.4. Each Lender agrees to use reasonable efforts to avoid or to minimize any amounts which might otherwise be payable pursuant to this Section 3.6, provided that such effort shall not impose on any such Lender any additional costs or legal or regulatory burdens deemed by such Lender in its reasonable judgment to be material. In the event that any Lender determines that any event or circumstance that will lead to a claim by it under this Section 3.6 has occurred or will occur, such Lender will use its best efforts to so notify the Company in writing, provided that any failure to provide such notice shall in no way impair the rights of any Lender to demand and receive compensation under this Section 3.6.

         3.6.5. In cases in which a Borrower makes a payment under this Agreement to a U.S. person with knowledge that such U.S. person is acting as an agent for a foreign person, such Borrower will not treat such payment as being made to a U.S. person for purposes of Treas. Reg. ss. 1.1441-1(b)(2)(ii) (or a successor provision) without the express written consent of such U.S. person.

         3.7. Substitution of Lender. If (a) the obligation of any Lender to make or maintain Eurodollar Loans has been suspended pursuant to Section 3.3 when not all Lenders' obligations have been suspended, (b) any

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


Lender has demanded compensation under Sections 3.1, 3.2 or 3.6 when all Lenders have not done so or (c) any Lender is a Defaulting Lender, the Company shall have the right, if no Default then exists, to replace such Lender (a "REPLACED LENDER") with one or more other lenders (collectively, the "REPLACEMENT LENDER") acceptable to the Administrative Agent and the Syndication Agent, provided that
(i) at the time of any replacement pursuant to this Section 3.7, the Replacement Lender shall enter into one or more Assignments pursuant to which the Replacement Lender shall acquire the Commitments and outstanding Loans and other obligations of the Replaced Lender and, in connection therewith, shall pay to the Replaced Lender in respect thereof an amount equal to the sum of (A) the amount of principal of, and all accrued interest on, all outstanding Loans of the Replaced Lender, (B) the amount of all accrued, but theretofore unpaid, fees owing to the Replaced Lender hereunder and (C) the amount which would be payable by the Borrowers to the Replaced Lender pursuant to Section 3.4, if any, if the Borrowers prepaid at the time of such replacement all of the Loans of such Replaced Lender outstanding at such time and (ii) all obligations of the Borrowers then owing to the Replaced Lender (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Lender concurrently with such replacement. Upon the execution of the respective Assignments, the payment of amounts referred to in clauses (i) and (ii) above and, if so requested by the Replacement Lender, delivery to the Replacement Lender of any appropriate promissory note or notes executed by the Borrowers, the Replacement Lender shall become a Lender hereunder and the Replaced Lender shall cease to constitute a Lender hereunder. The provisions of this Agreement (including without limitation Sections 3.4 and 10.7) shall continue to govern the rights and obligations of a Replaced Lender with respect to any Loans made or any other actions taken by such lender while it was a Lender. Nothing herein shall release any Defaulting Lender from any obligation it may have to any Borrower, any Agent or any other Lender.


                                   ARTICLE IV
                              CONDITIONS PRECEDENT

         4.1. Initial Advances and Letters of Credit. The Lenders shall not be required to make the initial Loans or issue Facility Letters of Credit hereunder unless the Borrowers shall have furnished to the Agents, with sufficient copies for the Lenders, each of the following:

         (a) Copies of the articles of incorporation or similar organizational documents of each Borrower, together with all amendments thereto, and a certificate of good standing or similar governmental evidence of corporate existence (if available), all certified by the Secretary or an Assistant Secretary of such Borrower; provided, however, that Meritor Heavy Vehicle Systems Limited may deliver evidence of good standing on or before the date that is 15 Business Days following the Effective Date which, if in the form of the original certificate, need not be certified by the Secretary or Assistant Secretary of such Borrower.

         (b) Copies, certified by the Secretary or an Assistant Secretary or other duly authorized representative of each Borrower, of its by-laws or similar constituent document (if any) and of its Board of Directors' resolutions (and resolutions of other bodies, if any are deemed necessary by counsel for any Agent) authorizing the execution of the Loan Documents to which such Borrower is a party.

         (c) An incumbency certificate, executed by the Secretary or an Assistant Secretary of each Borrower, which shall identify by name and title and bear the signature of the officers of such Borrower authorized to sign the applicable Loan Documents and to make borrowings hereunder, upon which certificate the Agents and the Lenders shall be entitled to rely until informed of any change in writing by such Borrower.

         (d) A certificate, signed by any Designated Financial Officer of the Company, stating that on the date of the initial funding hereunder all of the representations in this Agreement made by the Company and the Foreign Subsidiary Borrowers are true and correct and no Default or Unmatured Default has occurred and is continuing.

         (e) Written opinions of counsel to the Company, addressed to the Lenders in substantially the form of Exhibit D hereto.

         (f) Written opinions of each Foreign Subsidiary Borrower's counsel, addressed to the Lenders consistent with the form of opinion request attached hereto as Exhibit E.

         (g) Written money transfer instructions, in substantially the form of Exhibit F hereto, addressed to the Administrative Agent and signed by an Authorized Officer, together with such other related money transfer authorizations as the Administrative Agent may have reasonably requested.

         (h) Evidence satisfactory to the Administrative Agent and the Syndication Agent that the Lenders, such Agents and the Joint Book Managers have received all fees agreed to in the fee letters dated May 25, 2000 among such Agent or Agents, Arvin, Meritor and the Company or hereunder required to be paid, and all expenses for which invoices have been presented, on or before two Business Days prior to the date of the initial funding under this Agreement.

         (i) (x) Satisfactory audited consolidated financial statements of each of Arvin and Meritor for the two most recent fiscal years ended prior to the Closing Date as to which such financial statements are available, (y) satisfactory unaudited interim consolidated financial statements of each of Arvin and Meritor for each quarterly period ended subsequent to the date of the latest financial statements delivered pursuant to clause (x) of this paragraph as to which such financial statements are available, and (z) satisfactory pro forma post-Merger consolidated balance sheet and financial projections of the Company which shall be consistent with the information included in the Bank Book.

         (j) Evidence satisfactory to the Administrative Agent and the Syndication Agent that (i) the Board of Directors of each of Arvin and Meritor shall have approved the Merger, (ii) each of Arvin and Meritor shall have received all material governmental, third-party and regulatory approvals necessary in connection with the Merger (which approvals shall be full force and effect), (iii) each of Arvin and Meritor shall have received all necessary shareholder approvals in connection with the Merger, (iv) the terms of the Merger have not changed in any material respect from those disclosed in the preliminary proxy statement/prospectus filed by Arvin and Meritor on May 5, 2000 with the Securities and Exchange Commission, as amended by Amendment No. 1 thereto filed on June 2, 2000 with the Securities and Exchange Commission and (v) the Merger shall have been consummated.

         (k) Evidence satisfactory to the Administrative Agent and the Syndication Agent that all


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


                 material governmental and third-party approvals necessary or advisable, in the discretion of such Agents, in connection with the financing contemplated hereby and the continuing operations of the Company and its Subsidiaries have been obtained and are in full force and effect.

         (l) Documentation evidencing the termination of the Existing Credit Agreements and repayment of all obligations, indebtedness and liabilities outstanding thereunder or the arrangement for such termination and repayment from the proceeds of the initial Loans hereunder.

         (m) Documentation satisfactory to the Administrative Agent and the Syndication Agent demonstrating that (i) except as set forth on
                 Schedule 4 hereto, the obligor on all outstanding public Indebtedness of the Company and its Subsidiaries is the Company, (ii) other than with respect to the outstanding guaranteed Subsidiary subordinated Indebtedness, none of the Company's Subsidiaries shall be co-obligors or guarantors of the Company's Indebtedness unless such Subsidiaries similarly become co-obligors or guarantors of the Indebtedness hereunder and under the 364-Day Credit Agreement and (iii) all such outstanding subordinated Indebtedness is subordinated to the Indebtedness hereunder and under the 364-Day Credit Agreement.

         (n) Such other documents as the Administrative Agent and the Syndication Agent or their counsel may have reasonably requested including, without limitation, each document reflected on the List of Closing Documents attached as Exhibit I to this Agreement.

         4.2. Each Advance. The Lenders shall not be required to make any Loans nor shall any Issuer be required to issue any Letter of Credit, unless on the applicable Borrowing Date and after giving effect to such extension of credit:

         (a)     There exists no Default or Unmatured Default.

         (b) The representations and warranties contained in Article V (except Section 5.5, which shall only apply as a condition to the initial Loans hereunder) are true and correct as of such Borrowing Date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date.

         (c) All legal matters incident to the making of such Loans or the issuance of such Facility Letter of Credit shall be satisfactory to the Administrative Agent and the Syndication Agent and their counsel.

         (d) If such Loan is an initial Loan to a Foreign Subsidiary Borrower, the Agents shall have received a Foreign Subsidiary Opinion in respect of such Foreign Subsidiary Borrower and such other documents reasonably requested by the Agents.

         Each borrowing notice with respect to each borrowing by a Borrower hereunder or each request for an issuance of a Facility Letter of Credit shall constitute a representation and warranty by the Company and such Borrower that the conditions contained in Sections 4.1(a) and (b) have been satisfied.


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
                                   ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

         Each of the Company and the Foreign Subsidiary Borrowers (insofar as the representations and warranties set forth below relate solely to such Foreign Subsidiary Borrower) represents and warrants to the Lenders that:

         5.1. Corporate Existence and Standing. Each of the Company and its Subsidiaries is a corporation, partnership, limited liability company or other organization duly incorporated or organized, validly existing and in good standing (in jurisdictions where applicable) under the laws of its jurisdiction of incorporation or organization and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted and where the failure to be in good standing or authorized to conduct business would have a Material Adverse Effect; provided, however, that this Section 5.1 shall not apply to Meritor Heavy Vehicle Systems Limited until the date that is 15 Business Days following the Effective Date.

         5.2. Authorization and Validity. Each Borrower has the corporate or other power and authority and legal right to execute and deliver the Loan Documents to which it is a party and to perform its obligations thereunder. The execution and delivery by each of the Borrowers of the Loan Documents to which it is a party and the performance of their obligations thereunder have been duly authorized by proper corporate proceedings, and the Loan Documents to which they are a party constitute legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

         5.3. No Conflict; Government Consent. Neither the execution and delivery by the Borrowers of the Loan Documents, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Company or any of its Subsidiaries or the Company's or any Subsidiary's articles of incorporation or by-laws or comparable constitutive documents or the provisions of any indenture, instrument or agreement to which the Company or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien (other than any Lien permitted by Section 6.14) in, of or on the Property of the Company or a Subsidiary pursuant to the terms of any such indenture, instrument or agreement, except for any such violation, conflict or default as would not reasonably be expected to have a Material Adverse Effect. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, any of the Loan Documents.

         5.4. Financial Statements. The January 2, 2000 consolidated financial statements of Arvin and the September 30, 1999 consolidated financial statements of Meritor heretofore delivered to the Lenders were prepared in accordance with generally accepted accounting principles in effect on the date such statements were prepared and fairly present the consolidated financial condition and operations of Arvin and Meritor, respectively, at such date and the consolidated results of their operations for the period then ended. The pro forma consolidated financial statements of the Company and its Subsidiaries included in the Bank Book heretofore delivered to the Lenders fairly present the pro forma consolidated financial condition of the Company and its Subsidiaries after giving effect to the Merger in accordance with generally accepted accounting principles. The projected statements of income and cash flows of the Company contained in the Bank Book (the "PROJECTIONS") are based on estimates and assumptions considered reasonable by the Company's management and the best information available to the Company's management at the time made, and use information consistent with the plans of the Company.


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


         5.5. Material Adverse Change. As of the Closing Date, since (i) the audited financial statements for Arvin for the fiscal year ended January 2, 2000 and for Meritor for the fiscal year ended September 30, 1999, (ii) the unaudited financial statements for Arvin for the fiscal quarter ended April 2, 2000 and for Meritor for the fiscal quarter ended March 31, 2000 and (iii) the pro forma financial statements and Projections contained in the Bank Book, there has been no change in the business, Property or financial condition of the Company and its Subsidiaries which has had or could reasonably be expected to have a Material Adverse Effect.

         5.6. Taxes. The Company and its Subsidiaries have filed all United States federal tax returns and all other tax returns which are required to be filed and have paid all taxes shown as due pursuant to said returns or pursuant to any assessment received by the Company or any of its Subsidiaries, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in accordance with Agreement Accounting Principles and such failures to file or pay, if any, as would not reasonably be expected to have a Material Adverse Effect. No tax liens have been filed and no claims are being asserted with respect to any such taxes, other than as permitted by Section 6.14. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of any taxes or other governmental charges are adequate.

         5.7.    Litigation and Contingent Obligations. Except as set forth on
Schedule 5 hereto, there is no litigation, arbitration, governmental investigation, proceeding or inquiry pending, or, to the knowledge of any of their officers, threatened against or affecting the Company or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect or which seeks to prevent, enjoin or delay the making of the Loans or Advances. Other than any liability incident to such litigation, arbitration or proceedings, the Company and its Subsidiaries have no material contingent obligations not provided for or disclosed in the financial statements referred to in Section 5.4.

         5.8. Subsidiaries. As of the date hereof, Schedule 6 hereto contains an accurate list of all of the presently existing "Significant Subsidiaries" (as defined in Rule 405 of Regulation C of the rules and regulations of the Securities and Exchange Commission under the Securities Act of 1933, as amended) of Arvin and Meritor, setting forth their respective jurisdictions of incorporation and the percentage of their respective Capital Stock owned by the Company or other Subsidiaries. As of the Effective Date, Schedule 6 hereto contains an accurate list of all of the presently existing Significant Subsidiaries of the Company, setting forth their respective jurisdictions of incorporation and the percentage of their respective Capital Stock owned by the Company or other Subsidiaries. All of the issued and outstanding shares of Capital Stock of such Significant Subsidiaries have been duly authorized and issued and are fully paid and non-assessable.

         5.9. ERISA. The aggregate of (i) the Unfunded Liabilities under the Plans and (ii) difference between the present value of the accrued benefits under the Foreign Plans and the fair market value of the assets of such Foreign Plans (in U.S. Dollar equivalent amount) does not exceed $35,000,000. Each Plan and each Material Foreign Plan complies in all material respects with all applicable requirements of law and regulations, and except as set forth on
Schedule 7 hereto, no Reportable Event has occurred within the past six years with respect to any Plan (except with respect to transfers of assets made in accordance with applicable law and regulations), neither the Company nor any other Subsidiary has withdrawn from any Plan or initiated steps to do so, and no steps have been taken to reorganize or terminate any Plan or Material Foreign Plan within the past six years.

         5.10. Accuracy of Information. No written information, exhibit or report furnished by the Company or any of its Subsidiaries to the Agents or to any Lender in connection with the negotiation of, or compliance

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


with, the Loan Documents, contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not misleading as of the date thereof.

         5.11. Regulation U. Margin Stock constitutes less than 25% of the assets of the Company and its Subsidiaries which are subject to any limitation on sale, pledge or other restriction hereunder.

         5.12. Material Agreements. Neither the Company nor any Subsidiary is a party to any agreement or instrument or subject to any charter or other corporate restriction which could reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (a) any agreement to which it is a party, which default might have a Material Adverse Effect or (b) any agreement or instrument evidencing or governing Material Liabilities.

         5.13. Compliance With Laws. The Company and its Subsidiaries have complied with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property if failure to comply could reasonably be expected to have a Material Adverse Effect.

         5.14. Plan Assets; Prohibited Transactions. The Company and its Subsidiaries have not engaged in any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code which could result in liability individually or in the aggregate in excess of $35,000,000; and neither the execution of this Agreement nor the making of Loans (assuming that the Lenders do not fund any of the Loans with any "plan assets" as defined under ERISA) hereunder give rise to a non-exempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code.

         5.15. Environmental Matters. Neither the Company nor any Subsidiary has received any notice to the effect that its operations are not in material compliance with any of the requirements of applicable Environmental Laws or are the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could reasonably be expected to have a Material Adverse Effect.

         5.16. Investment Company Act. No Borrower is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

         5.17. Public Utility Holding Company Act. No Borrower is a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         5.18. Foreign Subsidiary Borrowers. In addition to the other representations and warranties made by the Foreign Subsidiary Borrowers in this
Article V, each Foreign Subsidiary Borrower represents and warrants to the Lenders that:

         (a) Upon completion of the Merger, each Foreign Subsidiary Borrower will be a direct or indirect Wholly-Owned Subsidiary of the Company (excluding director qualifying shares);

         (b) Such Foreign Subsidiary Borrower is a company duly formed and validly existing and in good standing (or equivalent status) under the laws of the state or country of its organization and has the requisite power and authority to own its property and assets and to carry on its business substantially as now conducted except where the failure to have such requisite authority would not have a material adverse effect on such Foreign Subsidiary Borrower; provided, however, that this Section 5.18(b) shall not apply to Meritor Heavy Vehicle Systems Limited until the date that is 15 Business Days following the Effective Date; and

         (c) Each Foreign Subsidiary Borrower will have, upon becoming a party hereto, all right and authority to enter into the applicable Joinder Agreement, this Agreement and each other Loan Document to which it is a party, and to perform all of its obligations under this and each other Loan Document to which it is a party, and the performance by it of its obligations hereunder and thereunder have been duly authorized by proper corporate proceedings; all of the foregoing actions will have been taken prior to any request for Loans or Letters of Credit by such Borrower, duly authorized by all necessary action on the part of such Borrower, and when such Foreign Subsidiary Borrower becomes a party hereto, this Agreement and each other Loan Document to which it is a party will constitute valid and binding obligations of such Borrower enforceable in accordance with their respective terms except as such terms may be limited by the application of bankruptcy, moratorium, insolvency and similar laws affecting the rights of creditors generally.


                                   ARTICLE VI
                                    COVENANTS

         During the term of this Agreement, unless the Required Lenders (or all of the Lenders if required pursuant to Section 8.2) shall otherwise consent in writing (or the Agent shall, on behalf of such Lenders consent in writing):

         6.1. Financial Reporting. The Company will maintain, for itself and each Subsidiary, a system of accounting enabling it to provide consolidated financial statements for the Company and its Subsidiaries in accordance with Agreement Accounting Principles and furnish to the Lenders:

                 (i) within 120 days after the close of each of the Company's fiscal years, an unqualified audit report certified by independent public accountants, acceptable to the Lenders, prepared in accordance with Agreement Accounting Principles on a consolidated basis for itself and its Subsidiaries, including balance sheets as of the end of such period, related profit and loss and reconciliation of surplus statements and a statement of cash flows;

                 (ii) within 60 days after the close of the first three quarterly periods of each of the Company's fiscal years (including, for Arvin and Meritor, for their fiscal quarters ending June 30, 2000), for the Company and its Subsidiaries (or Arvin and its Subsidiaries and Meritor and its Subsidiaries, as applicable, for the quarter ending June 30, 2000), consolidated unaudited balance sheets as at the close of each such period and consolidated profit and loss and reconciliation of surplus statements and a statement of cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified by a Designated Financial Officer;

                 (iii) together with the financial statements required under Sections 6.1(i) and (ii), commencing with the financial statements delivered for the quarter ending September 30, 2000, a certificate signed by a Designated Financial Officer in the form of Exhibit C hereto, setting forth in reasonable detail calculations (which calculations shall be made in accordance with Agreement Accounting Principles) showing compliance with Sections 6.10 through 6.21, and stating that no Default or Unmatured Default exists or existed during the applicable period, or if any Default or Unmatured Default exists or existed, stating the nature and status thereof;


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
                 (iv) if requested by the Administrative Agent, within 180 days after the close of each fiscal year, financial information regarding the Company's Plans as the Administrative Agent may reasonably request, certified as prepared in accordance with generally accepted actuarial principles and practices by an actuary enrolled under ERISA, as well as financial information regarding any Material Foreign Plans, certified as prepared in accordance with locally accepted actuarial principles and practices by a locally qualified actuary;

                 (v) as soon as possible and in any event within ten days after the Company knows that any Reportable Event has occurred with respect to any Plan, a statement, signed by an Authorized Officer of the Company, describing said Reportable Event and the action which the Company proposes to take with respect thereto;

                 (vi) promptly upon the furnishing thereof to the shareholders of the Company, copies of all financial statements, reports and proxy statements so furnished;

                 (vii) promptly upon the filing thereof, copies of all registration statements, current reports and annual, quarterly, or other regular reports which the Company files with the Securities and Exchange Commission, including, without limitation, all reports on Form 10-K, 10-Q and 8-K; and

                 (viii) such other information (including non-financial information) as the Administrative Agent or any Lender may from time to time reasonably request.

         Notwithstanding anything to the contrary, the Company shall be deemed to have complied with the delivery requirements under clauses (i),
         (ii), (vi) and (vii) hereof by providing notification (which may be in electronic format) to the Lenders that the required documents are publicly available through the Company's web site or other publicly available electronic medium and providing the hyperlink or appropriate other locational information for obtaining such information.

         6.2. Use of Proceeds. The Company will, and will cause each Subsidiary to, use the proceeds of the Advances for (i) the repayment of the Existing Credit Agreements, (ii) payment of the cash portion of the Merger consideration and other fees and expenses in connection with the Merger and
(iii) the Company's general corporate purposes, including to finance the Borrowers' and their Subsidiaries' working capital needs and for commercial paper backstop; provided that:

                 (a) any Advances used to purchase or carry Margin Stock shall be in compliance with Regulation U;

                 (b) no portion of the proceeds of any Advance shall be used in contravention of any applicable law or regulation; and

                 (c) no portion of the proceeds of any Advance shall be used, directly, or indirectly, to provide funds for any Acquisition unless, at the time such funds are so used, the Board of Directors (or persons exercising similar functions) of the issuer of the securities to be acquired shall have either (x) approved such Acquisition and recommended it to shareholders of the securities to be acquired, or (y) neither approved nor disapproved such Acquisition nor made any recommendation to the shareholders of the securities to be acquired.

         6.3. Notice of Default. The Company and each Foreign Subsidiary Borrower will, and will cause each

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


other Subsidiary to, give notice (not later than five days after an Authorized Officer of the Company or such Foreign Subsidiary Borrower becomes aware of such occurrence) in writing to the Lenders of the occurrence of (a) any Default or Unmatured Default and (b) that any other development, financial or otherwise (including any litigation), which could reasonably be expected to have a Material Adverse Effect.

         6.4. Conduct of Business. The Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate existence of the Foreign Subsidiary Borrowers and each other Subsidiary in accordance with the respective organizational documents of each such Person and the rights (charter and statutory) and material franchises of the Company, each Foreign Subsidiary Borrower and each other Subsidiary; provided that (except as otherwise provided herein) the Company shall not be required to preserve any such right or franchise, or the existence of any Subsidiary (except for the Foreign Subsidiary Borrowers), if the discontinuance thereof could not reasonably be expected to have a Material Adverse Effect.

         6.5. Taxes. The Company will, and will cause each Subsidiary to, pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or property, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside in accordance with Agreement Accounting Principles.

         6.6. Insurance. The Company will, and will cause each Subsidiary to, maintain with insurance companies satisfactory to the Company insurance in such amounts and covering such risks as the Company's management deems consistent with sound business practice, and the Company will furnish to any Lender upon reasonable request full information as to the insurance carried.

         6.7. Compliance with Laws. The Company will, and will cause each Subsidiary to, comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject except those with which the failure to comply would not reasonably be expected to have a Material Adverse Effect.

         6.8. Maintenance of Properties. The Company will, and will cause each Subsidiary to, do all things reasonably necessary to maintain, preserve, protect and keep its material Property in good repair, working order and condition in all material respects (ordinary wear and tear excepted), and make all necessary and proper repairs, renewals and replacements material to its business so that its business carried on in connection therewith may be properly conducted at all times.

         6.9. Inspection. The Company will, and will cause each Subsidiary to, permit the Administrative Agent, the Syndication Agent and any or each Lender, by their respective representatives and agents, to inspect any of the Property, corporate books and financial records of the Company and each Subsidiary, to examine and make copies of the books of accounts and other financial records of the Company and each Subsidiary, and to discuss the affairs, finances and accounts of the Company and each Subsidiary with, and to be advised as to the same by, their respective officers at such reasonable times and intervals as the Administrative Agent, Syndication Agent or Lender, as the case may be, may designate.

         6.10. Priority Indebtedness. The Company will not, nor will it permit any Subsidiary to create, incur or suffer to exist any Priority Indebtedness unless, at the time of the creation, incurrence or assumption of such Priority Indebtedness and after giving effect thereto, the aggregate amount of all such Priority Indebtedness does not exceed an amount equal to 60% of the consolidated Net Worth of the Company and its Subsidiaries at such time.


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

         6.11. Merger. The Company will not, nor will it permit any Subsidiary to, merge or consolidate with or into any other Person, except that,

                 (a) any Subsidiary may merge or consolidate with the Company (provided that the Company shall be the surviving corporation) or with any one or more other Subsidiaries, provided, however, that in the case of any such merger or consolidation involving a Foreign Subsidiary Borrower, the surviving corporation assumes all of such Borrower's obligations under this Agreement and remains or becomes a Foreign Subsidiary Borrower; and

                 (b) the Company may merge or consolidate with any other entity provided that the Company shall be the surviving corporation and that after giving effect thereto no Default or Unmatured Default shall exist and be continuing.

         6.12. Sale of Assets. The Company will not, nor will it permit any Subsidiary to, lease, sell or otherwise dispose of its Property, to any other Person (other than the Company or a Wholly-Owned Subsidiary), except:

                 (i) any Subsidiary may sell, lease, transfer or otherwise dispose of any of its assets to the Company or another Subsidiary;

                 (ii) the Company or its Subsidiaries may transfer an interest in Receivables, Receivables Related Security, accounts or notes receivable on a limited recourse basis under the Receivables Purchase Documents, provided that such transfer qualifies as a legal sale and as a sale under Agreement Accounting Principles;

                 (iii) the Company and its Subsidiaries may sell, lease, transfer or otherwise dispose of inventory and equipment in the ordinary course of business;

                 (iv) during the 18-month period after Closing Date and in connection with the Company's integration of the Arvin and Meritor businesses, the Company and its Subsidiaries may sell, lease, transfer or otherwise dispose of plants and real estate, provided that the aggregate book value of all such plants and real estate so sold, leased, transferred or otherwise disposed does not exceed $100,000,000 and provided prior to the consummation of such transaction, notice of such sale, lease, transfer or other disposition shall have been provided by the Company to the Administrative Agent identifying such transaction as an integration transaction pursuant to the terms of this clause (iv);

                 (v) the Company may sell its interests in each of Roll Coater, Inc., an Indiana corporation, and AVM, Inc., a South Carolina corporation, in its entirety or in a series of one or more transactions; and

                 (vi) Other leases, sales, sales and leasebacks or other dispositions of its Property that, (a) are not for less than fair market value and (b) together with all other Property of the Company and its Subsidiaries previously leased, sold or disposed of (other than as provided in clauses (i) through (v) above) as permitted by this Section during the twelve-month period ending with the month prior to the month in which any such lease, sale or other disposition occurs, do not constitute a Substantial Portion of the Property of the Company and its Subsidiaries, excluding from such calculation sales, leases, sale leasebacks or other dispositions where the fair market value of the asset sold in such transaction (or a series of related transactions) does not exceed $500,000.


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

         6.13. Conduct of Business; Investments and Acquisitions. Neither the Company nor any of its Subsidiaries shall engage in any business other than the businesses engaged in by the Company or such Subsidiaries on the date hereof and any business or activities which are reasonably similar, related or incidental thereto or logical extensions thereof. The Company will not, nor will it permit any Subsidiary to make or suffer to exist any Investments (including, without limitation, loans and advances to, and other Investments in, Subsidiaries which are not Wholly-Owned Subsidiaries), or commitments therefor, or make any Acquisition of any Person, unless after giving effect to such Investment or Acquisition, on a pro forma basis (i) no Default or Unmatured Default shall have occurred and be continuing or would result therefrom and (ii) all of the representations and warranties contained herein shall be true and correct.

         6.14. Liens. The Company will not, nor will it permit any Subsidiary to, create, incur, or suffer to exist any Lien in, of or on the Property of the Company or any of its Subsidiaries, except:

                 (i) Liens for taxes, assessments or governmental charges or levies on its property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings, and provided that adequate reserves therefor are being maintained in accordance with Agreement Accounting Principles;

                 (ii) Liens imposed by law, such as carriers', warehousemen's and mechanics' liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than 60 days past due;

                 (iii) Liens arising out of pledges or deposits under worker's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;

                 (iv) utility easements, building restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of the Company or the Subsidiaries;

                 (v)    lessors' interests under Capitalized Leases;

                 (vi) Liens in favor of the Company or any Lien granted by any Subsidiary in favor of a Wholly-Owned Subsidiary;

                 (vii) Liens existing on such Property at the time of its acquisition (directly or indirectly) (other than any such Lien created in contemplation of such acquisition);

                 (viii) Liens on the Property of a Person that is merged with or into the Company or a Subsidiary or of a Person that becomes a Subsidiary after the Closing Date (in each case to the extent such merger, Acquisition or Investment is otherwise permitted by this Agreement), provided that (A) such Liens existed at the time such Person was so merged or became a Subsidiary and were not created in anticipation of any such transaction, (B) any such Lien does not by its terms cover any additional property or assets acquired after the time such Person was so merged or became a Subsidiary, and (C) any such Lien does not by its terms secure any Indebtedness other than Indebtedness existing immediately prior to the time such Person was so merged or became a Subsidiary;

                 (ix) Liens resulting from the deposit of funds or evidences of Indebtedness in trust for the purpose of defeasing Indebtedness of the Company or any Subsidiary;


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                 (x)    Bank setoff rights arising in the ordinary course of
         business;

                 (xi) Deposits or Liens to secure the performance (and not securing any Indebtedness) of statutory obligations, surety and appeal bonds, performance bonds and other obligations of like nature incurred in the ordinary course of business;

                 (xii) Judgment or other similar Liens arising in connection with legal proceedings so long as the execution or other enforcement thereof is effectively stayed and the claims secured thereby are being contested in good faith by appropriate proceedings and the Company or such Subsidiary, as the case may be, has established appropriate reserves against such claims in accordance with Agreement Accounting Principles;

                 (xiii) Liens arising under the Loan Documents, including
         Section 2.19.7, and Liens arising under the 364-Day Credit Agreement and the related loan documents;

                 (xiv) Liens on Receivables and Related Security arising in connection with connection with Permitted Receivables Transfers;

                 (xv) Any extension, renewal or replacement (or successive extension, renewal, or replacement) in whole or in part, of any Lien referred to in the foregoing clauses (i) through (xiv) inclusive; provided, however, that the principal amount of Indebtedness secured thereby shall not exceed the principal amount of Indebtedness so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to all or a part of the property which secured the Lien so extended, renewed or replaced (plus improvements on such property);

                 (xvi) other Liens, provided that the aggregate amount of the obligations secured thereby does not at any time exceed an amount which would cause a Default or Unmatured Default to occur or be continuing hereunder, including, without limitation, under Section 6.10.

In addition, neither the Company nor any of its Subsidiaries shall become a party to any agreement, note, indenture or other instrument, or take any other action, which would prohibit the creation of or require any equal and ratable sharing of a Lien on any of its properties or other assets in favor of the Agents, the Issuers, the Swing Line Bank and the Lenders, as collateral for the Obligations; provided, that any agreement, note, indenture or other instrument in connection with purchase money Indebtedness (including Capitalized Leases) may prohibit the creation of a Lien in favor thereof on the items of property obtained with the proceeds of such purchase money Indebtedness; provided, further, that the Receivables Purchase Documents may prohibit the creation of a Lien with respect to all of the assets of the SPV and with respect to the Receivables and Related Security of any of the Originators in favor thereof as collateral for the Obligations.

         6.15. Transactions with Affiliates and Joint Ventures. Except for Permitted Related Party Transactions and Permitted Strategic Transactions, the Company will not, and will not permit any Subsidiary to, enter into any transaction (including, without limitation, the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate or Joint Venture except in the ordinary course of business and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms (taken as a whole) not materially less favorable to the Company or the Company and its Subsidiaries (taken as a whole) than would occur in a comparable arms-length transaction.


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         6.16.   Contingent Obligations. The Company will not, nor will it
permit any Subsidiary to, make or suffer to exist any Contingent Obligation (including, without limitation, any Contingent Obligation with respect to the obligations of a Subsidiary) in respect of any Indebtedness except in connection with Indebtedness which if directly incurred by the Company or such Subsidiary, as applicable, would not result in a violation of Sections 6.10 or 6.20.

         6.17. Sale and Leaseback. The Company will not, nor will it permit any Subsidiary to, sell or transfer any property in order to concurrently or subsequently lease as lessee such or similar property if the aggregate book value of all such property sold and concurrently or subsequently leased back by the Company or a Subsidiary plus the book value of assets subject to Liens would exceed the amount permitted by Section 6.12(vi).

         6.18. Subordinated Indebtedness; Restricted Payments. The Company will not, and will not permit any of its Subsidiaries to (a) make any amendment or modification to the indenture, note or other agreement evidencing or governing any subordinated Indebtedness of the Company or its Subsidiaries, or
(b) directly or indirectly voluntarily prepay, defease or in substance defease, purchase, redeem, retire or otherwise acquire, any such subordinated Indebtedness or make any other Restricted Payments; provided, however, the Company may declare or make any Restricted Payment if no Default or Unmatured Default shall have occurred and be continuing at the date of declaration or payment thereof or would result therefrom.

         6.19. Additional Guarantees. The Company will not permit any of its Subsidiaries to become co-obligors or guarantors of any Indebtedness or Off-Balance Sheet Liabilities of the Company unless such Subsidiaries similarly become co-obligors or guarantors of the Indebtedness hereunder and under the 364-Day Credit Agreement.

         6.20. Debt Ratio. The Company shall not permit its Debt Ratio, calculated on a consolidated basis for the Company and its Subsidiaries, to exceed 3.25 to 1.0 on the last day of any fiscal quarter.

         6.21. Financial Contracts. The Company shall not and shall not permit any of its Subsidiaries to enter into any Financial Contracts other than Financial Contracts entered into by the Company or its Subsidiaries pursuant to which the Company or such Subsidiary has hedged its or its Subsidiaries' reasonably estimated interest rate, foreign currency or commodity exposure and which are of a non-speculative nature.



                                  ARTICLE VII
                                    DEFAULTS

         7.1. Defaults. The occurrence of any one or more of the following events shall constitute a Default:


         7.1.1. Any written representation or warranty made or deemed made by or on behalf of the Company or its Subsidiaries to the Lenders or the Agents in any Loan Document, in connection with any Loan or Facility Letter of Credit, or in any certificate or information delivered in writing in connection with any Loan Document shall be false in any material respect on the date as of which made.

         7.1.2. Nonpayment of principal of any Loan when due, or nonpayment of interest on any Loan within five days after the same becomes due, or nonpayment of fees or any other obligations under any of the Loan Documents within ten days after the same becomes due.

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


     7.1.3. The breach by any Borrower of any of the terms or provisions of Sections 6.1 through 6.3 or 6.10 through 6.21.

     7.1.4. The breach by any Borrower (other than a breach which constitutes a Default under Sections 7.1.1, 7.1.2, 7.1.3, 7.1.5 or 7.1.6) of any of the terms or provisions of this Agreement or any other Loan Document which is not remedied within 30 days after the earlier of (a) the date on which any Authorized Officer of the Company has actual knowledge thereof and (b) the receipt of written notice from any Agent or the Required Lenders.

     7.1.5. Failure of the Company, a Foreign Subsidiary Borrower or any other Subsidiary to pay (i) any Indebtedness under the 364-Day Credit Agreement or
(ii) any other Indebtedness (other than the Indebtedness hereunder), Priority Indebtedness or Off-Balance Sheet Liabilities with a principal amount individually or in the aggregate in excess of $35,000,000 when due (the Indebtedness, Priority Indebtedness and Off-Balance Sheet Liabilities in this clause (ii) being referred to as "MATERIAL LIABILITIES"), or the default by the Company, any Foreign Subsidiary Borrower or any other Subsidiary in the performance of any other term, provision or condition contained in the 364-Day Credit Agreement or any other agreement under which any such Material Liabilities was created or is governed, the effect of which is to cause, or to permit the holder or holders of such Indebtedness under the 364-Day Credit Agreement or such Material Liabilities to cause, such Indebtedness or Material Liabilities to become due prior to its stated maturity; or any such Indebtedness under the 364-Day Credit Agreement or such Material Liabilities shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment), prior to the stated maturity thereof.

     7.1.6. The Company, any of its Significant Subsidiaries or any Foreign Subsidiary Borrower shall (i) have an order for relief entered with respect to it under the United States bankruptcy laws as now or hereafter in effect or cause or allow any similar event to occur under any bankruptcy or similar law or laws for the relief of debtors as now or hereafter in effect in any other jurisdiction, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator, monitor or similar official for it or any substantial part of its Property, (iv) institute any proceeding seeking an order for relief under the United States bankruptcy laws as now or hereafter in effect or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or any of its Property or its debts under any law relating to bankruptcy, insolvency or reorganization or compromise of debt or relief of debtors as now or hereafter in effect in any jurisdiction including, without limitation, any organization, arrangement or compromise of debt under the laws of its jurisdiction of incorporation, or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) take any corporate action to authorize or effect any of the foregoing actions set forth in this Section 7.1.6 or (vi) fail to contest in good faith any appointment or proceeding described in Section 7.1.7.

     7.1.7. Without its application, approval or consent, a receiver, trustee, examiner, liquidator or similar official shall be appointed for the Company, any Significant Subsidiary or any Foreign Subsidiary Borrower or for any substantial part of its Property, or a proceeding described in Section 7.1.6(iv) shall be instituted against the Company, any Significant Subsidiary or any Foreign Subsidiary Borrower and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 60 consecutive days.

     7.1.8. Any court, government or governmental agency shall condemn, seize or otherwise appropriate, or take custody or control of all or any substantial portion of the Property of the Company, any Significant Subsidiary or any Foreign Subsidiary Borrower taken as a whole.

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

     7.1.9. The Company, any Foreign Subsidiary Borrower or any other Subsidiary shall fail within 30 days to pay, bond or otherwise discharge any judgment or order for the payment of money in excess of $10,000,000 or any judgments or orders for the payment of money, the total amount of which for the Company, any Foreign Subsidiary Borrower and/or any other Subsidiary exceeds $35,000,000, which are not stayed on appeal or otherwise being appropriately contested in good faith.

     7.1.10. The Company or any of its Subsidiaries shall be the subject of any proceeding or investigation pertaining to the release by the Company or any of its Subsidiaries, or any other Person of any toxic or hazardous waste or substance into the environment which could reasonably be expected to have a Material Adverse Effect.

     7.1.11. The Company Guaranty shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of the Company Guaranty or any guarantor of the Obligations shall fail to observe or comply with any of the terms or provisions of any guaranty to which it is a party, or any guarantor of the Obligations denies that it has any further liability under any guaranty to which it is a party, or gives notice to such effect.

     7.1.12. The occurrence of any Change in Control.


                                  ARTICLE VIII
                 ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES

     8.1. Acceleration. (a) If any Default described in Section 7.1.6 or 7.1.7 occurs, (i) the obligations of the Lenders to make Loans hereunder and the obligations of the Issuers to issue Facility Letters of Credit shall automatically terminate and the Obligations shall immediately become due and payable without presentment, demand, protest or notice of any kind, all of which the Borrowers hereby expressly waive and without any election or action on the part of any Agent or Lender and (ii) each Borrower will be and become thereby unconditionally obligated, without the need for demand or the necessity of any act or evidence, to deliver to the Administrative Agent, at its address specified pursuant to Article XIV, for deposit into the Letter of Credit Collateral Account, an amount (the "COLLATERAL SHORTFALL AMOUNT") equal to the excess, if any, of

     (A) 100% of the sum of the aggregate maximum amount remaining available to be drawn under the Facility Letters of Credit requested by such Borrower (assuming compliance with all conditions for drawing thereunder) issued by an Issuer and outstanding as of such time, over

     (B) the amount on deposit for such Borrower in the Letter of Credit Collateral Account at such time that is free and clear of all rights and claims of third parties (other than the Agents and the Lenders) and that has not been applied by the Lenders against the Obligations of such Borrower.

     (b) If any Default occurs and is continuing (other than a Default described in Section 7.1.6 or 7.1.7), (i) the Administrative Agent may with the consent of the Required Lenders, and shall upon the direction of the Required Lenders, terminate or suspend the obligations of the Lenders to make Loans and the obligation of the Issuers to issue Facility Letters of Credit hereunder, or declare the Obligations to be due and payable, or both, whereupon (if so declared) the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrowers hereby expressly waive and (ii) the Administrative Agent may with the consent of the Required Lenders, and shall upon the direction of the Required Lenders, upon notice delivered to the Borrowers with outstanding

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

Facility Letters of Credit and in addition to the continuing right to demand payment of all amounts payable under this Agreement, make demand on each such Borrower to deliver (and each such Borrower will, forthwith upon demand by the Required Lenders and without necessity of further act or evidence, be and become thereby unconditionally obligated to deliver), to the Administrative Agent, at its address specified pursuant to Article XIV, for deposit into the Letter of Credit Collateral Account an amount equal to the Collateral Shortfall Amount payable by such Borrower.

     (c) If at any time while any Default is continuing, the Administrative Agent determines that the Collateral Shortfall Amount at such time is greater than zero, the Administrative Agent may make demand on the Borrowers with outstanding Facility Letters of Credit to deliver (and each such Borrower will, forthwith upon demand by the Administrative Agent and without necessity of further act or evidence, be and become thereby unconditionally obligated to deliver), to the Administrative Agent as additional funds to be deposited and held in the Letter of Credit Collateral Account an amount equal to such Collateral Shortfall Amount payable by such Borrower at such time.

     (d) The Administrative Agent may at any time or from time to time after funds are deposited in the Letter of Credit Collateral Account, apply such funds to the payment of the Obligations of the relevant Borrowers and any other amounts as shall from time to time have become due and payable by the relevant Borrowers to the Lenders under the Loan Documents.

     (e) Neither the Borrowers nor any Person claiming on behalf of or through the Borrowers shall have any right to withdraw any of the funds held in the Letter of Credit Collateral Account. After all of the Obligations have been indefeasibly paid in full, any funds remaining in the Letter of Credit Collateral Account shall be returned by the Administrative Agent to the applicable Borrower(s) or paid to whoever may be legally entitled thereto at such time.

     (f) The Administrative Agent shall exercise reasonable care in the custody and preservation of any funds held in the Letter of Credit Collateral Account and shall be deemed to have exercised such care if such funds are accorded treatment substantially equivalent to that which the Administrative Agent accords its own property, it being understood that the Administrative Agent shall not have any responsibility for taking any necessary steps to preserve rights against any Persons with respect to any such funds.

     8.2. Amendments.

     8.2.1. Subject to the provisions of this Article VIII, the Required Lenders (or the Administrative Agent and the Syndication Agent with the consent in writing of the Required Lenders) and the Borrowers may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the Borrowers hereunder or waiving any Default hereunder; provided, however, that no such supplemental agreement shall, without the consent of each Lender affected thereby (which, with respect to clauses (b), (d) and (e) below shall be deemed to include all of the Lenders):

     (a) Extend the final maturity of any Loan or Reimbursement Obligation or forgive all or any portion of the principal amount thereof, or reduce the rate or extend the time of payment of interest or fees thereon.

     (b) Modify the percentage specified in the definition of Required Lenders.



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
     (c) Extend the Facility Termination Date, or reduce the amount or extend the payment date for, the mandatory payments required under Section 2.9, or increase the amount of the Multicurrency Commitment or Revolving Credit Commitment of any Lender hereunder, or permit any Borrower to assign its rights under this Agreement (other than in connection with a transaction involving a Foreign Subsidiary Borrower permitted pursuant to the terms of Section 6.11).

     (d) Amend this Section 8.2.1.

     (e) Release the Company or reduce any obligation of the Company in its capacity as the Guarantor of the Obligations of the Foreign Subsidiary Borrowers.

     8.2.2. In addition to amendments effected pursuant to the foregoing,
Schedule 3 may be amended as follows:

          (i) Schedule 3 will be amended to add Subsidiaries of the Company as additional Foreign Subsidiary Borrowers upon (A) execution and delivery by the Company, any such Foreign Subsidiary Borrower and the Administrative Agent and the Syndication Agent, of a Joinder Agreement providing for any such Subsidiary to become a Foreign Subsidiary Borrower, and (B) delivery to the Agents of (x) a Foreign Subsidiary Opinion in respect of such additional Foreign Subsidiary Borrower and (y) such other documents with respect thereto as the Administrative Agent and the Syndication Agent shall reasonably request.

          (ii) Schedule 3 will be amended to remove any Subsidiary as a Foreign Subsidiary Borrower upon (A) written notice by the Company to the Agents to such effect and (B) repayment in full of all outstanding Loans of such Foreign Subsidiary Borrower.

     8.2.3. With respect to any Schedules other than Schedule 3 (addressed in Section 8.2.2 above) or Schedule 5, at any time at the request of the Administrative Agent and at such additional times as the Company determines, the Company shall supplement each schedule or representation herein or in the other Loan Documents with respect to any matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in such schedule or as an exception to such representation or which is necessary to correct any information in such schedule or representation which has been rendered inaccurate thereby. Unless any such supplement to such schedule or representation discloses the existence or occurrence of events, facts or circumstances which are not prohibited by the terms of this Agreement or any other Loan Documents, such supplement to such schedule or representation shall not be deemed an amendment thereof unless expressly consented to in writing by the Administrative Agent, the Syndication Agent and the Required Lenders, and no such amendments, except as the same may be consented to in a writing which expressly includes a waiver, shall be or be deemed a waiver by the Agents or any Lender of any Default disclosed therein. Any items disclosed in any such supplemental disclosures shall be included in the calculation of any limits, baskets or similar restrictions contained in this Agreement or any of the other Loan Documents.

     8.2.4. No amendment of any provision of this Agreement relating to any Agent shall be effective without the written consent of such Agent. No amendment of this Agreement relating to the Swing Line Bank shall be effective without the written consent of the Swing Line Bank. No amendment of this Agreement relating to any Issuer shall be effective without the written consent of such Issuer. No amendment of any provision of this Agreement which subjects any Appointed Lender to any additional obligation hereunder or otherwise affects its rights hereunder as described in Section 12.5 shall be effective without the written consent of such Appointed Lender or its Appointing Lender. The Administrative Agent may waive payment of the fee required under Section 13.3.2 without obtaining the consent of any other party to this Agreement.


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
     8.3. Preservation of Rights. No delay or omission of the Lenders or an Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Loan notwithstanding the existence of a Default or the inability of the Borrowers to satisfy the conditions precedent to such Loan shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 8.2, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Agents and the Lenders until the Obligations have been paid in full.

                                   ARTICLE IX
                                    GUARANTY

     9.1. Guaranty. (a) The Company hereby unconditionally and irrevocably guarantees to the Agents and the Lenders and their respective successors, endorsees, transferees and assigns, the prompt and complete payment and performance by the Foreign Subsidiary Borrowers when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

     (b) Without limiting the provisions of Section10.7, the Company further agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by any Agent or Lender in enforcing any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Company under this Section. This Section shall remain in full force and effect until the Obligations are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto the Borrowers may be free from any Obligations.

     (c) No payment or payments made by any Borrower or any other Person or received or collected by any Agent or Lender from any Borrower or any other Person by virtue of any action or proceeding or any setoff or appropriation or application, at any time or from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Company hereunder which shall, notwithstanding any such payment or payments, remain liable hereunder for the Obligations until the Obligations are paid in full and the Commitments are terminated.

     9.2. No Subrogation. Notwithstanding any payment or payments made by the Company hereunder, or any setoff or application of funds of the Company by any Agent or Lender, the Company shall not be entitled to be subrogated to any of the rights of any Agent or Lender against the Borrowers or against any collateral security or guarantee or right of offset held by any Agent or Lender for the payment of the Obligations, nor shall the Company seek or be entitled to seek any contribution or reimbursement from the Borrowers in respect of payments made by the Company hereunder, until all amounts owing to the Agents and the Lenders by the Borrowers on account of the Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to the Company on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Company in trust for the Agents and the Lenders, segregated from other funds of the Company, and shall, forthwith upon receipt by the Company, be turned over to the Administrative Agent in the exact form received by the Company (duly endorsed by the Company to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as Administrative Agent may determine.


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The provisions of this paragraph shall survive the termination of this Agreement and the payment in full of the Obligations and the termination of the Commitments.

     9.3. Amendments, etc. with respect to the Obligations; Waiver of Rights. The Company shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Company, and without notice to or further assent by the Company, any demand for payment of any of the Obligations made by any Agent or Lender may be rescinded by such Agent or such Lender, and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Agent or Lender, and any Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, in accordance with the provisions thereof as any Agent (or the Required Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any Agent or Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. No Agent or Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Agreement or any property subject thereto. When making any demand hereunder against the Company, any Agent or Lender may, but shall be under no obligation to, make a similar demand on the Borrowers or any other guarantor, and any failure by any Agent or Lender to make any such demand or to collect any payments from the Borrowers or any such other guarantor or any release of the Borrowers or such other guarantor shall not relieve the Company of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of any Agent or Lender against the Company. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

     9.4. Guarantee Absolute and Unconditional. The Company waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by any Agent or Lender upon this Agreement or acceptance of this Agreement; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Agreement; and all dealings between the Borrowers and the Company, on the one hand, and the Agents and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Agreement. The Company waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrowers and the Company with respect to the Obligations. This
Article IX shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of this Agreement, any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Agent or Lender, (b) any defense, setoff or counterclaim (other than a defense of payment or performance by the Borrowers) which may at any time be available to or be asserted by the Borrowers against any Agent or Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrowers or the Company) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrowers for the Obligations, or of the Company under this Section 9.4, in bankruptcy or in any other instance (other than a defense of payment or performance by the Borrowers). When pursuing its rights and remedies hereunder against the Company, any Agent and any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrowers or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by any Agent or Lender to pursue such other rights or remedies or to collect any payments from the Borrowers or any such other Person or to realize upon any such


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

collateral security or guarantee or to exercise any such right of offset, or any release of the Borrowers or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve the Company of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Agent or Lender against the Company. This Article IX shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Company and its successors and assigns, and shall inure to the benefit of the Agents and the Lenders, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of the Company under this Agreement shall have been satisfied by payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of this Agreement the Borrowers may be free from any Obligations.

     9.5. Reinstatement. This Article IX shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by any Agent or Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.

     9.6. Payments. The Company hereby agrees that all payments required to be made by it hereunder will be made to the Administrative Agent without setoff or counterclaim in accordance with the terms of the Obligations, including, without limitation, in the currency in which payment is due.

                                   ARTICLE X
                               GENERAL PROVISIONS

     10.1. Survival of Representations. All representations and warranties of the Borrowers contained in this Agreement shall survive delivery of the Loan Documents and the making of the Loans herein contemplated.

     10.2. Governmental Regulation. Anything contained in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to a Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

     10.3. Taxes. Any taxes (excluding income taxes and franchise taxes (imposed in lieu of income taxes) imposed on the Administrative Agent or any Lender as a result of a present or former connection between the Administrative Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document)) or other similar assessments or charges made by any governmental or revenue authority in respect of the Loan Documents shall be paid by the Company, together with interest and penalties, if any.

     10.4. Headings. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

     10.5. Entire Agreement. The Loan Documents embody the entire agreement and understanding among the Borrowers, the Agents and the Lenders and supersede all prior agreements and understandings among the Borrower, the Agents and the Lenders relating to the subject matter thereof other than any fee letters among any Borrowers and any of the Agents and any other agreements of any of the Borrowers with any Agent which survive the execution of the Loan Documents.

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

     10.6. Several Obligations; Benefits of this Agreement. The respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which an Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

     10.7. Expenses; Indemnification. The Company shall reimburse each Agent and the Joint Book Managers for any reasonable costs and out-of-pocket expenses (including reasonable fees and time charges of attorneys for such Agent or Joint Book Manager, which attorneys may be employees of such Agent) paid or incurred by such Agent in connection with the syndication or the commitments and the preparation, negotiation, execution, delivery, review, amendment, modification and administration of the Loan Documents, except as otherwise agreed in writing from time to time; provided, however, that for the period up to and including the Closing Date, with respect to matters of U.S. law, the aforementioned reasonable fees and time charges of attorneys shall be limited to those incurred by Sidley & Austin. The Company also agrees to reimburse the Agents and the Lenders for any costs, and out-of-pocket expenses (including fees and time charges of attorneys for the Agents and the Lenders, which attorneys may be employees of the Agents or the Lenders) paid or incurred by any Agent or Lender in connection with the collection and enforcement of the Loan Documents subject to the limitations set forth below. The Company further agrees to indemnify each Joint Book Manager, Agent and Lender, and their respective directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not any Agent or Lender is a party thereto) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Loan subject to the limitations set forth below, provided that the Company shall have no obligation to indemnify any person in respect of any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings except as (and to the extent) provided in Section 3.6 and
Section 10.3 hereof. The Company shall have no obligation to indemnify any Joint Book Manager, Agent or Lender (or their respective directors, officers and employees) to the extent that any losses, claims, damages, penalties, judgments, liabilities and expenses are determined by a court of competent jurisdiction in a final, non-appealable order to have resulted from the gross negligence or willful misconduct of, or violation of applicable laws or any of the Loan Documents by, any such Person. The obligations of the Company under this Section shall survive the termination of this Agreement.

     10.8. Numbers of Documents. All statements, notices, closing documents, and requests hereunder shall be furnished to the appropriate Agent with sufficient counterparts so that the Administrative Agent may furnish one to each of the Lenders if it so deems appropriate.

     10.9. Accounting. Except as provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with Agreement Accounting Principles.

     10.10. Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

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

     10.11. Nonliability of Lenders. The relationship between the Borrowers and the Lenders and the Agents shall be solely that of borrower and lender. No Agent or Lender shall have any fiduciary responsibilities to any Borrower. No Agent or Lender undertakes any responsibility to any Borrower to review or inform any Borrower of any matter in connection with any phase of such Borrower's business or operations. Each Borrower agrees that no Agent or Lender shall have liability to any Borrower (whether sounding in tort, contract or otherwise) for losses suffered by any Borrower in connection with, arising out of, or in any way related to, the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless it is determined by a court of competent jurisdiction in a final and non-appealable order that such losses resulted from the gross negligence or willful misconduct of, or violation of applicable laws or any of the Loan Documents by, the party from which recovery is sought. No Agent or Lender shall have any liability with respect to, and each Borrower hereby waives, releases and agrees not to sue for, any special, indirect or consequential damages suffered by the Borrowers in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby.

     10.12. Confidentiality. (a) Each of the Company and the Foreign Subsidiary Borrowers authorizes the Agents, the Joint Book Managers and each Lender, as any Agent, Joint Book Manager or Lender may elect in their sole discretion, to discuss with and furnish to the Lenders or to any other Person having an interest in the Obligations (whether as a guarantor, pledgor of collateral, participant, Transferee, potential Transferee or otherwise) all financial statements, audit reports and other information pertaining to the Company and its Subsidiaries whether such information was provided by the Company or prepared or obtained by any Agent, any Joint Book Manager or any Lender, subject to the provisions of this Section 10.13.

     (b) Any Lender may disclose to any one of its affiliates or (with the prior consent of the Company, which consent shall not be unreasonably withheld or delayed and shall be deemed to have been given if, within two days of receipt by the Company of any oral or written request for consent, such consent shall not have been expressly refused) any other Person whom it is proposing to enter, or has entered into, any kind of transfer, participation, assignment or other agreement regarding a transfer of interests in connection with this Agreement,
(i) copies of any Loan Documents and (ii) any information which such Lender has acquired under or in connection with the Loan Documents, provided that such affiliate or Person shall first have agreed in writing (x) to be bound by the provisions of this Section 10.13(b), (y) to use such information only for purposes of analyzing and reviewing its acquisition or potential acquisition of any interest in connection with this Agreement and (z) to recognize and acknowledge the rights of the Company as a third-party beneficiary of the agreement embodied in such writing. Subject to the terms of the preceding sentence, each Lender shall keep confidential from any third party (including without limitation any affiliate of such Lender not having an interest in the purchase or transfer of any interest in connection with this Agreement) any data or information received by it from the Company or any of the other Borrowers in connection with this Agreement which is designated in writing as confidential by the Company or such other Borrowers, except (1) any such data or information as is or becomes publicly available or generally known otherwise than as a result of a breach by such Lender of the terms of this sentence, (2) as is required by law or regulation or by a court of competent jurisdiction, whether pursuant to any procedure for discovering documents or otherwise, (3) as required or requested by any governmental or banking agency or regulatory authority of competent jurisdiction, (4) to its auditors, attorneys or other professional advisors or (5) as may be necessary to protect the interests of any of the Lenders, Joint Book Managers or the Agents or any of them under the Loan Documents in connection with any enforcement proceeding under the Loan Documents. Notwithstanding the foregoing, nothing herein shall prohibit the exchange of information between a Lender and a Lender's affiliate or Lending Installation to the extent necessary for the administration of the interests of such parties hereunder.

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

     (c) None of the Agents or Joint Book Managers or any of their respective employees, officers, directors or agents makes any representation or warranty regarding any audit reports or other analyses of the Company's and its Subsidiaries' condition which any Agent or Joint Book Manager may elect to distribute, whether such information was provided by the Company or prepared or obtained by the one or more of the Agents or Joint Book Managers, nor shall any of the Agents, Joint Book Managers or any of their respective employees, officers, directors or agents be liable to any Person or entity receiving a copy of such reports or analyses for any inaccuracy or omission contained in or relating thereto.

     10.13. Nonreliance. Each Lender hereby represents that it is not relying on or looking to any Margin Stock for the repayment of the Loans provided for herein.

                                   ARTICLE XI
                                   THE AGENTS

     11.1. Appointment; Nature of Relationship. Bank One is hereby appointed by the Lenders as the Administrative Agent hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Administrative Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and in the other Loan Documents. Chase is hereby appointed by the Lenders as the Syndication Agent hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Syndication Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and any other Loan Documents. Bank of America, N.A. and Citicorp USA, Inc. are each hereby appointed by the Lenders as a Documentation Agent hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes each Documentation Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and any other Loan Documents. Each Agent agrees to act as such contractual representative upon the express conditions contained in this Article XI. Notwithstanding the use of the defined terms "Administrative Agent," "Syndication Agent", "Documentation Agent" and "Agents", it is expressly understood and agreed that no Agent shall have any fiduciary responsibilities to any Lender, Issuer or the Swing Line Bank by reason of this Agreement or any other Loan Document and that each Agent is merely acting as the representative of the Lenders, the Issuers and the Swing Line Bank with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In its capacity as the Lenders' contractual representative, each Agent (i) does not hereby assume any fiduciary duties to any of the Lenders, the Issuers or the Swing Line Bank, (ii) is a "representative" of the Lenders, the Issuers and the Swing Line Bank within the meaning of Section 9-105 of the Uniform Commercial Code and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. Each of the Lenders, the Issuers and the Swing Line Bank hereby agrees to assert no claim against any Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender and Issuer and the Swing Line Bank hereby waives.

     11.2. Powers. Each Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to such Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. No Agent shall have any implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by such Agent.

     11.3. General Immunity. No Agent nor any of their respective directors, officers, agents or employees shall be liable to the Borrowers, the Lenders or any Lender for (a) any action taken or omitted to be taken


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by it or them hereunder or under any other Loan Document or in connection herewith or therewith except for its or their own gross negligence or willful misconduct; or (b) any determination by any Agent that compliance with any law or any governmental or quasi-governmental rule, regulation, order, policy, guideline or directive (whether or not having the force of law) requires the Advances and Commitments hereunder to be classified as being part of a "highly leveraged transaction".

     11.4. No Responsibility for Loans, Recitals, etc. No Agent nor any of their directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (i) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender; (iii) the satisfaction of any condition specified in Article IV, other than conditions which are satisfied by such Agent's taking possession of any documents as required by Article IV; (iv) the validity, enforceability, effectiveness, sufficiency or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith; or (v) the value, sufficiency, creation, perfection or priority of any interest in any collateral security. No Agent shall have any duty to disclose to the Lenders information that is not required to be furnished by the Borrowers to such Agent at such time, but is voluntarily furnished by the Borrowers to such Agent (either in its capacity as an Agent or in its individual capacity).

     11.5. Action on Instructions of Lenders. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders or all Lenders if required under Section 8.2.1), and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all holders of the Obligations. The Lenders hereby acknowledge that no Agent shall be under any duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Loan Document unless it shall be requested in writing to do so by the Required Lenders. Each Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

     11.6. Employment of Agents and Counsel. Each Agent may execute any of its duties as an Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Each Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder and under any other Loan Document.

     11.7. Reliance on Documents; Counsel. Each Agent shall be entitled to rely upon any promissory note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by such Agent, which counsel may be employees of such Agent.

     11.8. Agents' Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify (to the extent not reimbursed by a Borrower and without limiting the obligation of any Borrower to do so) each Agent ratably in proportion to their respective Commitments (or, if the Commitments have been terminated, in proportion to their Commitments immediately prior to such termination) (i) for any amounts not reimbursed by the Company for which such Agent is entitled to reimbursement by the Company or the


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other Borrowers under the Loan Documents, (ii) for any other expenses incurred by such Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents and
(iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of such Agent. The obligations of the Lenders under this Section 11.8 shall survive payment of the Obligations and termination of this Agreement.

     11.9. Notice of Default. No Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Unmatured Default hereunder unless such Agent has received written notice from a Lender or a Borrower referring to this Agreement describing such Default or Unmatured Default and stating that such notice is a "notice of default". In the event that any Agent receives such a notice, such Agent shall give prompt notice thereof to the Lenders.

     11.10. Rights as a Lender. In the event any Agent is a Lender, such Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as though it were not an Agent, and the term "Lender" or "Lenders" shall, at any time when such Agent is a Lender, unless the context otherwise indicates, include such Agent in its individual capacity. Any Agent may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, the Company or any of its Subsidiaries in which the Company or such Subsidiary is not restricted hereby from engaging with any other Person.

     11.11. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon any Agent, Joint Book Manager or any other Lender and based on the financial statements prepared by the Borrowers and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

     11.12. Successor Agents. Any Agent may resign at any time by giving written notice thereof to the Lenders and the Company, such resignation to be effective upon the appointment of such a successor Agent or, if no such successor Agent has been appointed, forty-five days after the retiring Agent gives notice of its intention to resign. The Administrative Agent shall so resign if at any time it ceases to be a Lender, Multicurrency Lender, Swing Line Bank or Issuer. Any Agent may be removed at any time with or without cause by written notice received by such Agent from the Required Lenders, such removal to be effective on the date specified by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint, on behalf of the Borrowers and the Lenders, a successor Agent to such Agent. If no such successor Agent shall have been so appointed by the Required Lenders within thirty days after such resigning Agent's giving notice of its intention to resign, then such resigning Agent may appoint, on behalf of the Company and the Lenders, a successor Agent for itself. If any Agent has resigned or been removed and no successor Agent has been appointed, the Lenders may perform all the duties of such Agent hereunder and the Company shall make all payments in respect of the Obligations to the applicable Lender and for all other purposes shall deal directly with the Lenders. No successor Agent shall be deemed to be appointed hereunder until such successor Agent has accepted the appointment. Any such successor Agent


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shall be a commercial bank having capital and retained earnings of at least
$50,000,000. Upon the acceptance of any appointment as an Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Agent. Upon the effectiveness of the resignation or removal of any Agent, the resigning or removed Agent shall be discharged from its duties and obligations hereunder and under the Loan Documents. After the effectiveness of the resignation or removal of an Agent, the provisions of this Article XI shall continue in effect for the benefit of such Agent in respect of any actions taken or omitted to be taken by it while it was acting as an Agent hereunder and under the other Loan Documents.

     11.13. No Duties Imposed Upon Syndication Agent, Documentation Agent or Arranger. Except as otherwise expressly provided in this Agreement, none of the Persons identified on the cover page to this Agreement, the signature pages to this Agreement or otherwise in this Agreement as a "Syndication Agent" or "Documentation Agent" or "Joint Book Manager" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than if such Person is a Lender, those applicable to all Lenders as such. Without limiting the foregoing, none of the Persons identified on the cover page to this Agreement, the signature pages to this Agreement or otherwise in this Agreement as a "Syndication Agent" or "Documentation Agent" or "Joint Book Manager" shall have or be deemed to have any fiduciary duty to or fiduciary relationship with any Lender. In addition to the agreement set forth in Section 11.11, each of the Lenders acknowledges that it has not relied, and will not rely, on any of the Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                  ARTICLE XII
              SETOFF; ADJUSTMENTS AMONG LENDERS; APPOINTED LENDERS

     12.1. Setoff. In addition to, and without limitation of, any rights of the Lenders under applicable law, if any Default described in Sections 7.1.2, 7.1.6 or 7.1.7 occurs or the Loans are accelerated pursuant to Section 8.1, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by any Lender to or for the credit or account of any Borrower may be offset and applied toward the payment of the Obligations owing to such Lender by such Borrower.

     12.2. Ratable Payments. If any Lender, whether by setoff or otherwise, has a payment made to it upon its Loans to a Borrower (other than payments received pursuant to Section 3.1, 3.2, 3.4, 3.6 or 10.7) in a greater proportion than that received by any other Lender from such Borrower or its Loans, such Lender agrees, promptly upon demand, to purchase a portion of the Loans to such Borrower held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of Loans to such Borrower. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to their Loans. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

     12.3. Application of Payments. Subject to the provisions of Section 2.20, the Administrative Agent shall, unless otherwise specified at the direction of the Required Lenders which direction shall be consistent with the last sentence of this Section 12.3, apply all payments and prepayments received after the occurrence and during the continuance of a Default in respect of any Obligations in the following order:



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          (i) first, to pay interest on and then principal of any portion of the
     Loans which an Agent may have advanced on behalf of any Lender for which such Agent has not then been reimbursed by such Lender or the applicable Borrower;

          (ii) second, to pay Obligations in respect of any fees, expenses, reimbursements or indemnities then due to the Agents;

          (iii) third, to pay Obligations in respect of any fees, expenses, reimbursements or indemnities then due to the Lenders and the Issuer(s) of the Facility Letters of Credit;

          (iv) fourth, to pay interest due in respect of Swing Line Loans;


          (v) fifth, to pay interest due in respect of Loans (other than Swing Line Loans ) and Facility Letter of Credit Obligations;

          (vi) sixth, to the ratable payment or prepayment of principal outstanding on Swing Line Loans;

          (vii) seventh, to the ratable payment or prepayment of principal outstanding on Loans (other than Swing Line Loans) and Facility Letter of Credit Obligations;

          (viii) eighth, to provide required cash collateral, if required pursuant to Section 8.1;

          (ix) ninth, to the ratable payment of all other Obligations; and

          (x) tenth, to the Company.

Unless otherwise designated (which designation shall only be applicable prior to the occurrence of a Default) by the Company, all principal payments in respect of Loans (other than Swing Line Loans) shall be applied first, to repay outstanding Floating Rate Loans, and then to repay outstanding Fixed Rate Loans with those Fixed Rate Loans which have earlier expiring Interest Periods being repaid prior to those which have later expiring Interest Periods. The order of priority set forth in this Section 12.3 and the related provisions of this Agreement are set forth solely to determine the rights and priorities of the Agents, the Lenders, the Swing Line Bank and the Issuer(s) as among themselves. The order of priority set forth in clauses (iii) through (ix) of this Section
12.3 may at any time and from time to time be changed by all of the Lenders without necessity of notice to or consent of or approval by any of the Borrowers, or any other Person; provided, that the order of priority of payments in respect of Swing Line Loans may be changed only with the prior written consent of the Swing Line Bank, the order of priority of payments in respect of Facility Letter of Credit Obligations may be changed only with the prior written consent of the applicable Issuers, and the order of priority of payments in respect of Multicurrency Loans may be changed only with the prior written consent of the Designated Multicurrency Lenders with respect to such Multicurrency Loans. The order of priority set forth in clauses (i) and (ii) of this Section 12.3 may be changed only with the prior written consent of the Agents.

     12.4. Loan Conversion/Participations. (a)(i) Immediately upon any Conversion Event, to the extent not otherwise prohibited by a Requirement of Law or otherwise, all applicable Loans outstanding in any currency other than U.S. Dollars ("LOANS TO BE CONVERTED") shall be converted into U.S. Dollars (calculated on the basis of the relevant Exchange Rates as of the Business Day immediately preceding the date on which the Conversion Event has occurred) ("CONVERTED LOANS") and (ii) immediately upon the Conversion Event (with respect to Loans described in the foregoing clause (i)) (A) each Lender severally, unconditionally and irrevocably agrees that it shall purchase and assume in U.S. Dollars an undivided


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percentage interest in such Converted Loans in an amount equal to its Conversion
Sharing Percentage of the outstanding principal amount of the Converted Loans and (B) to the extent necessary to cause the Committed Outstandings Percentage of each Lender to equal its Revolving Credit Commitment Percentage (calculated immediately prior to the termination or expiration of the Revolving Credit Loans), each Lender severally, unconditionally and irrevocably agrees that it shall sell and assign or purchase and assume an undivided percentage interest in Revolving Credit Loans then outstanding. Each Lender purchasing an interest pursuant to this Section will immediately transfer to the Administrative Agent in immediately available funds, the amounts of its purchased interest, and the proceeds of such interest shall be distributed by the Administrative Agent to each Lender from which an interest is being purchased in the amount(s) provided for in the preceding sentence. All Converted Loans shall bear interest at the rate which would otherwise be applicable to Floating Rate Loans.

     (b) If, for any reason, the Loans to be Converted may not be converted into U.S. Dollars in the manner contemplated by paragraph (a) of this Section 12.4,
(i) effective immediately upon such Conversion Event, each Lender severally, unconditionally and irrevocably agrees that it shall purchase and assume an undivided percentage interest in such Loans to be Converted, in an amount equal to its Conversion Sharing Percentage of such Loans to be Converted, and (ii) each Lender shall sell and assign or purchase and assume undivided percentage interests as provided in clause (a)(ii)(B) of this Section 12.4. Each Lender purchasing an interest pursuant to this Section will immediately transfer to the Administrative Agent in immediately available funds, the amounts of its purchased interest, and the proceeds of such interest shall be distributed by the Administrative Agent to each Lender from which an interest is being purchased in the amount(s) provided for in the preceding sentence.

     (c) To the extent any Non-Excluded Taxes are required to be withheld from any amounts payable by a Lender to another Lender in connection with its interest in any Converted Loan, each Borrower, with respect to the relevant Loans made to it, shall be required to pay increased amounts to the Lender receiving such payments to the same extent they would be required under Section
3.6 if such Borrower were making payments directly to such Lender; provided, that each Lender shall use reasonable efforts to avoid or to minimize any amounts which might otherwise be payable pursuant to Section 3.6, in accordance with Section 3.6.4. In addition, to the extent such conversion shall occur other than at the end of an Interest Period, the applicable Borrower shall pay to the applicable Designated Multicurrency Lenders, all losses and breakage costs related thereto in accordance with Section 3.4.

     (d) At any time after the actions contemplated by clause (a) or (b) of this
Section 12.4 have been taken, upon the notice of any Lender to the Borrowers the following shall occur: (i) the Company (through the Guaranty contained in Article IX) shall automatically be deemed to have assumed the Converted Loans in which such Lender holds an interest, and (ii) such Loans shall be assigned by the relevant Lender holding such Loans or obligations to the Lender who gave the notice requesting such assumption by the Company.

     12.5. Appointed Lenders. (a) Subject to the terms and conditions set forth in this Section 12.5(a), any Lender may from time to time elect to designate an Eligible Appointee to provide all or any part of the Loans to be made by such Lender pursuant to this Agreement; provided the designation of an Eligible Appointee by any Lender for purposes of this Section 12.5(a) shall be subject to the approval of the Administrative Agent. Upon the execution by the parties to each such designation of an agreement in the form of Exhibit J hereto (an "APPOINTMENT AGREEMENT") and the acceptance thereof by the Administrative Agent, the Eligible Appointee shall become an Appointed Lender for purposes of this Agreement. The Appointing Lender shall thereafter have the right to permit the Appointed Lender to provide all or a portion of the Loans to be made by the Appointing Lender pursuant to the terms of this Agreement and the making


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

of such Loans or portion thereof shall satisfy the obligation of the Appointing Lender to the same extent, and as if, such Loan was made by the Appointing Lender. As to any Loan made by it, each Appointing Lender shall have all the rights a Lender making such Loan would have under this Agreement and otherwise; provided, (x) that all voting rights under this Agreement shall be exercised solely by the Appointing Lender and (y) each Appointing Lender shall remain solely responsible to the other parties hereto for its obligations under this Agreement, including the obligations of a Lender in respect of Loans made by its Appointed Lender. No additional promissory notes shall be required with regard to Loans made by an Appointed Lender; provided, however, to the extent any Appointed Lender shall advance funds, the Appointing Lender shall be deemed to hold any promissory notes in its possession as an agent for such Appointed Lender to the extent of the Loan funded by such Appointed Lender. Such Appointing Lender shall act as administrative agent for its Appointed Lender and give and receive notices and communications hereunder. Any payments for the account of any Appointed Lender shall be paid to its Appointing Lender as administrative agent for such Appointed Lender and no Borrower or Agent shall be responsible for any Appointing Lender's application of any such payments. In addition, any Appointed Lender may (i) with notice to, but without the consent of the Company or the Administrative Agent, assign all or portions of its interests in any Loans to its Appointing Lender or to any financial institution consented to by the Company and the Administrative Agent providing liquidity and/or credit facilities to or for the account of such Appointed Lender and (ii) subject to advising any such Person that such information is to be treated as confidential in accordance with such Person's customary practices for dealing with confidential, non-public information, disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any guarantee, surety, credit or liquidity enhancement to such Appointed Lender.

     (b) Each party to this Agreement hereby agrees that it shall not institute against, or join any other person in instituting against any Appointed Lender any bankruptcy, reorganization, arrangements, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law for one year and a day after the payment in full of all outstanding senior indebtedness of any Appointed Lender; provided that the Appointing Lender for each Appointed Lender hereby agrees to indemnify, save and hold harmless each other party hereto for any loss, cost, damage and expense arising out of their inability to institute any such proceeding against such Appointed Lender. This
Section 12.5 shall survive the termination of this Agreement.

                                  ARTICLE XIII
                BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

     13.1. Successors and Assigns. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrowers and the Lenders and their respective successors and assigns, except that (i) the Borrowers shall not have the right to assign their rights or obligations under the Loan Documents (other than in connection with a transaction involving a Foreign Subsidiary Borrower permitted pursuant to the terms of Section 6.11) and
(ii) any assignment by any Lender must be made in compliance with Section 13.3. Notwithstanding clause (ii) of this Section, any Lender may at any time, without the consent of the Borrowers or any Agent, assign all or any portion of its rights under this Agreement, the Loan Documents to a Federal Reserve Bank; provided, however, that no such assignment to a Federal Reserve Bank shall release the transferor Lender from its obligations hereunder. The Administrative Agent may treat the payee of any Loan Document as the owner thereof for all purposes hereof unless and until such payee complies with Section 13.3 in the case of an assignment thereof or, in the case of any other transfer, a written notice of the transfer is filed with the Administrative Agent. Any assignee or transferee of any of the Loans or a promissory note agrees by acceptance thereof to be bound by all the terms and


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

provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of any of the Loans or a holder of any promissory note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Loans or of any promissory note or notes issued in exchange therefor.

     13.2. Participations.

     13.2.1. Permitted Participants; Effect. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("PARTICIPANTS") participating interests in any Loan owing to such Lender, any promissory note held by such Lender, any Commitment of such Lender or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any such Loan or promissory note for all purposes under the Loan Documents, all amounts payable by the Borrowers under this Agreement shall be determined as if such Lender had not sold such participating interests (including without limitation payments with respect to Non-Excluded Taxes), and the Borrowers and the Agents shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

     13.2.2. Voting Rights. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Loan or Commitment in which such Participant has an interest which would require the consent of all Lenders under Section 8.2.1.

     13.2.3. Benefit of Setoff; Increased Costs and Yield Protection. The Borrowers agrees that each Participant shall be deemed to have the right of setoff provided in Section 12.1, the right to yield protection provided in
Section 3.1 and right to funding indemnification provided in Section 3.4 in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of setoff provided in Section 12.1, the right to yield protection provided in Section 3.1 and right to funding indemnification provided in Section 3.4 with respect to the amount of participating interests sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 12.1 or by recovering amounts to which it is entitled pursuant to Section 3.1 or 3.4, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section
12.2 as if each Participant were a Lender.

     13.3. Assignments.

     13.3.1. Permitted Assignments. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time assign to one or more banks, finance companies, insurance companies or other financial institutions or funds that are engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business or, after the occurrence of any Default, any other entity ("PURCHASERS") all or any part of its rights and obligations under the Loan Documents. Such assignment shall be substantially in the form of Exhibit H hereto (an "ASSIGNMENT") or in such other form as may be agreed to by the parties thereto. The consent of the Company, the Administrative Agent, and the Syndication Agent with respect thereto shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender, an Affiliate thereof (which Affiliate is a bank, finance


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

company, insurance company or other financial institution) or a special purpose vehicle administered or sponsored by any such Lender or Affiliate that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business; provided, however, that if a Default has occurred and is continuing, the consent of the Company shall not be required. Such consent by the Company and the Agents shall not be unreasonably withheld or delayed. Each such assignment (other than an assignment to another Lender or an Affiliate thereof) shall be in an amount not less than the lesser of (i) $10,000,000 and in integral multiples of $1,000,000 thereafter unless otherwise agreed to by the Administrative Agent and, if no Default has occurred and is continuing, the Company, or (ii) the remaining amount of the assigning Lender's Commitment (calculated as at the date of such assignment). If any Lender assigns a part of its rights and obligations in respect of Revolving Credit Loans and/or Revolving Credit Commitment under this Agreement to a Purchaser, such Lender shall assign proportionate interests in its respective Pro Rata Multicurrency Loans and Multicurrency Commitment in respect of Pro Rata Multicurrency Loans and other related rights and obligations hereunder to such Purchaser, and if any Lender assigns a part of its rights and obligations under this Agreement in respect of its Pro Rata Multicurrency Loans and/or Multicurrency Commitments in respect of Pro Rata Multicurrency Loans to a Purchaser, such Lender shall assign proportionate interests in its Revolving Credit Loans and Revolving Credit Commitments to such Purchaser.

     13.3.2. Effect; Effective Date. Upon (i) delivery to the Agents of a notice of assignment, substantially in the form attached as Exhibit I to Exhibit H hereto (a "NOTICE OF ASSIGNMENT"), together with any consents required by
Section 13.3.1, and (ii) payment of a $3,500 fee to the Administrative Agent for processing such assignment (provided that such fee shall not be required if such assignment is to an existing Lender or an Affiliate thereof), such assignment shall become effective on the effective date specified in such Notice of Assignment. The Notice of Assignment shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Commitment and Loans under the applicable assignment agreement are "plan assets" as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be "plan assets" under ERISA. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by the Company, the Lenders or the Agents shall be required to release the transferor Lender with respect to the percentage of the Aggregate Commitment and Loans assigned to such Purchaser. Upon the consummation of any assignment to a Purchaser pursuant to this Section 13.3.2, the transferor Lender, the Administrative Agent and the Company shall make appropriate arrangements so that any requested promissory notes, if applicable, are issued to such transferor Lender.

     13.3.3. Register. The Administrative Agent, acting solely for this purpose as the agent of the Borrowers, shall maintain at its address referred to in
Section 14.1 a copy of each Notice of Assignment delivered to it and a register (the "REGISTER") for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as the owner of the Loans recorded therein for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers or any Lender at any reasonable time and from time upon reasonable prior notice.

     13.4. Dissemination of Information. Each Borrower authorizes each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee") and any prospective Transferee any and all information in such Lender's possession concerning the creditworthiness of the Company and its Subsidiaries provided that each Transferee and prospective Transferee agrees to be bound by Section 10.12.

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

     13.5. Tax Treatment. If any interest in any Loan Document is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 3.6.

                                  ARTICLE XIV
                                    NOTICES

     14.1. Notices. Except as otherwise permitted by Article II with respect to borrowing notices, all notices, requests and other communications to any party hereunder shall be in writing (including bank wire, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of a Borrower or an Agent, at its address or facsimile number set forth on the signature pages hereof, (y) in the case of any Lender, at its address or facsimile number set forth in Schedule 1 hereto or otherwise established pursuant to an Assignment or
(z) in the case of any party, such other address or facsimile number as such party may hereafter specify for the purpose by notice to the Administrative Agent and the Company. Each such notice, request or other communication shall be effective (i) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Administrative Agent under Article II shall not be effective until received.

     14.2. Change of Address. Any Borrower, Agent and Lender may each change the address for service of notice upon it by a notice in writing to the other parties hereto.

                                   ARTICLE XV
                                  COUNTERPARTS

     15.1. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Borrowers, the Agents, the Swing Line Bank and the Lenders.

                                  ARTICLE XVI
 CHOICE OF LAW, CONSENT TO JURISDICTION, WAIVER OF JURY TRIAL, JUDGMENT CURRENCY

     16.1. CHOICE OF LAW. THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.



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     16.2. WAIVER OF JURY TRIAL. EACH BORROWER, EACH AGENT AND EACH LENDER
HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

     16.3. Submission To Jurisdiction; Waivers. (a) Each of the Company and the Foreign Subsidiary Borrowers hereby irrevocably and unconditionally:

          (i) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of state or federal courts located in Chicago, Illinois and appellate courts from any thereof;

          (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Company or such Foreign Subsidiary Borrower, as the case may be, at the address specified in Section 14.1, or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

          (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (v) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

     (b) Each Foreign Subsidiary Borrower hereby irrevocably appoints the Company as its agent for service of process in any proceeding referred to in
Section 16.3(i) and agrees that service of process in any such proceeding may be made by mailing or delivering a copy thereof to it care of Company at its address for notices set forth in Section 14.1.

     16.4. Acknowledgments. Each Borrower hereby acknowledges that:

     (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

     (b) no Agent or Lender has any fiduciary relationship with or duty to such Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Agents and the Lenders, on the one hand, and the Borrowers, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

     (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrowers and the Lenders.



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     16.5. Power of Attorney. To the extent enforceable under the laws of its applicable jurisdiction of organization, each Foreign Subsidiary Borrower hereby grants to the Company an irrevocable power of attorney to act as its attorney-in-fact with regard to matters relating to this Agreement and each other Loan Document, including, without limitation, execution and delivery of any amendments, supplements, waivers or other modifications hereto or thereto, receipt of any notices hereunder or thereunder and receipt of service of process in connection herewith or therewith. Each Foreign Subsidiary Borrower hereby explicitly acknowledges that each Agent and each Lender have executed and delivered this Agreement and each other Loan Document to which it is a party, and has performed its obligations under this Agreement and each other Loan Document to which it is a party, in reliance upon the irrevocable grant of such power of attorney pursuant to this subsection. The power of attorney granted by each Foreign Subsidiary Borrower hereunder is coupled with an interest.

     16.6. Judgment. (a) If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in one currency into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, under applicable law that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency in the city in which it normally conducts its foreign exchange operation for the first currency on the Business Day preceding the day on which final judgment is given.

     (b) The obligation of each Borrower in respect of any sum due from it to any Lender hereunder shall, notwithstanding any judgment in a currency (the "JUDGMENT CURRENCY") other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the "AGREEMENT CURRENCY"), be discharged only to the extent that on the Business Day following receipt by such Lender of any sum adjudged to be so due in the Judgment Currency such Lender may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency; if the amount of Agreement Currency so purchased is less than the sum originally due to such Lender in the Agreement Currency, such Borrower agrees notwithstanding any such judgment to indemnify such Lender against such loss, and if the amount of the Agreement Currency so purchased exceeds the sum originally due to any Lender, such Lender agrees to remit to such Borrower such excess.


     IN WITNESS WHEREOF, the Borrowers, the Lenders and the Agents have executed this Agreement as of the date first above written.

                             BORROWERS:

                             ARVINMERITOR, INC.


                             By:

                             Name:

                             Title:


                             Attention:
                             Phone:
                             Facsimile:
                             E-mail:


                             MERITOR AUTOMOTIVE CANADA, INC.


                             By:

                             Name:

                             Title:


                             Attention:
                             Phone:
                             Facsimile:
                             E-mail:


                             ARVIN FINANCE IRELAND


                             By:

                             Name:

                             Title:


                             Attention:
                             Phone:
                             Facsimile:
                             E-mail:


                             MERITOR HEAVY VEHICLE SYSTEMS LIMITED


                             By:

                             Name:

                             Title:


                             Attention:
                             Phone:
                             Facsimile:
                             E-mail:



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
                             LENDERS:

                             BANK ONE, NA (Main Office Chicago) as
                             Administrative Agent, an Issuer and as a Lender

                             By:

                             Print Name:

                             Title:

                             611 Woodward Avenue
                             Detroit, Michigan 48226

                             Attention:
                             Phone:
                             Facsimile:
                             E-mail:


                             THE CHASE MANHATTAN BANK, as Syndication Agent and as a Lender

                             By:

                             Print Name:

                             Title:
                             [Address]
                             Attention:
                             Phone:
                             Facsimile:
                             E-mail:


                             CITICORP USA, INC., as a Documentation Agent and as a Lender

                             By:

                             Print Name:

                             Title:
                             [Address]
                             Attention:
                             Phone:
                             Facsimile:
                             E-mail:



                             BANK OF AMERICA, N.A., as a Documentation Agent and as a Lender

                             By:

                             Print Name:

                             Title:
                             [Address]
                             Attention:
                             Phone:
                             Facsimile:
                             E-mail:

                             [OTHER LENDERS TO FOLLOW]


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